As filed with the Securities and Exchange Commission on October 29, 2019

                                                                                              Securities Act Registration No. 333-233646

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2/A

X	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
X	PRE-EFFECTIVE AMENDMENT NO. 3
POST-EFFECTIVE AMENDMENT NO.

MacKenzie Realty Capital, Inc.

89 Davis Road, Suite 100
 Orinda, California 94563
 (925) 631-9100

AGENT FOR SERVICE
Chip Patterson
89 Davis Road, Suite 100
 Orinda, California 94563

Copies of Communications to:

Steven F. Carman, Esq.
Rebecca C. Taylor, Esq. Husch Blackwell LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of the Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. X

It is proposed that this filing will become effective (check appropriate box): X  when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
		Proposed	Proposed Maximum
Title of Securities Being Registered	Amount to be Registered	Maximum Offering Price Per Share	Aggregate Offering Price (1)	Amount of Registration Fee (2) (3)
Common Stock	15,000,000	$10.25	$153,750,000.00	$18,634.50

(1)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $153,750,000.

(2)
Pursuant to Rule 415(a)(6) under the Securities Act, the Registrant is carrying forward to this registration statement $74,342,890 in aggregate offering price of unsold securities that were previously registered on registration statement on Form N-2 (File No. 333-212804) initially filed on August 1, 2016 (the “Prior Registration Statement”).  Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee previously paid with respect to such unsold securities will continue to be applied to such unsold securities. The amount of the registration fee in the table relates to the additional $79,407,110  in aggregate offering price of securities being registered hereunder. As a result, a filing fee of $9,624.14 was paid with the initial registration filed on September 6, 2019. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this Registration Statement.

(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall  become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS – SUBJECT TO COMPLETION , 2019 MacKenzie Realty Capital, Inc. Up to a Maximum of 15,000,000 Shares of Common Stock
We are an externally managed non‑diversified company that has elected to be treated as a business development company under the Investment Company Act of 1940 (or the “1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity real estate‑related investments. We are advised by MCM Advisers, LP. MacKenzie Capital Management, LP provides us with non‑investment management services and the administrative services necessary for us to operate.
We seek to continue and expand the business of our initial portfolio of assets we acquired on February 28, 2013 from eight private funds, which we refer to as our “Legacy Funds,” and the investments we have acquired with proceeds from our initial offering (“Initial Offering”) and our second offering (“Second Offering”). We intend to continue to invest primarily in debt and equity real estate‑related securities. We qualified to be taxed as a real estate investment trust (or “REIT”) beginning with the tax year ended December 31, 2014, and made our REIT election in our 2014 tax return.
We are offering on a continuous basis up to 15,000,000 Shares at an initial offering price of $10.25 per Share (the “Offering”); however, if our net asset value (“NAV”) per Share is above $9.23 per Share, as it is as of the date hereof (the net proceeds to us for Shares sold at $10.25), and if our shareholders do not continue to approve the sale of Shares below NAV, then we may supplement this prospectus and sell our Shares at a higher price in order to avoid selling our Shares at a price which, after deduction of selling commissions and dealer manager fees, is below our NAV per Share. Because of the possibility that the price per Share will change, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than for a number of Shares. We are required to file post‑effective amendments to this registration statement, which are subject to Securities and Exchange Commission (or “SEC”) review, to allow us to continue this offering for at least three years.
Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 14 to read about the risks you should consider before buying Shares, including the risk of leverage.
●
You should not expect to be able to sell your Shares regardless of how we perform; and if you are able to sell your Shares, you will likely receive less than your purchase price and less than current NAV.

● We do not intend to list our Shares on any securities exchange until 2024, and we do not expect a secondary market in the Shares to develop.
●
We have implemented a Share repurchase program, but we do not expect to repurchase more than 5.0% of the Shares that were outstanding in the prior year on average. In addition, any such repurchases will be at a 12% discount to the most recent offering price until February 2020, then at a 10% discount, and rising thereafter. See “Share Repurchase Program”.

● Dividends are not guaranteed, and we are permitted to return a limited amount of our capital, or borrow, to fund dividends (though we intend to do neither).
●	You should consider that you may not have access to the money you invest for an indefinite period of time.
●	An investment in our Shares is not suitable for you if you need access to the money you invest. See “Share Repurchase Program” and “Suitability of Stockholders.”
●	Because you will be unable to sell your Shares, you will be unable to reduce your exposure on any market downturn unless and until we list the Shares.
●
You will pay a sales load of up to 10% and offering expenses (which do not include the portfolio structuring fee discussed herein) of up to 1.1% on the amount you invest.  If you pay the maximum aggregate of 11.1% for sales load and offering expenses, you must experience a total return on your net investment of 12.5% in order to recover these sales load and offering expenses.

NEITHER THE SEC, NOR THE ATTORNEY GENERAL OF THE STATE OF NEW YORK, NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF OUR COMMON STOCK, DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE OR PASSED ON OR ENDORSED THE MERITS OF OUR OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE USE OF FORECASTS IS PROHIBITED AND ANY REPRESENTATION TO THE CONTRARY AND ANY PREDICTIONS, WRITTEN OR ORAL, AS TO THE AMOUNT OR CERTAINTY OF ANY PRESENT OR FUTURE CASH BENEFIT OR TAX CONSEQUENCE WHICH MAY FLOW FROM AN INVESTMENT IN OUR COMMON STOCK IS NOT PERMITTED.

	Price to Public	Sales Load(2)	Net Proceeds to us(3)
Per Share	$10.25	$1.03	$9.23
Total Maximum(1)	$153,750,000	$15,375,000	$138,375,000

(1)	There is no minimum number of Shares we must sell to effect this offering. The total maximum (“Total Maximum”) assumes the sale of the maximum number of 15,000,000 Shares offered in this offering.
(2)
We will pay selected brokers (the “Selling Agents”) a sales load of 7.0% of the offering price, which load is reduced based on the number of Shares purchased from a Selling Agent, and we will also pay our dealer manager, Arete Wealth Management, LLC (“Arete”), a dealer manager fee of up to 1.9% of the offering price (the “Dealer Manager Fee”). If Shares are purchased through investment advisers, we will only pay the Dealer Manager Fee to Arete, and no commissions will be payable. For purposes of the table, we have assumed a sales charge of 7.0%. To the extent purchasers qualify for the volume discounts or purchase through certain investment advisory accounts, the sales load amount shown in the table would be less. Selling Agents will also receive a marketing support fee of 1.1% of the offering price from us (the “Marketing Support Fee”) to assist the Selling Agents in cover their costs for the marketing of the Shares. For purchases through certain investment advisory accounts, Arete will only receive the 1.9% Dealer Manager Fee in lieu of commissions and no Marketing Support Fee will be paid.  The total amount of all items of compensation from any source, payable to underwriters, broker-dealers or affiliates thereof will not exceed an amount that equals 10.0% of the gross proceeds of the offering (excluding Shares purchased through the dividend reinvestment plan). See “Arrangements with Dealer Manager and Selected Broker Dealers.”

(3)
The amounts listed above under “Net Proceeds to us” do not reflect the payment to our investment adviser of a portfolio structuring fee of 3.0% of the Gross Invested Capital of this offering (the “Portfolio Structuring Fee”) for its initial investment advisory services to us. The Portfolio Structuring Fee is an operating expense and is discussed in the Section “Fees and Expenses” on page 11. We also estimate that we will incur approximately $1,650,000 in costs in connection with this offering (not including any costs or expenses incurred in connection with the Initial Offering).  To the extent that these costs exceed $1,650,000 for this offering, any additional amounts will be reimbursed by our investment adviser, MCM Advisers, LP, except to the extent the full 10.0% in broker fees described above are not incurred. In such case, the difference will be available to be paid or reimbursed by us to brokers for marketing expenses or other non‑cash compensation. Therefore, our offering costs will have either been paid by persons holding our common stock before the commencement of this offering (and will not be directly born by investors in this offering), or will be paid by our adviser, or will be paid out of the amount not paid under the 10.0% in broker fees described above.

There are no arrangements to place offering proceeds in escrow, trust, or similar arrangement. Our securities are being offered on a best efforts basis and we expect closings twice per month. We currently intend to terminate this offering in October 2022. The minimum initial investment for an individual is $5,000. Out of that amount (assuming the Total Maximum is sold), $405 will normally be paid in sales load and Marketing Support Fees, and $95 will normally be paid for the Dealer Manager Fee. Therefore, of the initial $5,000 investment, $4,500 will normally be used for investment purposes. To the extent an investor qualified for a volume discount or purchased as a client of certain investment advisers, more of such investor’s capital could be used for investment purposes. To the extent the full 10.0% of broker fees is not incurred, the remaining portion of 10.0% of a subscription may be used to pay other organizational and marketing expenses, resulting in the same net proceeds to us.

The date of this prospectus is _________________, 2019.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements, and other information about us with the SEC. We will also provide our stockholders with quarterly reports containing the information contained in any quarterly report filed by us with the SEC. This information will be available free of charge by contacting us by mail at 89 Davis Road, Suite 100, Orinda, CA 94563, by telephone at (925) 631‑9100 or (800) 854‑8357, or on our website at http://www.mackenzierealty.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
This prospectus is part of a registration statement that we have filed with the SEC to register a continuous offering of our shares of common stock. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update, or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing post‑effective amendments to the registration statement to include new annual audited consolidated financial statements as they become available, or amending our prospectus or if our NAV declines more than 10.0% from our NAV on the effective date of our registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC or any state securities authority reviews any such amendment until it is declared effective.

You should rely on the information contained in this prospectus and any prospectus supplement. We have not, and the Selling Agents have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus and any prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front cover of such prospectus or prospectus supplement. We will amend or supplement this prospectus in the event of any material change to the information contained herein. Attached at the end of this prospectus is a Table of Definitions that should be referenced in connection with reading this prospectus or any prospectus supplement.

Suitability of Stockholders

We have established minimum income and net worth standards for purchasers of our Shares because there is not likely to be a substantial or active secondary market for trading our Shares. We believe these standards are reasonable for us and the risks associated with the purchase of our shares. Generally, purchasers must have either (i) a minimum annual gross income of $70,000 and a minimum net worth of $70,000; or (ii) a minimum net worth of $250,000; though purchasers in certain states must meet higher minimums, limit the percentage of their net worth invested in us, or purchase a minimum number of shares, as more thoroughly described below. Net worth will be determined exclusive of home, home furnishings, and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.
In addition, we will not sell Shares to investors in the states named below unless they meet special suitability standards.
Idaho Investors: Investors in Idaho must have either (i) a minimum annual gross income of $85,000 and a minimum liquid net worth of $85,000; or (ii) a minimum liquid net worth of $300,000. Additionally, Share purchases by Idaho investors may not exceed 10.0% of their liquid net worth. “Liquid net worth” shall include only cash and cash equivalents (including assets that may be convertible to cash within one year).
Iowa Investors: Investors in Iowa must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $350,000. Additionally, Iowa investors must limit their aggregate investment in this offering and in securities of other non-traded direct participation programs to 10.0% of such investors’ liquid net worth (cash, cash equivalents and readily marketable securities).
Kentucky Investors: The Kentucky Department of Financial Institutions Division of Securities advises that MRC is a business development company. As such, all Kentucky residents who invest in the Shares must have a minimum gross annual income of $85,000 and a minimum net worth of $85,000 (as defined in the North American Securities Administrators Association Omnibus Guidelines), or a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in the Shares.
Maine Investors: The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10.0% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
Massachusetts Investors: Massachusetts investors may not invest, in the aggregate, more than 10% of the investor’s liquid net worth in this program and other illiquid direct participation programs.
Michigan Investors: The total amount invested in MRC by Michigan investors may not exceed 10.0% of the investor’s liquid net worth (cash, cash equivalents and readily marketable securities).
Missouri Investors:  No more than 10.0% of any one Missouri investor’s liquid net worth shall be invested in the Shares.
Nebraska Investors: Investors in Nebraska must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $350,000. Additionally, Nebraska investors must limit their aggregate investment in this offering and in the securities of other non-publicly traded direct participation programs to 10.0% of such investor’s net worth.  Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing investment concentration limit.
New Jersey Investors: New Jersey investors must have either (i) minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000.  For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities.  In addition, a New Jersey investor’s total investment in us, our affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federal and state exempt private offerings) by a New Jersey investor may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico Investors: The New Mexico Securities Division advises the following:

It shall be unsuitable for a New Mexico investor’s aggregate investment in the shares of MRC, its affiliates and other non‑traded BDCs and non‑traded REITs to exceed 10.0% of his/her liquid net worth. For these purposes, “liquid net worth” is defined as that portion of total net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
i

North Dakota Investors: North Dakota residents may not purchase an amount in this offering that exceeds 10% of such investor’s liquid net worth.
Ohio Investors: The Ohio Division of Securities advises the following:
It shall be unsuitable for an Ohio investor’s aggregate investment in the shares of MRC, its affiliates and other non‑traded BDCs and non‑traded REITs to exceed 10.0% of his/her liquid net worth. For these purposes, “liquid net worth” is defined as that portion of total net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Oklahoma & Oregon Investors: Total purchases of MRC in this offering by investors in Oklahoma and Oregon may not exceed 10.0% of their net worth.
Tennessee Investors: Investors in Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $500,000. Additionally, Share purchases by Tennessee investors may not exceed 10.0% of their liquid net worth.
Texas Investors: Investors in Texas must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $250,000. Additionally, Share purchases by Texas investors may not exceed 10.0% of their net worth.
Vermont Investors:  Investors in Vermont who do not meet the definition of an “accredited investor” within the meaning of the federal securities laws (17 C.F.R. §230.501) may not purchase an amount in this offering that exceeds 10% of such investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
Unless specified otherwise by a particular state above, net worth will be determined exclusive of home, home furnishings, and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary. Each person selling Shares on our behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each investor. In making this determination, each person selling Shares on our behalf will ascertain that the prospective investor:
i.	meets the minimum income and net worth standard established;
ii.	can reasonably benefit from investing in MRC based on the prospective stockholder’s overall investment objectives and portfolio structure;
iii.	is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and
iv.
has apparent understanding of (a) the fundamental risks of the investment; (b) the risk that the stockholder may lose the entire investment; (c) the lack of liquidity of our Shares; (d) the restrictions on transferability of our Shares; and (e) the tax consequences of the investment.

Each person selling Shares on our behalf will make this determination on the basis of information it obtains from each prospective investor. Relevant information for this purpose will include the age, investment objective, investment experience, income, net worth, financial situation, and other investments of the prospective stockholders, as well as any other pertinent factors. The Manager and any Sponsor (as defined in our charter (or “Charter”) to include any person who organizes, manages or controls us, and any Affiliate of such person, such as our Investment Adviser, Manager and Administrator) or each person selling Shares on our or a Sponsor’s behalf will maintain records for at least six years of the information used to determine that an investment in our Shares is suitable and appropriate for a stockholder.
ii

MacKenzie Realty Capital, Inc.

SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.
Except where the context suggests otherwise, the terms “we,” “us,” “our” and “MRC” refer to MacKenzie Realty Capital, Inc., the terms “MCM Advisers,” “Adviser” or “Investment Adviser” refer to MCM Advisers, LP, and the terms “MacKenzie Capital Management,” the “Manager” or the “Administrator” refer to MacKenzie Capital Management, LP.
MacKenzie Realty
We are an externally managed non‑diversified company that has elected to be treated as a business development company (“BDC”) under the 1940 Act. Our investment objective is to generate both current income and capital appreciation through real estate‑related investments. We are advised by MCM Advisers, and MacKenzie Capital Management provides us with non‑investment management services and administrative services necessary for us to operate.
We were formed to continue and expand the business of the Legacy Funds, the assets of which we acquired on February 28, 2013. As part of this continuation and expansion, we intend to continue to invest primarily in debt and equity real estate‑related securities. We qualified to be taxed as a real estate investment trust (or “REIT”) beginning with the tax year ended December 31, 2014, and made our REIT election in our 2014 tax return.
We previously registered for sale up to 5,000,000 shares of common stock pursuant to a registration statement on Form N-2 (File No. 333-181853) which was initially declared effective by the SEC on August 2, 2013 (the “Initial Offering” or “IPO”).  The Initial Offering terminated October 28, 2016.  In the Initial Offering, we raised approximately $42,460,794 in gross proceeds ($38,252,933 in net proceeds) from the sale of 4,248,933.54 Shares. We also previously registered for sale up to 15,000,000 shares of common stock pursuant to a registration statement on Form N-2 (File No. 333-212804) which was initially declared effective by the SEC on December 20, 2016 (the “Second Offering”).  The Second Offering will terminate October 28, 2019.  In the Second Offering, as of June 30, 2019, we raised approximately $56,917,061 in gross proceeds ($51,541,756 in net proceeds) from the sale of 5,726,776 Shares. From inception through June 30, 2019, we have raised $8,265,430 in gross proceeds from the sale of 918,381.07 Shares under our dividend reinvestment plan.
Our wholly owned subsidiary, MRC TRS, Inc. (“TRS”) was incorporated under the general corporation laws of the State of California on February 22, 2016 and operates as a taxable REIT subsidiary.  TRS started its operation on January 1, 2017, and the financial statements of TRS have been consolidated with the Company’s consolidated financial statements beginning with the quarter ended March 31, 2017.  On December 20, 2017, a wholly owned subsidiary of TRS, MacKenzie NY Real Estate 2 Corp., ("MacKenzie NY 2"), was formed for the purpose of making certain limited investments in New York companies. The financial statements of MacKenzie NY 2 have been consolidated with the Company beginning with the quarter ended March 31, 2018.
Our investments will generally range in size from $10 thousand to $5 million. However, we may make larger investments from time to time on an opportunistic basis. We intend to focus primarily on real estate‑related securities. We will purchase most of our securities (i) directly from existing security holders, (ii) through established securities markets, and (iii) in the case of unregistered, privately offered securities, directly from issuers. We will invest primarily in debt and equity securities issued by U.S. companies that primarily own commercial real estate that are either illiquid or not listed on any exchange.
Consistent with the approach taken by the Legacy Funds and in our investing of proceeds from our Initial and Second Offerings, we will generally seek to invest in interests of real estate‑related limited partnerships, limited liability companies (“LLCs”), and REITs. Under normal market conditions, we will invest at least 80.0% of our total assets in common stocks and other equity or debt securities issued by real estate companies, including REITs and similar REIT‑like entities. A real estate company is one that (i) derives at least 50.0% of its revenue from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate and land; or (ii) has at least 50.0% of its assets invested in such real estate. We will not invest in general partnerships, joint ventures, or other entities that do not afford limited liability to their security holders. However, limited liability entities in which we may invest may in turn hold interests in general partnerships, joint ventures, or other non‑limited liability entities.
We may also acquire (i) individual mortgages secured by real property (i.e., we may originate such loans or we may purchase outstanding loans secured by real estate), (ii) securities of issuers that own mortgages secured by income producing real property, and (iii) using no more than 20.0% of our available capital, securities of issuers that own assets other than real estate.

Legacy Portfolio Acquisition
On February 28, 2013, we acquired a portfolio of assets we refer to as the “Legacy Portfolio” from eight private funds (MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC), which we refer to collectively as the “Legacy Funds.” We refer to this transaction in its entirety as the “Legacy Portfolio Acquisition.”  The Legacy Funds were advised by MCM Advisers and managed by MacKenzie Capital Management. The Legacy Portfolio had a fair value of approximately $6.92 million on February 28, 2013, as determined by our Board of Directors. As consideration for our acquisition of the Legacy Portfolio, a total of 692,217 shares of our common stock were issued to the Legacy Funds.  The Legacy Funds have since dissolved and distributed their Shares to members.

Status of Our Ongoing Offering

   The Initial Offering commenced on August 2, 2013 and terminated on October 28, 2016.  The Company raised total gross proceeds of approximately $42,460,794 not including proceeds from our dividend reinvestment plan.  On December 20, 2016, the Second Offering commenced. From that date and through June 30, 2019, we have raised $56,917,061 in gross proceeds from the sale of 5,726,776 Shares in the Second Offering.  The Second Offering will terminate by October 28, 2019.  From inception through June 30, 2019, we have raised $8,265,430 in gross proceeds from the sale of 918,381.07 Shares under our dividend reinvestment plan, and redeemed 695,987.62 shares under our share repurchase program at an aggregate price of $6,263,889. All shares of common stock were sold at offering prices between $9.00 and $10.00 per share, depending on the amount of discounted commissions or volume discounts.

About MacKenzie Capital Management
We are managed by MacKenzie Capital Management, a California limited partnership that is owned by three sub‑partnerships that are owned in varying percentages by MacKenzie Capital Management and MCM Advisers employees and the extended family of Messrs. C.E. Patterson, Chip Patterson, Glen Fuller and Robert Dixon. The general partner of the Manager is MCM‑GP, Inc., a California corporation owned by the same individuals. The majority of the beneficial interests of the Manager are owned by C.E. Patterson, Berniece A. Patterson, Robert Dixon, Glen Fuller, and Chip Patterson, in addition to other family members. Certain non‑family employees of the Manager own minority interests in the Manager that represent in the aggregate less than 10.0% of the equity in the Manager. Our Manager manages all of our affairs except for providing investment advice. Our Manager and its predecessor companies have been engaged in the management and sponsorship of offerings that invest primarily in real estate‑related securities since 1982.  MacKenzie Capital Management also serves as our transfer agent.
About MCM Advisers
We are advised by MCM Advisers. MCM Advisers’ investment team also presently advises approximately 30 private equity funds. Those private funds have investment objectives and strategies that are similar to ours.
We expect to benefit from the ability of our Investment Adviser’s investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans, and manage and monitor a relatively diversified portfolio of those investments. Our Investment Adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.
Our Adviser is registered with the SEC and is owned by the same beneficial owners and in the same proportions as the Manager. Our Adviser is led by its investment team: C.E. Patterson, Founder and Managing Director of the General Partner of our Manager and our Adviser; Glen W. Fuller, who serves as Chief Operating Officer and Managing Director of the General Partner of our Manager and our Adviser; Chip Patterson, who serves as Managing Director and General Counsel, and Director of the General Partner of our Manager and our Adviser; Robert E. Dixon, who serves as Chief Investment Officer and Managing Director of the General Partner of our Manager and our Adviser; Paul F. Koslosky, who serves as Chief Financial Officer and Treasurer of the General Partner of our Manager and our Adviser; and Christine E. Simpson, who serves as Chief Portfolio Manager and Senior Vice President of Research for the General Partner of our Manager and our Adviser. We consider C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson to be MCM Advisers’ investment team.
Potential Market Opportunity
We intend to continue to pursue a strategy focused on investing primarily in illiquid or non‑traded debt and equity securities issued by U.S. companies that primarily own commercial real estate. These companies are likely to be non‑traded REITs (“NTRs”), small‑capitalization publicly traded REITs, public and private real estate limited partnerships (“RELPs”), limited liability companies (“LLCs”), and tenancies‑in‑common (“TICs”). We believe the size of this market and certain recent developments, coupled with MCM Adviser’s network, create an attractive investment environment for our strategy for a number of reasons, including:

•
Expected opportunities for investor liquidity have disappeared. Most NTRs intended to offer their shareholders a quarterly shareholder redemption program. When the recession of 2007-2009 began, most NTR sponsors suspended their shareholder redemption plans to conserve cash.  Thereafter, even as the outlook improved, more shareholders desired liquidity, so many sponsors limited such programs to redemptions in cases of death or disability. Further, as they explore liquidity options, many suspend redemption plans for extended periods of time. Similarly, many of the RELPs, LLCs and TICs that may have intended to liquidate by now have experienced a decline in property value and are unable to liquidate profitably. As a result, many of them will experience a longer holding period than their investors originally intended.

•
Economic downturn created demand for additional capital. During the recession of 2007-2009, many companies decided to reduce the amount of space they lease, increasing vacancies in office buildings and retail properties. Some companies in the retail, hospitality, and multi‑family sectors deferred maintenance in order to preserve cash. For these reasons, we believe there are many real estate companies that need access to additional capital for tenant improvements, deferred maintenance, and other capital expenditures.

•
Many real estate syndicators are looking for short-term loans. Many real estate acquisitions after the most recent recession have involved bridge financing, where buyers look for short-term, more expensive loans to acquire properties prior to raising capital from investors to take out such financing.

•
Small transaction sizes allow for a profitable niche. The secondary market trading volume for the entire NTR industry is less than $10 million per month, and most individual transactions are less than $100,000. Similarly, most of the RELPs, LLCs, and TICs that we target for loans will need less than $10 million in recapitalization loans or equity. As a result, most real estate investment firms cannot efficiently compete with us in such small transactions. Our Adviser has 35 years of experience closing such transactions with very low transaction costs.

Investment Strategy
Our investment objective is to generate both current income and capital appreciation through debt and equity real estate‑related investments. Our Independent Directors will review our investment policies with sufficient frequency, but at least annually, to determine that our policies are in the best interests of our stockholders. Each such determination and the basis therefor will be contained in the minutes of our Board of Directors meetings.
We seek to accomplish our objective by a combination of rigorous analysis of the NAV of and risks associated with potential security acquisitions, and a disciplined requirement that any security must be acquired at a significant discount to its net asset value. Although we may acquire any type of security by any method, we anticipate our acquisitions will generally be accomplished in the following ways:
•
Tender offers. We intend to acquire shares of NTRs and other real estate companies via registered and non‑registered tender offers (e.g., offers to purchase securities directly from the existing holders). This is generally our preferred acquisition method, as it allows us to name the price at which we are willing to buy such securities. By purchasing securities at significant discounts to NAV, we simultaneously reduce the risk of a loss of capital due to a decline in NAV while increasing total returns when the discount is realized. Also, by purchasing seasoned securities that are several years old, we significantly reduce our intended holding period and correspondingly increase our annualized rate of return.

•
Direct loans and private placements. We may occasionally make direct loans to private real estate companies and arrange for private placements of equity issued directly to us by private real estate companies. These direct investments would only be made after we have an equity investment in the company, which companies are smaller so that we are more familiar with their properties and management.

•
Purchases of small‑cap REITs on the open market. We believe that small‑capitalization REITs (typically less than $250 million) are largely ignored by institutional investors and by Wall Street analysts, and as a result they often trade for significant discounts to their net asset value. While these REITs tend to be highly illiquid with very small trading volumes, our smaller size allows us to focus on these REITs and to purchase their securities in meaningful quantities. Like shares of NTRs that we purchase at discounts to NAV, we believe these acquisitions can provide superior risk‑adjusted returns.

Risk Factors
The value of our assets, as well as the price of our Shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in MRC involves other risks, including the following:

•
We identified a material weakness in our internal control over financial reporting which caused the restatement of our financial statements as of June 30, 2016 and 2015 and for each of the three years in the period ended June 30, 2016.  Our failure to establish and maintain effective internal control over financial reporting in the future could result in a material misstatement of our annual or quarterly financial statements that would not be detected on a timely basis and which could cause investors and others to lose confidence in our financial statements or limit our ability to raise capital.

•	We have limited operating history as a BDC, and our Adviser has limited history managing a BDC;
•	We are dependent upon MCM Advisers’ investment team for our success;
•	There is no minimum number of Shares that must be purchased before we effect closings of Share sales, which means our expense ratio could be greater than anticipated;
•	We operate in a highly competitive market for investment opportunities;
•
Our incentive fee structure and the formula for calculating the management fee may incentivize MCM Advisers to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de‑levering when it would otherwise be appropriate to do so;

•
Our portfolio may lack diversification among portfolio companies, subjecting us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments;

•
Although a large portion of the current portfolio is located in California, we do not intend to concentrate our portfolio on any specific geographic areas, however we may be subjected to a risk of significant loss if there is a downturn in a particular area in which a number of our investments are concentrated;

•
Investing in real estate‑related companies, including REITs and individual mortgages, involves a high degree of risk inherent in real estate ownership, including risks related to competitive, economic and financing conditions.   Our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect;

•	The lack of liquidity in our investments may adversely affect our business;
•	An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;
•	We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us;
•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;
•	There will be uncertainty as to the value of our portfolio investments;
•	We may experience fluctuations in our quarterly results;
•
Shares of BDCs have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the price of our Shares will not decline below our net asset value per Share if and when a market for them develops;

•	If we list the Shares on an exchange, our common stock price may be volatile and may decrease substantially;
•	There is a risk that our stockholders may not receive dividends or that our dividends may not grow over time;
•	Our common stock is not expected to be listed on an exchange for the foreseeable future;
•	Sales of stock in this offering will be dilutive to the initial net asset value; and
•
Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

See “Risk Factors” beginning on page 14, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in Shares.
Operating and Regulatory Structure
We are a Maryland corporation that is an externally managed, non‑diversified company that has elected to be treated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70.0% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by MCM Advisers and supervised by our Board of Directors. Each member of our Board of Directors has at least 22 years of relevant experience, demonstrating the knowledge and experience required to successfully guide us. MCM Advisers is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (or the “Advisers Act”). Under our investment advisory agreement with MCM Advisers, which we refer to as the Investment Advisory Agreement, we pay MCM Advisers an up‑front Portfolio Structuring Fee, an annual base management fee based on our “Gross Invested Capital” as well as incentive fees based on our income and our performance. See “Investment Advisory Agreement.” We also entered into an administration agreement, which we refer to as the Administration Agreement, under which we agreed to reimburse MacKenzie Capital Management for our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services, subject to the amount being approved by our Independent Directors. See “Administration Agreement.”
Both MCM Advisers and MacKenzie Capital Management are controlled by their general partner, MCM‑GP, Inc., which is controlled by its board members: C.E. Patterson, Berniece Patterson, Glen Fuller, Chip Patterson, and Robert Dixon.
Our Corporate Information
Our offices are located at 89 Davis Road, Suite 100, Orinda, CA 94563, and our telephone number is (925) 631‑9100 or (800) 854‑8357.
Share Repurchase Program

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their Shares promptly at a desired price. See “Share Repurchase Program.”
We intend to offer to repurchase Shares quarterly on such terms as may be determined by our Board of Directors in its discretion unless, in the judgment of the Independent Directors, such repurchases would not be in our best interests or would violate applicable law. The Board will consider certain factors such as information about fees paid by other funds that engage in comparable activity, the amount of effort required to identify investment opportunities, take advantage of investment opportunities, and monitor those investment opportunities in light of our investment strategy. The Board will also consider the fees paid to our Adviser for managing private funds and the expenses expected to be incurred by the Adviser for managing us. The Board will further consider the expenses the Adviser would have to incur in order to comply with various federal and state securities laws on an ongoing basis and the performance record for the Adviser in implementing a similar strategy in the past. Any Share repurchase should not result in any tax consequence on those investors who remain invested in us or on us directly. Similarly, a repurchase is not expected to impact our investment strategy or our portfolio turnover. If we were to decrease meaningfully in size as the result of a Share repurchase, our expense ratio could increase modestly.

We anticipate conducting such repurchases in accordance with the requirements of Rule 13e‑4 of the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act. In months in which we repurchase Shares, we expect to conduct repurchases on the same date that we hold our periodic closings for the sale of Shares in this offering.
We do not expect to repurchase Shares in any calendar year in excess of 5.0% of the weighted average number of Shares outstanding in the prior calendar year. We also intend to limit the number of Shares we will repurchase during any calendar year to the number of Shares we could otherwise repurchase with dividends that would be used to buy our common stock under our dividend reinvestment plan (our “DRIP”).
At the discretion of our Board of Directors, we may also use cash on hand, cash available from any borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase Shares. We further anticipate that we will offer to repurchase such Shares on each date of repurchase at a price equal to $9.00 per Share until February 2020, $9.25 until February 2021, $9.50 until February 2022, $9.75 until February 2023, and $10.00 thereafter.
In connection with its consideration of whether to conduct such tender offers, our Board of Directors will consider any requests it has received from stockholders. If you wish to tender your Shares for repurchase, you must either tender at least 25.0% of the Shares you purchased in this offering or all of the Shares that you own. If you choose to tender only a portion of your Shares, you must maintain a minimum balance of $1,000 worth of Shares following a tender of Shares for repurchase. If the amount of any repurchase requests exceeds the number of Shares we seek to repurchase, we will repurchase Shares on a pro‑rata basis. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you may not be able to dispose of your Shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act. See “Share Repurchase Program.”

How to Subscribe
Investors who meet the suitability standards described herein may purchase Shares. Investors seeking to purchase Shares should:
•	Read this entire prospectus and all appendices and supplements accompanying this prospectus.
•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.
•
Deliver a check for the full purchase price of the Shares being subscribed for along with the completed subscription agreement to MacKenzie Realty Capital, Inc., 89 Davis Road, Suite 100, Orinda, CA 94563. You must initially invest at least $5,000 in Shares to participate in this offering—subject to higher minimums that may be imposed by particular states. After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for dividends received under our DRIP. Stockholders will not be required to contribute any additional capital to us after their initial purchase of Shares.

•
By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he/she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

We expect to accept subscriptions and admit new stockholders at closings twice per month. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers without interest and without deduction for any expenses within 10 business days from the date the subscription is rejected. We are not permitted to accept a subscription for Shares until at least five business days after the date you receive this prospectus.

THE OFFERING
Common Stock Offered by Us
A maximum of 15,000,000 Shares. As of June 30, 2019, we had 10,926,319.99 Shares outstanding; 5,726,776 Shares sold in the Second Offering, 692,217 Shares issued in connection with the Legacy Portfolio Acquisition, 36,000 Shares issued upon formation of the Company, and 4,248,933.54 Shares sold in our Initial Offering, which terminated on October 28, 2016.  The Initial Offering resulted in gross proceeds of $42,460,794 and net proceeds of $38,252,933. As of June 30, 2019, the Second Offering had resulted gross proceeds of $56,917,061 and net proceeds of $51,541,756. As of June 30, 2019, we had issued 918,381.07 Shares under our DRIP at a price of $9 per Share with gross proceeds of $8,265,430. As of June 30, 2019, 695,987.62 of Shares had been repurchased under our Share Repurchase Program at an aggregate price of $6,263,889.

Common Stock to be Outstanding After this Offering	Approximately 25,926,319.99 Shares, assuming the sale of the maximum number of Shares offered in this Offering.
Continuous Offering
We anticipate we will continually offer our Shares until October 2022. During that time, we will generally conduct closings twice per month, at which time the offering price, if different than $10.25 per Share, will be provided to each prospective purchaser along with our then‑current NAV per Share.

Use of Proceeds
Our net proceeds from this Offering could be approximately $138,375,000 or more, and our Charter requires us to invest at least 82.0% of those proceeds in “Assets” (as that term is defined in our Charter). The net proceeds we receive from this offering will be used for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay from the net proceeds of this offering our operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses related to potential new investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high‑quality investments that mature in one year or less from the date of investment.

We do not intend to fund dividends with a return of capital, though we are permitted to return up to approximately 5.0% of the proceeds from this offering as dividends. See “Use of Proceeds.”

Dividends
To the extent that we have income from operations available, we intend to distribute quarterly dividends to our stockholders. Dividends are not assured, and though we do not intend to, we are not prohibited from borrowing or returning a limited amount of capital to fund distributions.

The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends or other distributions to our stockholders will be declared out of assets legally available for distribution, and we do not intend to make distributions consisting of a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year. Distributions in kind are not permitted, except to the extent permitted in our Charter. In no event may we borrow money to make distributions if the amount of such distribution would exceed our annual revenue, less operating costs.

Taxation
We are taxed as a REIT rather than a C corporation and generally will not pay federal income tax on taxable income that is distributed to our stockholders, provided we distribute at least 90.0% of our ordinary taxable income. Our distributions from earnings and profits are treated as ordinary income and generally will not qualify as qualified dividend income and will not be qualifying for purposes of the dividends received deduction. As a REIT, certain dividends related to long‑term capital gains may be taxed as capital gains dividends. As a REIT, we may be subject to a corporate level tax if and to the extent of certain built‑in gains on certain assets if such assets are sold during the 5-year period following conversion. Built‑in gain assets are assets whose fair market value exceeds the REIT’s adjusted tax basis at the time of conversion.

Our bylaws (the “Bylaws”) provide that we will provide our stockholders with information necessary for the preparation of their federal tax returns within 75 days of our fiscal year end. See “Dividends” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees
Under the Amended and Restated Investment Advisory Agreement, we will pay MCM Advisers a fee for its services consisting of three components — the Portfolio Structuring Fee, a base management fee and a subordinated incentive fee. The Portfolio Structuring Fee, which equals 3% of the Gross Invested Capital of this offering, compensates our Adviser for its services of composing our portfolio, including the identification, evaluation, and structuring of each portfolio acquisition.  It is payable in any month in which offering proceeds are received by us.  Once the offering is complete in 2022, the Portfolio Structuring Fee will no longer be payable.  However, if the Company conducts future offerings of its shares and if the terms of the Investment Advisory Agreement remain the same, there will be a Portfolio Structuring Fee payable in connection with such offerings. The base management fee is calculated based on our “Gross Invested Capital,” which includes any borrowing for investment purposes. The base management fee is payable quarterly at an annual rate of 3% of the first $20 million in Gross Invested Capital, 2% of the next $80 million in Gross Invested Capital and 1.5% of Gross Invested Capital over $100 million.

The subordinated incentive fee has two parts—income and capital gains. The incentive fee components (other than during liquidation) are designed so that neither the income incentive fee nor the capital gains incentive fee is payable to the Adviser unless our stockholders have first received dividends at a rate of at least 7.0% per annum for the relevant measurement period (a fiscal quarter, for the income incentive fee; a fiscal year, for the capital gains incentive fee).

The income incentive fee is calculated quarterly as follows: (i) the sum of preliminary net investment income for each fiscal quarter since the effective date of the Amended and Restated Investment Advisory Agreement (October 1, 2017) exceeding  7% of the “contributed capital” on an annualized basis up to 8.75% of contributed capital;  and (ii)  20.0% of our preliminary net investment income for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate; minus (iii) the sum of all previously paid income incentive fees since the effective date, plus (iv) any incremental income incentive fee payable resulting from the reanalysis after calculation of the capital gains incentive fee, as described more in more detail in the Section entitled “Investment Advisory Agreement”.

The capital gains incentive fee is calculated for each fiscal year as follows: (i) the sum of all “capital gains” (calculated as net realized capital gains less unrealized capital depreciation) for each fiscal year after the effective date exceeding 7% of the “contributed capital” on an annualized basis up to 8.75% of contributed capital, which amount is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income);  and (ii)  20.0% of all capital gains for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate, which amount is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income); minus (iii) the sum of all previously paid income incentive fees since the effective date and prior to the end of such fiscal year; less (iv) the aggregate amount of all capital gains incentive fees paid in prior fiscal years ending after the effective date.  To the extent that such calculation would result in a capital gains incentive fee that exceeds 20% of all realized capital gains for the measurement period, the capital gains incentive fee shall be capped so that under no circumstance does it exceed 20% of the realized capital gains for the measurement period. See “Investment Advisory Agreement.”

Administration Agreement
We reimburse MacKenzie Capital Management for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services, subject to the Independent Directors’ approval. In addition, we reimburse MacKenzie Capital Management for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer, Financial Reporting Manager, and any administrative support staff. If MacKenzie Capital Management withdraws as our Administrator, it must provide stockholders with 120 days’ notice and pay any expenses we incur as a result of such withdrawal. See “Administration Agreement.”

Leverage
We have no current intention to borrow funds for investment purposes but may do so at a future time. If we did so borrow, we would be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our Adviser, will be borne by our common stockholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 200.0% immediately after each such borrowing. See “Regulation as a Business Development Company.”

Future Trading
We do not intend to list our common stock on any established exchange until 2024. Shares of BDCs frequently trade at a discount to their NAV. A BDC is not generally able to issue and sell common stock at a price below its NAV per share unless it has stockholder approval. Prior to any sales in this offering, we will obtain approval from our current stockholders for us to sell Shares in this offering at a price, after deduction of selling commissions and Dealer Manager Fees, that is below NAV. The risk that our Shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per Share may decline. Our common stock will not be listed for trading on an established exchange, and we cannot predict whether our Shares will trade above, at, or below NAV. See “Risk Factors – Risks Relating to this Offering.”

License Arrangement
MacKenzie Capital Management, LP has granted to us a non‑exclusive, royalty‑free license to use the name “MacKenzie” under the Administration Agreement, so long as we engage our Adviser to serve as our investment adviser. See “License Arrangement.”

Dividend Reinvestment Plan
We have adopted an “opt in” DRIP. If your Shares are registered in your own name, your dividends will automatically be paid in cash, unless you “opt in” to the DRIP. If you “opt in” to our DRIP, your dividends will be automatically reinvested in additional whole and fractional Shares, subject to the DRIP’s terms. If your Shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting in to our DRIP. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

Certain Anti‑Takeover Measures
Our Charter and Bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti‑takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available Information
We file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (800) 732‑0330. This information is also be available free of charge by contacting us at MacKenzie Realty Capital, Inc., 89 Davis Road, Suite 100, Orinda, CA 94563, by telephone at (925) 631‑9100 or (800) 854‑8357, or on our website at http://www.mackenzierealty.com.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly when buying Shares. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “MRC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in MacKenzie Realty Capital, Inc.
Stockholder transaction expenses (1):
Sales load (as a percentage of offering price)	8.10	% (2)
Dealer Manager Fee (as a percentage of offering price)	1.90	% (3)
Dividend reinvestment plan expenses	0.0	% (4)
Total stockholder transaction expenses (as a percentage of offering price)	10.00	% (5)

Annual fund expenses (for fiscal year ending June 30, 2020, as a percentage of net assets attributable to common stock) (*):
Portfolio Structuring Fee for sales after June 30, 2019 (*)	0.71%
Base management fee (6)	2.14%
Incentive fees payable under our Investment Advisory Agreement (7)	0.79%
Interest payments on borrowed funds (8)	0.00%
Organizational and Offering Expenses (9)	0.24%
Other expenses (10)	0.55%
Total annual fund expenses (for fiscal year ending June 30, 2020)	4.43%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed the sale of 3,000,000 Shares in the fiscal year ending June 30, 2020, 3,000,000 in the fiscal year ending June 30, 2021, and 3,000,000 in the fiscal year ending June 30, 2022. We have further assumed that our annual operating expenses would begin at the levels set forth in the “Annual fund expenses (for fiscal year ending June 30, 2020, as a percentage of net assets attributable to common stock)” table above and change accordingly as Shares are sold. See footnote 8 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering. Additionally, the example assumes we do not pay any incentive fees to our Adviser, because a 5.0% annual return would not exceed the hurdles that must be surpassed before those fees are payable to our Adviser under the Investment Advisory Agreement.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $5,000 investment, assuming a 5.0% annual return	$673	$981	$1,239	$1,885

The example above and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example above assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes inclusion of the sales load of 10.0% as it relates to the hypothetical $5,000 investment.  We have included above the pro-rata portion of the Portfolio Structuring Fee that would be charged, again assuming the sale of 3,000,000 Shares in each of the next three fiscal years.  Also, while the example assumes reinvestment of all dividends at NAV, participants opting into our DRIP will receive a number of Shares, determined by dividing the total dollar amount of the dividend payable to a participant by 90.0% of the offering price, which may be at, above or below NAV—since inception, this $9.00 purchase price in the DRIP has been below NAV. See “Dividend Reinvestment Plan” for additional information regarding our DRIP. The example assumes reinvestment in our DRIP, for which there are currently no related expenses nor any expected expenses unless and until we are listed on a securities exchange; however, the example does not include the percentage of base management fees that will likely decrease as more Shares are issued under the DRIP, which increases “managed assets” and decreases the blended aggregate percentage base management fee payable.
____________________________
(*)
The Portfolio Structuring Fee paid for any sales of common stock prior to June 30, 2019, is reflected in net assets as of June 30, 2019. The Portfolio Structuring Fee is 3.0% of the Gross Invested Capital raised in this offering, but that amount would equal 0.71% of our estimated NAV after the fiscal year ending June 30, 2020 (“2020 Fiscal Year”) assuming we issue 3,000,000 Shares at $10.25 per Share in that year. The Portfolio Structuring Fee will be payable monthly and only as Shares are sold in this offering.  The Portfolio Structuring Fee will not be payable after the completion of the offering, which is expected to occur in October 2022. However, if the Company conducts future offerings of its shares and if the terms of the Investment Advisory Agreement remain the same, there will be a Portfolio Structuring Fee payable in connection with such offerings. See “Investment Advisory Agreement.” Therefore, our estimated annual expenses for the years after the completion of the Offering equal 3.16% of net assets.  Such estimate does not include the 0.71% Portfolio Structuring Fee or the 0.24% Organizational and Offering Expenses, as these fees and expenses are only incurred during the offering period and will not be incurred after the completion of the offering. However, this estimate does assume that the Other Expenses increase proportionally as the net assets of the Fund increase and assumes the sale of another 3,000,000 Shares in the next year of this Offering.  If we were to sell all the Shares in this Offering, then our estimated annual expenses after the completion of the Offering would be 2.82% of net assets due to the lower base management fee percentage on Gross Invested Capital over $100,000,000 and due to Other Expenses (even as adjusted for such additional sales) being divided by a larger number for net assets.

(1)
The estimated expenses presented in the “Stockholder transaction expenses” table are based a percentage of offering price, not net assets, and do not vary based upon the number of Shares sold in this Offering.

(2)
The sales load for Shares sold in this offering is a one‑time fee of 7.0%, which may be lower if an investor qualifies for the volume discount. We will also pay broker‑dealers a Marketing Support Fee, up 1.1% of the offering proceeds to assist broker-dealers in cover their costs of marketing the Shares. For purchases through certain investment advisory accounts, Arete will only receive the 1.9% Dealer Manager Fee in lieu of commissions and the Marketing Support Fee will not be paid.  See “Arrangements with Dealer Manager and Selected Broker‑Dealers.”

(3)
The Dealer Manager Fee of up to 1.9% will be paid by us to Arete on all Shares sold in this offering. Arete may re‑allow up to 1.5% of this amount to other broker‑dealers or its representatives for wholesaling services in this offering (which wholesalers are also employed by the Manager). A portion of that fee may be waived by Arete in certain cases, and to the extent it is, the amount in the table would be reduced. See “Arrangements with Dealer Manager and Selected Broker‑Dealers.”

(4)
There are currently no expenses of the DRIP and we do not anticipate incurring any expenses until and until we are listed on a securities exchange, at which time it is possible in some circumstances, that we would incur brokerage commissions associated with purchasing shares on the open market, as described below.” See “Dividend Reinvestment Plan.”

(5)	To the extent investors qualify for the volume discount or purchase through certain investment advisers, the total stockholder transaction expenses could be reduced.
(6)
This calculation reflects our base management fee as a percentage of our net assets. Our maximum base management fee of 3.0% under the Amended and Restated Investment Advisory Agreement, however, is based on our Gross Invested Capital, which is defined as the number of Shares issued, multiplied by the offering price of the Shares sold ($10.00 in previous offerings, $10.25 in this Offering, regardless of whether or not Shares were issued with volume or commission discounts), plus any borrowed funds (“Gross Invested Capital”). As a result, any use of leverage would have the effect of increasing our base management fee as a percentage of our net assets. Gross Invested Capital are not necessarily equal to the Company’s net assets.

The Amended and Restated Investment Advisory Agreement provides that the base management fee of 3.0% only applies to our first $20 million of Gross Invested Capital, decreasing to 2.0% of the next $80 million of our Gross Invested Capital, and further decreasing to 1.5% of our Gross Invested Capital. See “Investment Advisory Agreement.” Thus, the amount estimated in the table is comprised of 3.0% of $20,000,000 plus 2.0% of the $80,000,000 in Gross Invested Capital over $20,000,000 and below $100,000,000, and 1.5% of the $40,013,200 over $100,000,000, again assuming the sale of a total of 3,000,000 Shares in this Offering during the 2020 Fiscal Year. We have not included the value of any Shares issued under our DRIP after June 30, 2019. To the extent we issue additional Shares in this offering or issue Shares under the DRIP, the Base Management Fee and other expenses in the tables above would likely be lower as a percentage of net assets.

(7)
Reflects an estimate of the annual incentive fees payable to MCM Advisers, assuming anticipated performance of the current portfolio and that the fee is the average fee paid over the prior three fiscal years. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within six to nine months after our receipt of proceeds, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains on the sale or liquidation of our portfolio company investments sufficient to first distribute a 7.0% return to stockholders.

The income incentive fee is calculated quarterly as follows: (i) the sum of preliminary net investment income for each fiscal quarter since the effective date of the Amended and Restated Investment Advisory Agreement (October 1, 2017) exceeding  7% of the “contributed capital” on an annualized basis up to 8.75% of contributed capital;  and (ii)  20.0% of our preliminary net investment income for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate; minus (iii) the sum of all previously paid income incentive fees since the effective date; plus (iv) any incremental income incentive fee payable resulting from the reanalysis after calculation of the capital gains incentive fee, as described in more detail in the Section entitled “Investment Advisory Agreement.”

The capital gains incentive fee is calculated for each fiscal year as follows: (i) the sum of all “capital gains” (calculated as net realized capital gains less unrealized capital depreciation) for each fiscal year after the effective date exceeding 7% of the “contributed capital” on an annualized basis up to 8.75% of contributed capital, which amount is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income); and (ii)  20.0% of all realized capital gains for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate, which amount is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income); minus (iii) the sum of all previously paid income incentive fees since the effective date and prior to the end of such fiscal year; less (iv) the aggregate amount of all capital gains incentive fees paid in prior fiscal years ending after the effective date.  To the extent that such calculation would result in the capital gains incentive fee that exceeds 20% of all realized capital gains for the measurement period, the capital gains incentive fee shall be capped so that under no circumstance does it exceed 20% of the realized capital gains for the measurement period.

Notwithstanding the calculations described above, no income incentive fee nor capital gain incentive fee shall be payable until such time as the stockholders have received dividend payments equal to 7% per annum on the average weighted contributed capital, as computed from time to time. See “Investment Advisory Agreement.”

(8)
We do not currently intend to borrow funds for investment purposes. If we do borrow funds in the future, it would likely be limited to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, and to the extent we are able to borrow on margin against marginable securities, which is likely to be limited to 10.0‑15.0% of our gross assets. We do not currently anticipate issuing any preferred stock. The costs associated with any borrowing will be indirectly borne by our stockholders.

(9)
“Organizational and Offering Expenses” of approximately $315,000 as reflected in the table is our estimate of costs the Company will incur for this offering in the fiscal year ending June 30, 2020 (which is approximately the amount incurred in the first year of our last offering). The maximum amount to be borne by the Company for this offering will be $1,650,000, and any additional amounts will be paid by our Adviser.  This table does not reflect any costs or expenses incurred in connection with our Initial Offering. Under our Charter, our Organization and Offering Expenses may not exceed 15.0% of the proceeds of this offering.

(10)
“Other expenses” include our estimated overhead expenses for the fiscal year, including legal and accounting expenses. All of our expenses must be billed to and paid by us, unless others may be reimbursed for our expenses as permitted by our Charter. In no event may our acquisition expenses exceed 6.0% of the size of any mortgage loan we purchase.

General Expense Information
Our Independent Directors will determine, from time to time but at least annually after the initial term of our Investment Advisory Agreement, that our total fees and expenses are reasonable in light of our investment performance, our net assets, our net income and the fees and expenses of other comparable unaffiliated real estate funds. Each such determination will be reflected in the Board’s meeting minutes. The Organization and Offering Expenses paid in connection with our formation or the sale of our Shares must be reasonable and may in no event exceed 15.0% of the proceeds raised in this offering. The total of all asset acquisition fees and expenses, if any, must be reasonable, and may not exceed 6.0% of the contract price for the property, or in the case of a mortgage loan, 6.0% of the funds advanced. Notwithstanding the foregoing, a majority of our directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to us.
Total Operating Expenses

The Independent Directors have the fiduciary responsibility of limiting our total allocated operating expenses to reasonable amounts, unless the Independent Directors have made a finding that, based on such unusual and non‑recurring factors which they deem sufficient, a higher level of expenses is justified. Any such findings and the reasons in support of them will be reflected in the Board’s meeting minutes. All of our expenses must be billed to and paid by us. In the event the Independent Directors determine that expenses we would normally reimburse MCM Advisers for are not justified, MCM Advisers may be required to incur such expenses (though MCM Advisers will in no event be responsible for our direct expenses). A Sponsor, including MCM Advisers, is permitted to be reimbursed for the actual cost of goods and services used by or for us and obtained from persons other than Affiliates. Sponsors may also be reimbursed for necessary administrative expenses, so long as those expenses are the lower of the Sponsor’s actual cost or the amount we would be required to pay a third party.
Real Estate Commissions on Resale of Property
Neither the Adviser, our Manager, nor any of our directors will receive any brokerage commission paid on any purchase or sale of any real property we may purchase, though we do not intend to directly hold any real property assets, but instead purchase securities of companies that themselves hold real estate assets.

RISK FACTORS
Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below may not be the only risks we face, but are the risks we are presently aware of. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our NAV and the price of our common stock could decline, and you may lose all or part of your investment.
Risks Relating to Our Business and Structure
Our investment portfolio is recorded at fair value, as determined by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy. Our Board of Directors has final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there is no public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from management and our audit committee, with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the NAV understates the value of our investments receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on the Adviser's ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of the Adviser's handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, the Adviser's investment team is also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we grow and build upon our investments, failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short- and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We are dependent upon the Adviser's key personnel for our success.

We depend on the diligence, skill and network of business contacts of the investment professionals of the Adviser. The investment professionals at the Adviser evaluate, negotiate, structure, close and monitor our investments. Our success depends on the continued service of our investment team and the other senior investment professionals available to the Adviser. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any of the members of the investment team to terminate their relationship with us, and we do not purchase any "key man" insurance to cover the Adviser's personnel. The loss of one or more of the investment team or other senior investment professionals who serve on the Adviser's investment team could have a material adverse effect on our ability to achieve our investment objectives as well as on our financial condition and results of operations. In addition, we can offer no assurance that the Adviser will continue indefinitely as our investment adviser.

We expect the Adviser’s investment team to dedicate significant time to our activities. The members of the Adviser's investment team are and may in the future become affiliated with entities engaged in business activities similar to those conducted by us or other business activities that could divert their time and attention, and which may create conflicts of interest in allocating their time.

Our success depends on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth requires that the Adviser retains and attracts new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which the Adviser competes for experienced personnel have greater resources than the Adviser.

We are dependent on MacKenzie Capital Management's key personnel for our success.

We depend on the skill, experience, and care of the professionals at MacKenzie to record, administer, and manage our business, including our stockholder records and financial records, prepare and file reports to our stockholders, SEC reports and our tax returns. We cannot assure you that these key personnel will not terminate their relationship with MacKenzie. The loss of one or more of these professionals could have a material adverse effect on our ability to achieve our business objectives.

There are significant potential conflicts of interest generated from the Adviser's activities that could impact our investment returns.

The Adviser's investment team presently manages 30 private funds. In addition, our executive officers and directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Any affiliated investment vehicle formed in the future and managed by the Adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes targeted by us. As a result, the Adviser may face conflicts in allocating investment opportunities between us and such other entities. It is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Adviser or an investment manager affiliated with the Adviser. In any such case, when the Adviser identifies an investment, it will be forced to choose which investment fund should make the investment. The Adviser has mitigated this risk by adopting an allocation policy designed to equitably distribute such investment opportunities consistent with the requirements of the 1940 Act.

We may participate in investments that are sourced by the Adviser for other investors.

If the Adviser forms other investment entities in the future or accepts advisory engagements with existing investment entities, we may co-invest on a concurrent basis with such other entities, subject to compliance with our Charter, the 1940 Act, applicable regulations, regulatory guidance and our allocation procedures. Those investments may be selected by the Adviser to satisfy the objectives of the co-investor, might not be ideally suited for us, and therefore might not be in the best interests of us or our stockholders.

The Adviser's compensation could impact our investment returns.

In the course of our investing activities, we pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our common stock invest on a "gross" basis and receive dividends on a "net" basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

There are significant potential conflicts of interest with our Administrator that could impact our investment returns.

Under the Administration Agreement with MacKenzie, MacKenzie granted us a royalty-free license to use the name "MacKenzie" for so long as the Adviser or one of its affiliates remains our investment adviser. In addition, we pay MacKenzie, an affiliate of the Adviser, our allocable portion of overhead and other expenses incurred by MacKenzie in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of MacKenzie's chief financial officer and any administrative support staff. These arrangements create conflicts of interest that our Board of Directors must continue to monitor.

There are significant potential conflicts of interest generated from related party transactions that could impact our investment returns.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. Related party transactions carry with them the risk that the terms could benefit the related parties, to our detriment. To ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited by the 1940 Act, we have implemented certain written policies and procedures, described in our prospectus contained in the Registration Statement, under "Certain Relationships and Transactions."

Our incentive fee structure and the formula for calculating the management fee may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from deleveraging when it would otherwise be appropriate to do so.

The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Adviser is calculated based on a percentage of our return on invested capital. In addition, the base management fee is based on "Gross Invested Capital", including capital invested in leveraged assets. This may encourage the Adviser to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the Adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. This could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to the Adviser also may induce the Adviser to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current dividends to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

Although we do not currently expect to do so, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

A general increase in interest rates will likely have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Any general increase in interest rates typically leads to higher investment returns on our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser under the Advisory Agreement without any increase in performance on the part of the Adviser.

Our Adviser has the right to resign on 120 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Adviser has the right, under the Advisory Agreement, to resign at any time upon not less than 120 days' written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay dividends are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We have elected to be treated as a BDC under the 1940 Act. Any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to substantially greater regulation under the 1940 Act as a registered closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. However, we have no current intention to borrow money for investment purposes. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200.0% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If we were to issue senior securities and the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank "senior" to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We have and may continue to sell common stock at a price below NAV under certain circumstances.

We may not issue and sell our common stock at a price below NAV per share unless our Board of Directors determines that such sale is in the best interests of the Company and its stockholders, and our stockholders approve such sale. Our Board of Directors has so determined on numerous occasions, but has respected the prohibition against issuing stock at a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we continue to raise funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock for a price below NAV, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future, however we have no current intention to borrow for investment purposes. Holders of these senior securities would have fixed dollar claims on our assets that would be superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it would in the absence of leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would in the absence of leverage. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to the Adviser is based on our Gross Invested Capital, including amounts invested in leveraged assets, the Adviser has a financial incentive to incur leverage which may not be consistent with our stockholders' interests. In addition, our common stockholders will bear the burden of any increase in expenses that results from leverage, including any increase in the management fee payable to the Adviser.

As a BDC, we are required to meet an asset coverage ratio, defined generally under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200.0% after each issuance of senior securities. If this ratio declines below 200.0% we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of any leverage that we employ would depend on the Adviser's and our Board of Directors' assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a REIT under the Code.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under the Maryland General Corporation Law (or "MGCL") and our Charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by the MGCL and our Charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and NAV per share of our common stock upon conversion, provided, that we are only permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock. We currently have no plans to issue preferred stock.

Our Board of Directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our investment objectives, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. However, if the Board does decide to make such a change, stockholders will receive notice of that change within 60 days of such decision being made.  The principal investment strategies are not fundamental and may be changed without prior notice. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause shareholders to lose all or part of their investment.

There is a risk that our stockholders may not receive dividends or that our dividends may not grow over time.

We may make dividends on a quarterly basis to our stockholders only out of assets legally available for distribution. Our assets would be "legally available" if, after giving effect to the dividend, (i) we would be able to pay any outstanding debt as it becomes due in the usual course of business, and (ii) our total assets would be greater than the sum of our total liabilities plus the amount needed to satisfy any preferential rights upon dissolution held by any stockholders who have preferential rights on dissolution superior to those receiving the dividend, if we were to be dissolved at the time of distribution. We plan on making dividends only from income and gains on our portfolio, do not plan to borrow to make distributions, and do not intend to make distributions from our offering proceeds, though we are not prohibited from borrowing for dividends or distributing up to approximately 5.0% of our offering proceeds.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans and may result in our investment focus shifting from the areas of expertise of the Adviser's investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We incur significant costs as a result of being a public company.

As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934 ("1934 Act"), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

Loss of our status as a REIT would have significant adverse consequences.

If we lose our REIT status in any taxable year, we would be subject to federal income tax (including any applicable minimum tax) on our taxable income computed in the usual manner for corporate taxpayers without any deduction for distributions to our stockholders. Unless entitled to relief under specific statutory provisions, we would be disqualified from treatment as a REIT for the four taxable years following the year of losing our REIT status, assuming we had previously been treated as a REIT. To renew our REIT qualification at the end of such a four-year period, we would be required to distribute all current and accumulated earnings and profits before the end of the period and the funds available for satisfying our obligations and for distribution to our stockholders could be significantly reduced. In addition, we would be subject to the built-in gain tax based upon the values at the time of REIT election.

As a REIT, we may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Since we contemplate investing in real estate through partnerships and other REITs, we may have to recognize taxable income attributable to those investments prior to the time we receive cash distributions with respect to such investments. As indicated above, in order to benefit from REIT taxation, we need to distribute at least 90.0% of our REIT taxable income. If we do not receive cash representing such income at the same time as we recognize such income, we may have difficulty making distributions necessary to benefit from REIT taxation.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may in the future elect to pay dividends in our own stock, as opposed to cash. In such case or in the event you participate in the dividend reinvestment plan (our "DRIP"), you may be required to pay tax in excess of the cash you receive from us.

Risks Related to Our Investments

We have not yet identified all portfolio companies in which we will invest.

We have not yet identified all additional potential investments for our portfolio. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares.

The achievement of our investment objectives cannot be guaranteed.

We may not be successful in locating real estate-related securities suitable for purchase. We may not be able to purchase securities at an acceptable price. Even if suitable securities are located at an acceptable price, our performance is affected by many factors that are beyond the control of the Adviser, including unpredictable economic and financial events. Accordingly, we do not guarantee our dividends or the return of your capital. For example, a review of the performance of prior funds sponsored by the Adviser reveals that not all such funds were successful, or will be successful, in producing their targeted returns.

The indirect ownership of real properties involves numerous risks.

Our investments are primarily in entities that directly or indirectly own real property, real estate joint ventures, or other real property-based investments. As a result, an investment in us is subject to all risks inherent in real estate investments. Among these are the following:

·	the operation of real property is subject to the general competitive conditions in the relevant real estate markets, which have suffered in the recent economic crisis;
·	downturns in local economies, overbuilding and other general economic conditions may adversely affect the operations of real property, especially with the current economic conditions;
·	indebtedness secured by a portfolio of real properties may bear a variable interest rate that could result in increased debt service payments (and reduced cash flow) if interest rates rise;
·
the lack or uncertainty of availability or high cost of financing, especially in current markets, may adversely affect the ability of the real estate owners to sell their properties and the terms of any such sales;

·
the availability and cost of financing or refinancing is uncertain, especially in current markets, and may adversely affect the ability of the real estate owners to sell their properties and the terms of any such sales (for example, some of the REITs in which previous funds have invested have struggled to refinance their existing indebtedness, resulting in a depressed stock price, and, in some cases, causing issuers to file for bankruptcy protection);

·	the real properties may be damaged and suffer losses which are not adequately insured;
·	property tax reform, rent control, and other regulatory and governmental action may adversely affect the value of the real properties; and
·	energy shortages and allocations and increased energy prices in the areas where the real properties are located may adversely affect their operations or otherwise reduce their value.

Investment in mortgage loans or issuers that own or originate mortgage loans involves numerous risks.

We may make investments in mortgage loans or in issuers that own or originate mortgage loans. As a result, an investment in the Company is subject to all risks inherent in mortgage loans. Among these are the following:

·
We are at risk of defaults by the borrowers on those mortgage loans. These defaults may be caused by many conditions beyond the control of us or the Adviser, including interest rate levels and local and other economic conditions affecting real estate values. Our Adviser will not know whether the values of the properties securing the mortgage loans will remain at the levels existing on the dates of origination of those mortgage loans. If the values of the underlying properties drop, our risk will increase because of the lower value of the security associated with such loans;

·
If an issuer in which we invest relies on originating, holding, or servicing mortgage loans for a significant portion of its income, defaults on such mortgage loans could impair the value of the issuer itself and consequently put our investment in such issuer at risk (for example, previous funds managed by the Adviser suffered losses investing in mortgage companies or originators);

·
Fixed-rate, long-term mortgage loans could yield a return that is lower than the then-current market rates if interest rates rise. If interest rates decrease, we could be adversely affected to the extent that mortgage loans are prepaid because we may not be able to generate equivalent returns upon reinvestment of the funds;

·
Declines in real estate values may induce mortgagors to voluntarily default on their loans, increasing the risk of foreclosure and loss of capital (for example, some of the hotel REITs have just "walked away" from the hotels they owned);

·
Issuers may file for bankruptcy if they cannot meet the demands of their debt service, and bankruptcy judges have wide latitude to modify the terms of indebtedness, which could result in lower than expected returns on our investment; and

·
Delays in liquidating defaulted mortgage loans could reduce our or an issuer's investment returns. If there are defaults under those mortgage loans, we or the issuer may not be able to repossess and sell the underlying properties quickly. The resulting time delay could reduce the value of our or the issuer's investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and regulations and is subject to many of the delays and expenses of other lawsuits if the defendant raises defenses or counterclaims. Further, given the recent economic events, foreclosure actions may flood the courthouses, causing further delays in prosecuting such actions. In the event of default by a mortgagor, these restrictions, among other things, may impede our or an issuer's ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to us or the issuer on the mortgage loan. For example, previous funds managed by the Administrator have invested in a mortgage where the borrower defaulted. The Administrator began foreclosure proceedings in July 2007, but did not get a foreclosure sale set until December 2009 due to various circumstances beyond the control of our Adviser. Thereafter, the foreclosure was further delayed by a bankruptcy filing that has yet to be resolved.

We do not participate in the management of the real estate owned by our portfolio companies.

The issuers of the securities held by us typically have exclusive management and control of the operation of their real estate portfolios, and we therefore typically rely exclusively on the management capabilities of such issuers, regardless of whether the Adviser agrees with the decisions of such issuers (though as a BDC, we offer to provide managerial assistance to our portfolio companies). If the Adviser decides that an action taken by an issuer is contrary to our interests, we may take legal action to protect our interests. We could be forced to bear the costs of a challenge or lawsuit, which could be substantial, and there can be no certainty that legal action undertaken to halt any such actions would be successful.

Information on our target securities may be difficult to obtain.

Complete and current information regarding securities to be acquired and properties owned by issuers of such securities (particularly properties which may be performing poorly) may in many cases (particularly in the case of securities of companies not registered with the SEC) not be available to the Adviser or, even if available, it may not be economical for the Adviser to obtain such information. As a result, we may purchase securities with less than adequate information. Further, the information that is obtained may not be reliable. For example, prior funds sponsored by the Administrator invested in a company that filed for bankruptcy protection. The investors in those funds lost all their invested capital. The company had falsely stated that none of its loans were cross‑collateralized (meaning that one failed property or development would not impair the value of the other properties). The company had several loans go into default, thereby impairing the value of all its remaining properties.

Investments in publicly traded securities present market risks that are less prevalent with private securities.

Publicly traded investments such as REITs present certain market risks that are not present when investing directly in real estate or in private partnerships that own real estate. The trading price of public securities can change in response to various factors, not all of which relate to the real estate owned by the entities. A "bear market" can cause all publicly traded securities to trade at lower prices, even if the fundamental economic factors driving the value of real estate remain unchanged. If the trading price of a public entity is adversely affected by such factors, it can be subject to takeover attempts by opportunistic investors who see the ability to acquire assets below NAV. Because we may not likely be a significant holder of such securities, there may be little or nothing that we or the Adviser can do to prevent the sale of such entities at prices that are below the estimated NAV of the real estate owned by the entities, which would adversely affect our performance.

Investments in privately held securities may present more risks than investments in publicly held securities.

Privately held partnerships and companies, unlike public entities, are not required to file periodic reports with the SEC or state securities regulators. As a result, the Adviser's evaluation of a possible investment in a private entity may be based on incomplete or misleading information. In addition, as privately held entities generally have significantly fewer investors than public companies, a private issuer may be more concerned about a possible takeover. The private issuer may therefore be more reluctant to approve a transfer of securities to us or admit us as a record owner, which would result in the loss of rights associated with record ownership, including voting rights.

Accurate valuation of illiquid real estate-related securities is difficult.

Our Adviser uses techniques to value our target securities that necessarily involve reliance on both objective and subjective criteria and assumptions and predictions that may or may not be realized (see "Fair Value Measurements" and "Valuation of Investments" in the "Critical Accounting Policies" section beginning on page 29).  As a result, despite the Adviser's analysis, there is no assurance that any investment by us will be on terms that reflect the true economic value of the securities purchased.

We compete with other entities and persons to purchase real estate-related securities.

The market for the real estate-related securities sought by us is limited and generally inefficient, and competition for these securities may reduce the availability and increase the prices of the securities. For example, in recent years, at least two new competitors have entered the marketplace buying some of the same type of securities that we target for acquisition.

Lack of Diversification.

Some of our investments and target portfolio companies are private partnerships or other privately held entities that invest in only a single parcel of real property. Due to such issuers' lack of diversification, the value of their securities may be more volatile than securities issued by entities with larger, more diverse portfolios.

We are susceptible to claims under Federal and state securities laws.

Due in part to the diverse and relatively risky nature of our acquisition procedures, we may be more susceptible to investigations, litigation, or other proceedings under securities laws. Any such investigation, litigation, or other proceeding undertaken by state or Federal regulatory agencies or private parties could necessitate the expenditure of material amounts of our capital for legal and other costs. Moreover, the dedication of human and capital resources of the Adviser and MacKenzie to such proceedings could limit MacKenzie's effectiveness in managing the Company, even if we are ultimately successful in its defense. If and to the extent that claims or suits for rescission are brought and successfully concluded for acts or omissions constituting offenses under Federal or applicable state securities laws, we could be materially and adversely affected, jeopardizing our ability to operate successfully.

Our purchase of securities may be subject to complex tender offer rules.

Because of the nature of the market for real estate-related securities, we expect to buy securities from time to time through tender offers. Federal securities laws impose obligations and requirements upon a party who undertakes a tender offer. Sanctions and penalties could be imposed on us if we do not fully comply with these complex requirements. Further, because of the perceived hostile nature of tender offers, some issuers may respond by taking legal action against us and our affiliates. We could be forced to bear some of the costs of a suit, which could be substantial, and there can be no certainty that we would be successful in fighting such a suit. Likewise, we may participate in legal actions against issuers to force them to provide investor lists when their governing documents so require, but the issuers refuse to comply.

Issuers of securities we own may vote to change the structure of the portfolio company or propose a "roll-up."

In recent years, general partners of portfolio company targets have successfully consolidated several related limited partnerships into larger entities (these consolidations are sometimes referred to as "roll-ups"). The new entities have usually been in the form of infinite-life REITs or master limited partnerships, and often are listed to trade on one of the stock exchanges. In other cases, limited partners have been asked to approve the conversion of their partnership interests into common stock of a new corporation or into unsecured debentures. In most roll-ups to date, the sponsoring general partners used an estimated market price for shares of the new entity to determine the exchange value for the limited partnership units. Shares of the new entities may fall below the exchange value and historically have often traded substantially below the exchange value. If the Adviser decides that a roll-up proposed by a portfolio company is contrary to our interests, we may take legal action to protect our interests. We could be forced to bear the costs of a suit, which could be substantial, and there can be no certainty that legal action undertaken to halt a roll-up by a portfolio company would be successful.

Our Adviser may experience a substantial delay in identifying and locating suitable investments for us.

It may take time for the Adviser to identify suitable securities for investment. Moreover, once suitable securities are identified, a considerable delay may be experienced in consummating their purchase. In such event, corresponding delays would be experienced by us before distributions and allocations are received from our investments.

We may temporarily invest our cash reserves in volatile securities.

Our Adviser may at times make the decision to invest some of our cash reserves into publicly traded REITs. This action has risk associated with it as the market for such publicly traded assets may be volatile. In the past few years, some such investments made by other funds managed by the Adviser have declined dramatically in value, making it impossible to recover the cash reserves unless and until the market price of the securities returns to previous levels. In some cases, REITs have ceased operations, resulting in a loss of capital for such funds.

We may use leverage, including margin accounts.

We may utilize short-term borrowing and may acquire securities or make distributions through use of brokerage margin account loan agreements. Utilization of margin loans involves the risk of losses greater than the equity involved. Any such borrowing is subject to the leverage limitations under the 1940 Act that are described above.

The FDIC deposit insurance limits may be exceeded.

Our cash deposits with banks are insured by the Federal Deposit Insurance Corporation up to $250,000 per account. We may at times exceed such limits in our deposit accounts, which could subject us to a loss of any amount over such limit if the deposit institution were to fail.

The tax consequences of an investment in us depends on the activities and reporting positions taken by the entities in which we invest.

We have little or no control over the reporting activities of the issuers of securities we buy. Our Adviser does not prepare and typically does not review income tax information returns of the issuers of securities in which we invest. These issuers have made and will make a number of decisions on such tax matters as the expensing or capitalizing of particular items, the proper period over which capital costs may be depreciated or amortized, the allocation of acquisition costs between real property, improvements and personal property, and many other items. An IRS audit of an issuer's information return may result in the disallowance of certain deductions and may cause audits of your individual returns. An opinion of counsel generally is not available with respect to these issues, either because they involve factual determinations, or because they involve legal doctrines not fully developed under existing case law.

Our taxable gain or loss will likely be measured by the issuer's tax basis in the real property, rather than by our purchase price for its securities.

Some of our investments are and will be made through partnerships and other REITs. The Federal income tax basis of the real estate held by those entities may be based upon their purchase price paid, as opposed to the purchase price we paid to acquire those securities. Thus, there is a risk that we may have to report more income or gain on such entities disposition of real estate than the amount of income or gain we would have reported if we purchased the real property directly.

An issuer of securities in which we invest could be deemed a "publicly traded partnership."

Some of our investments are and will be made through partnerships. If interests in a partnership are traded on an established exchange or readily tradable on a secondary exchange (or substantial equivalent) the partnership is treated as a publicly traded partnership. As such, the partnership might be treated as a C corporation, resulting in its income being subject to double level taxation. In addition, the real estate held within the partnership would no longer be considered in the calculation of our REIT asset test.

The lack of liquidity in our investments may adversely affect our business.

We invest in many companies whose securities are not publicly traded, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our REIT tax status.

Our portfolio may lack diversification among portfolio companies, subjecting us to a risk of significant loss if one or more of these companies fail to perform.

Our portfolio may hold a limited number of portfolio companies. We do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single investment fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We do not intend to concentrate our portfolio on any specific geographic area, however, we may be subjected to a risk of significant loss if there is a downturn in an area in which a number of our investments are concentrated.

We do not intend to concentrate our portfolio on any specific geographic areas. However, a downturn in an area in which we are invested could significantly impact the aggregate returns we realize. Some of our portfolio companies hold assets that are heavily concentrated in a single state.  In the table below, we list such investments if they represent 5.0% or higher of the total fair value of our portfolio as of June 30, 2019.

States	Investments (Fair Value)	% of total Fair Value
California	$15,935,932	15.4%
Alabama	$11,535,000	11.2%
Connecticut	$10,914,856	10.6%

We may not realize gains from our equity investments.

We may invest in warrants or other equity securities. Investments in equity securities involve significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current dividends. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the value of the equity interests we receive may not appreciate and, in fact, may decline. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we realize on the disposition may not be sufficient to offset other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Lapses in internal controls including internal control over financial reporting could materially and adversely affect our operations and/or reputation.

In 2016, we identified a material weakness in the manner by which we accounted for the portfolio structuring fee we pay to our Adviser upon the sale of shares, which caused the restatement of the audited financial statements as of June 30, 2016, and 2015 and for each of the three years in the period ended June 30, 2016. We corrected the accounting error in our restated financial statements, and instituted measures to more closely monitor our compliance with GAAP.

However, even diligent compliance efforts cannot assure the absence of accounting errors in the future, and if they occur, investors and others could lose confidence in our consolidated financial statements, which in turn could limit our ability to raise capital. Additionally, failure to maintain effective internal controls over financial reporting may negatively impact our operating results and financial condition, impair our ability to timely file our periodic reports with the SEC, subject us to additional litigation and regulatory actions, and cause us to incur substantial additional costs in future periods to implement remedial measures.

Risks Relating to This Offering
We have broad discretion over the use of proceeds of our offering and will use proceeds in part to satisfy operating expenses.
We have significant flexibility in applying the proceeds of our offering and may use the net proceeds in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay operating expenses.
Our Shares will not be listed prior to 2024, and prior to listing our stock on an exchange, there will be no public market for our common stock, and we cannot assure you that the market price of Shares will not decline following any listing.
There will be no public trading market for our common stock, and we cannot assure you that one will develop or be sustained. We do not intend to list our common stock on an established exchange prior to 2024. We cannot predict the prices at which our common stock will trade once such a listing may occur. The listing price for our common stock will be determined through discussions with the underwriters and may not bear any relationship to the market price at which it may trade after such listing. Shares of closed‑end management investment companies offered in an initial public offering that are listed for trading on an established exchange often trade at a discount to the initial public offering price due to sales loads, including underwriting discounts, and related offering expenses. In addition, shares of BDCs have in the past frequently traded at discounts to their net asset values, regardless of sales load, underwriting discounts, and offering expenses, and our stock may also be discounted in the market if and when we apply for listing. This characteristic of BDCs is separate and distinct from the risk that our NAV per Share may decline. We cannot predict whether our Shares will trade above, at or below our NAV if and when they trade on an exchange. The risk of loss associated with this characteristic of BDCs may be greater for investors expecting to sell Shares purchased in the offering soon after the offering. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional Shares to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our Independent Directors for such issuance.
We have not mandated a minimum number of Shares to be sold in this offering, which could result in a higher expense ratio.

Because of our somewhat unique plan of distribution of this offering, including our anticipated longer offering period, and for other reasons, we have not imposed any minimum number of Shares that must be subscribed for in this offering. This means that purchasers of Shares, especially in the early period of our offering, will be subject to higher expense ratios until we obtain enough capital to lower our expense ratio among stockholders to the levels we anticipate.
Our common stock price may be volatile and may decrease substantially.
The trading price of our common stock if and when we apply for listing on a national exchange may fluctuate substantially. The price of our common stock that will prevail in the market after our listing may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:
•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to REITs or BDCs;
•	failure to qualify as a REIT, or the loss of REIT status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of MCM Advisers’ key personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price if and when we apply for listing, and once a market for our common stock is established, if any, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

The value of our portfolio may decrease.
If the value of our investment portfolio decreases, a related write‑down would reduce our net assets.
We cannot assure you that we will be able to successfully deploy the proceeds of our offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objective within six to nine months after our receipt of proceeds in this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of this offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our offering within our contemplated timeframe after the completion of the offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.
Provisions of the MGCL and of our Charter and Bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The MGCL and our Charter and Bylaws contain provisions that may discourage, delay or make more difficult a change in control of MRC or the removal of our directors. We are subject to the Maryland Business Combination Act (“MBCA”), subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the MBCA any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our Independent Directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the MBCA may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our Bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our Bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. It is the view of the SEC staff that amending our Bylaws to subject us to the Maryland Control Share Acquisition Act is inconsistent with 1940 Act §18(i).
We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series. In addition, our Charter authorizes our Board of Directors to amend our Charter without stockholder approval if such amendment does not adversely affect the rights, preferences and privileges of our stockholders. Our Board of Directors may only amend our Charter without stockholder approval to the maximum extent permitted by Maryland law. These provisions, as well as other provisions of our Charter and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

FORWARD‑LOOKING STATEMENTS AND PROJECTIONS
This prospectus contains forward‑looking statements that involve substantial risks and uncertainties. These forward‑looking statements are not historical facts, but rather are based on current expectations, estimates and projections about MacKenzie Realty, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward‑looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward‑looking statements, including without limitation:
•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.
Although we believe that the assumptions on which these forward‑looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward‑looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward‑looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward‑looking statements, which apply only as of the date of this prospectus. We will amend or supplement this prospectus in the event of any material change to the information contained herein during the prospectus delivery period. The forward‑looking statements in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 (the “Securities Act”).

USE OF PROCEEDS
We estimate that the net proceeds we will receive from the sale of 15,000,000 Shares in this offering will be approximately $138,375,000, after deducting the selling commissions and fees described below. To the extent that investors qualify for the volume discount or purchase as clients of investment advisers, the selling commissions will be reduced and we will have additional proceeds available to us.
We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. Based on the expenses estimated for this offering, we could use offering proceeds of up to approximately 5.0% to fund dividends, though we have no plans to do so.
We will also pay operating expenses (including advisory fees and the Portfolio Structuring Fee) and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.
Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high‑quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer‑term investments in pursuit of our investment objective. There is no limit on the amount of our offering proceeds that can be used to fund dividends, though we do not intend to return offering proceeds as dividends.
The following table provides an estimate of our offering‑related expenses and the relation of those expenses to the gross proceeds from the sale of 15,000,000 Shares at $10.25 per Share:
	Amount	Percentage
Gross offering proceeds	$153,750,000.00	100%
Less Offering and Organization Expenses:
Sales Commissions	$10,762,500.00	7.00%
Marketing Support Fee	$1,691,250.00	1.10%
Dealer Manager Fee	$2,921,250.00	1.90%
Net offering proceeds	$138,375,000.00	90.0%

Our Charter requires us to invest at least 82.0% of the proceeds of this offering as described in this prospectus.  After deducting the 3.0% Portfolio Structuring Fee, which is an operating expense payable to our Adviser from net assets of the Company and calculated based on gross invested capital, for its portfolio structuring services, the proceeds available for investment will be at least $130,500,000, or 87%, of the gross offering proceeds.
The estimated expenses presented in the table are based on the assumption that we issue a total of 15,000,000 Shares in this offering at $10.25 per Share. As explained below under “Determination of Net Asset Value,” the per‑Share price may change, which would correspondingly impact the above estimates. The shares we issued to the Legacy Funds are not considered sold in this offering and therefore they are not included in any amounts shown in the table. Under our Charter, our Organization and Offering Expenses may not exceed 15.0% of the proceeds of this offering.
The sales load for Shares sold in this offering is a one‑time fee of 7.0%, which may be lower if an investor qualifies for the volume discount. Sales to clients of certain investment advisers will incur only the Dealer Manager Fee of 1.9% in lieu of commissions, so to the extent Shares are purchased by such investors, the “Sales Commissions” amounts in the above table would be lower and the “Gross offering proceeds” amount would be lower. We will also pay broker‑dealers an additional sales commission in the form of a Marketing Support Fee of 1.1% of the offering proceeds. The Dealer Manager Fee of up to 1.9% will be paid by us to Arete on all Shares sold in this offering, a portion of which may be re-allowed to Selling Agents. To the extent that Arete waives any portion of the Dealer Manager Fee, the “Sales Commissions” amounts in the above table would be lower and the “Net offering proceeds” amount could be higher. The total amount of all items of compensation from any source, payable to underwriters, broker-dealers or affiliates thereof will not exceed an amount that equals 10.0% of the gross proceeds of the offering (excluding Shares purchased through the dividend reinvestment plan). See “Arrangements with Dealer Manager and Selected Broker‑Dealers” below.
The Portfolio Structuring Fee of 3.0% is accounted for as an operating expense and will be paid by us to MCM Advisers as new proceeds are received in this offering for its advisory services respecting the acquisition of our portfolio. Our estimated costs and expenses of this offering are $1,650,000; the total costs and expenses that we will incur for this offering will not exceed $1,650,000. Any expenses exceeding $1,650,000 amounts will be paid by our Adviser. Accordingly, investors in this offering will not pay any expenses in excess of $1,650,000 and they are not included in the above table. See “Investment Advisory Agreement.”

DIVIDENDS
We pay quarterly dividends to our stockholders to the extent that we have income from operations available. Our quarterly dividends, if any, will be determined by our Board of Directors after a quarterly review and distributed pro‑rata to holders of our Shares. Any dividends to our stockholders will be declared out of assets legally available for distribution. We would make a distribution of assets “legally available” if, after giving effect to the distribution, (i) we would be able to pay any outstanding debt as it becomes due in the usual course of business, and (ii) our total assets would be greater than the sum of our total liabilities plus the amount needed to satisfy any preferential rights upon dissolution held by stockholders who have preferential rights on dissolution superior to those receiving the distribution, if we were to be dissolved at the time of distribution. In no event are we permitted to borrow money to pay dividends if the amount of such dividend would exceed our annual revenues, less expenses. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year.
We qualified to be taxed as a REIT beginning with the tax year ended December 31, 2014, and made our REIT election in our 2014 tax return. As a REIT, we are required to make distributions, other than capital gain distributions, to our stockholders each year in the amount of at least 90.0% of our REIT taxable income. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if dividends are limited by the terms of any of our borrowings.
Our current intention is to make any distributions in additional Shares under our DRIP out of assets legally available therefore, unless you reside in a state in which the securities regulator has restricted your ability to participate in our DRIP or you have not opted into the DRIP. See “Dividend Reinvestment Plan.” If you hold Shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive dividends in cash.
Any distribution we receive from a portfolio company that is made as a result of the sale of a portion of the assets held by that entity and that results in the remaining net asset value, as approved by the Board, of that particular entity falling to less than 110.0% of our carrying cost for that entity, shall be used, for tax purposes, first to reduce our carrying cost for that entity. The amount used for this purpose is not reported as income and will be reinvested. The remaining balance, if any, will be reported as income.

Our Charter permits in‑kind distributions of readily marketable securities, and, subject to certain conditions, beneficial interests in a liquidation trust or property as determined by our Board of Directors.

Throughout this prospectus, we generally refer to “dividends” in an effort to best describe how we intend to make payments to stockholders. “Dividends” generally refer to payments of a corporation’s earnings from operations, as opposed to a return of investors’ capital (which is usually referred to as a “distribution”). Since we do not foresee returning investors’ capital, we use “dividends” throughout the prospectus, except in certain places where the use of “distribution” has a specific meaning in a particular context, such as in the section captioned “Material U.S. Federal Income Tax Considerations.”

The following tables reflect the cash dividends per Share that we have paid on our common stock during each of the last three fiscal years.

	Dividends
During the Quarter Ended	Per Share	Amount
September 30, 2018	$0.175	$1,571,551
December 31, 2018	$0.206	$1,994,972
March 31, 2019	$0.175	$1,794,012
June 30, 2019	$0.175	$1,877,100
	$0.731	$7,237,635

	Dividends
During the Quarter Ended	Per Share	Amount
September 30, 2017	$0.175	$1,033,816
December 31, 2017	$0.425	$2,941,369
March 31, 2018	$0.175	$1,345,491
June 30, 2018	$0.175	$1,438,808
	$0.950	$6,759,484

	Dividends
During the Quarter Ended	Per Share	Amount
September 30, 2016	$0.250	$942,659
December 31, 2016	$0.250	$1,131,115
March 31, 2017	$0.175	$864,875
June 30, 2017	$0.210	$1,107,372
	$0.885	$4,046,021

On July 28, 2019, the Company's Board of Directors approved a monthly dividend of $0.0583 per share for the quarter ending September 30, 2019, payable on or about the quarterly payment date of October 31, 2019, to record holders as of July 31, 2019, August 31, 2019, and September 30, 2019.
CAPITALIZATION
Our audited consolidated financial statements for the fiscal years ended June 30, 2019 (“Fiscal 2019”), and June 30, 2018 (“Fiscal 2018”) are provided near the end of this prospectus. The following table provides:
•	our cash and capitalization as of the years ended June 30, 2018 and June 30, 2019; and
•
our cash and capitalization as of June 30, 2018, with pro‑forma calculations assuming the sale of an additional 15,000,000 Shares in this Offering, after deducting the estimated selling commissions, Dealer Manager Fee, selling and Marketing Support Fees and Portfolio Structuring Fee, all payable out of the proceeds of this offering.

	June 30, 2018	June 30, 2019	June 30, 2019 As Adjusted

Assets:
Investments, at fair value	74,584,506	103,245,148	$ 103,245,148
Cash and cash equivalents	8,442,249	1,278,668	139,653,668
Accounts receivable	5,878,293	3,170,068	3,170,068
Other assets	374,634	219,050	219,050
Deferred offering costs	286,614	440,320	440,320
Total assets	89,566,296	108,353,254	$ 246,728,254

Total liabilities	$ 3,970,977	$ 5,237,873	$ 5,237,873

Net assets:
Common stock, par value $0.0001; 80,000,000 shares authorized	$ 850	$ 1,093	$ 2,593
Capital in excess of par value	77,205,361	99,077,308	237,450,808
Retained earnings	8,389,108	4,036,980	4,036,980
Total net assets	$ 85,595,319	$ 103,115,381	$ 241,490,381
Shares issued and outstanding, pro forma, as adjusted	8,496,141.57	10,926,319.99	25,926,319.99

*This column shows the resulting capitalization if we were to sell all remaining shares registered pursuant to this Offering; however, the Company believes it is improbable that all such Shares will be sold prior to the end of the Offering, but this information is presented so that potential stockholders can see the maximum possible outcome.
DILUTION
The potential per‑Share dilution to our stockholders as of June 30, 2019, would be represented by the amount by which the offering price per Share exceeds our pro forma NAV per Share after the completion of this offering. Net asset value per Share is determined by dividing our NAV, which is our gross assets less total liabilities, by the number of outstanding Shares.

Our June 30, 2019, NAV was $9.44 per Share.  After giving effect to the sale of an additional 15,000,000 Shares in this Offering at a public offering price of $10.25 per Share, and after deducting the selling commissions, the Dealer Manager Fee, and Marketing Support Fees aggregating (a maximum of) $15,375,000, our pro forma NAV is expected to be approximately $241,490,381, or approximately $9.31 per Share. The following table illustrates the impact on NAV for investors in this offering, on a per‑Share basis, taking into account the assumptions described above:
Net asset value per share as of June 30, 2019	$9.44
Pro forma June 30, 2020 NAV (unaudited) after completion of this offering, and after deducting the selling commissions, the Dealer Manager Fee, selling and Marketing Support Fees	$9.31
Dilution experienced by persons investing in the ongoing public offering or this offering after June 30, 2020	$0.13
Dilution experienced by persons investing in the ongoing public offering or this offering after June 30, 2020, as a percentage of the offering price	1.4%

Examples of Dilutive Effect of the Issuance of Shares Below NAV

The following table illustrates the reduction to NAV and dilution that would be experienced by a stockholder if we issued and additional 3,000,000, 6,000,000, and 15,000,000 Shares in the offering, at a discount to the then‑current NAV. The examples are based upon our NAV as of June 30, 2019, as of which we had 10,926,319.99 Shares outstanding, with net assets of $103,115,381, or NAV per Share of $9.44. The table illustrates the dilutive effect on a stockholder of (i) the sale of an additional 3,000,000 Shares in the public offering, (ii) the sale of another 6,000,000 Shares in the public offering, and (iii) the sale of another 15,000,000 Shares in the public offering. The table assumes all Shares are sold at $10.25 per Share and that the aggregate offering expenses and commissions are 10%.
	As of June 30 30, 2019	Example 1 3,000,000 Shares Sold	Example 2 9,000,000 Shares Sold	Example 3 15,000,000 Shares Sold

Price per Share	$10.00	$10.25	$10.25	$10.25
Net Proceeds per Share to us	$9.00	$9.23	$9.23	$9.23

Net Assets After Transactions
NAV	103,115,381	130,790,381	186,140,381	241,490,381
Total Shares Outstanding	10,926,319.99	13,926,319.99	19,926,319.99	25,926,319.99
NAV per Share	9.44	9.39	9.34	9.31
Change	--	-0.5%	-1.0%	-1.3%

At the annual meeting of stockholders on October 23, 2019, our stockholders authorized us to issue Shares at a price below NAV per share in certain circumstances.  We may not be able to continue to issue Shares at a price below NAV per share after October 23, 2020 unless our stockholders re-authorize such transactions before that date.  We intend to seek re-authorization of this authority at our 2020 annual stockholders meeting.

LEGACY PORTFOLIO ACQUISITION
On February 28, 2013, we acquired the Legacy Portfolio from the Legacy Funds. The Legacy Portfolio’s total value was approximately $6.92 million at February 28, 2013. We acquired the Legacy Portfolio in exchange for 692,217 Shares (which Shares were not a part of the Initial Offering). After the Legacy Portfolio Acquisition, our NAV per Share was $9.42, reflecting the fair value of the Legacy Portfolio as of February 28, 2013. The acquisition of the Legacy Portfolio was a taxable transfer of assets, and, as a result, we took a tax basis in the assets acquired equal to the amount paid for them. The amount paid equaled the sum of the fair market value of our stock issued as consideration and any cash paid as consideration. The Legacy Funds have since dissolved and distributed their Shares to members.

In establishing the fair value of the Legacy Funds’ assets, our Board, including all of the Independent Directors, exercised its fiduciary duties to us and our stockholders. The Board considered management’s valuation methodologies, including numerous third party pricing sources and the audited financial statements provided by several Legacy Fund asset issuers, in arriving at the conclusion that the values fairly represented the market value of those assets on February 28, 2013.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward‑looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward‑looking information due to the factors discussed under “Risk Factors” and “Forward‑Looking Statements and Projections” appearing elsewhere herein.
Overview
We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. Our objective is to generate both current income and capital appreciation through real estate-related investments. We have elected to be treated as a REIT under the Code and as a REIT, we are not subject to federal income taxes on amounts that we distribute to the stockholders, provided that, on an annual basis, we distribute at least 90% of our REIT taxable income to the stockholders and meet certain other conditions. To the extent that we satisfy the annual distribution requirement but distribute less than 100% of our taxable income, we will be subject to an excise tax on our undistributed taxable income.
We are managed by the Adviser, and MacKenzie provides the non-investment management services and administrative services necessary for us to operate.
Investment Plan
Our investments generally range in size from $10,000 to $3 million. However, we may make smaller or larger investments from time to time on an opportunistic basis. We focus primarily on real estate-related securities. We purchase most of our securities (i) directly from existing security holders, (ii) through established securities markets, and (iii) in the case of unregistered, privately offered securities, directly from issuers. We invest primarily in debt and equity securities issued by U.S. companies that primarily own commercial real estate that are either illiquid or not listed on any exchange.
We generally seek to invest in interests of real estate-related limited partnerships and REITs. Under normal market conditions, we invest at least 80.0% of our total assets in common stocks and other equity or debt securities issued by real estate companies, including REITs and similar REIT-like entities. A real estate company is one that (i) derives at least 50.0% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50.0% of its assets invested in such real estate. We do not invest in general partnerships, joint ventures, or other entities that do not afford limited liability to their security holders. However, limited liability entities in which we invest may hold interests in general partnerships, joint ventures, or other non-limited liability entities. We generally consider purchasing securities issued by entities that have (i) completed the initial offering of their securities, (ii) operated for a period of at least two years, and typically more than five years, from the completion of their initial offering, and (iii) fully invested their capital in real properties or other real estate-related investments.
We may also acquire (i) individual mortgages secured by real property (i.e., we may originate such loans or we may purchase outstanding loans secured by real estate), (ii) securities of issuers that own mortgages secured by income producing real property, and (iii) using no more than 20.0% of our available capital, securities of issuers that own assets other than real estate.
Investment income
We generate revenues in the form of capital gains and dividends on dividend-paying equity securities or other equity interests that we acquire, in addition to interest on any debt investments that we hold. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees are generated in connection with our investments and recognized as earned.
Expenses
Our primary operating expenses include the payment of: (i) base management fees and investment advisory fees (which include the Portfolio Structuring Fee) to the Adviser; (ii) our allocable portion of overhead and other expenses incurred by MacKenzie in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fees compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See "Investment Advisory Agreement." Our expenses must be billed to and paid by us, except that a sponsor may be reimbursed for actual cost of goods and services used by us and certain necessary administrative expenses. We bear all other expenses of our operations and transactions, including:

· the cost of calculating our NAV, including the cost of any third-party valuation services;
· the cost of effecting sales and repurchases of our shares and other securities;
· interest payable on debt, if any, to finance our investments;
· fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;
· transfer agent costs and safekeeping fees;
· fees and expenses associated with marketing efforts;
· federal and state registration fees, any stock exchange listing fees in the future;
· federal, state and local taxes;
· Independent Directors' fees and expenses;
· brokerage commissions;
· fidelity bond, directors and officers errors and omissions liability insurance, and other insurance premiums;
· direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;
· fees and expenses associated with independent audits and outside legal costs;
· costs associated with our reporting and compliance obligations under the 1934 Act, the 1940 Act and applicable federal and state securities laws; and
· all other expenses incurred by either MacKenzie or us in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by MacKenzie in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.
In addition, we incurred $550,000 of organization and offering expenses in connection with our initial public offering. All additional amounts with respect to shares sold pursuant to the initial public offering were paid by our Adviser. Similarly, we will bear organization and offering expenses in connection with our current public offering up to $1,650,000. Any additional amounts with respect to shares being sold pursuant to the second public offering will be paid by our Adviser.
Dividend Policy
We pay quarterly dividends to our stockholders to the extent that we have income from operations available. Our quarterly dividends, if any, are determined by our Board of Directors after a quarterly review and distributed pro-rata to holders of our shares. Any dividends to our stockholders are declared out of assets legally available for distribution. In no event are we permitted to borrow money to pay dividends if the amount of such dividend would exceed our annual accrued and received revenues, less operating costs. Dividends in kind are not permitted, except as provided in our Charter.
We have elected to be treated as a REIT under the Code and as a REIT, we are required to distribute at least 90% of our REIT taxable income to the stockholders and meet certain other conditions. We can offer no assurance that we will achieve results that will permit the payment of cash dividends required by the Code and, to the extent that we issue senior securities, we are prohibited from paying dividends if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if dividends are limited by the terms of any of our borrowings.
Our current intention is to make any dividends in additional shares under our DRIP to stockholders who have elected to participate in our DRIP unless participation in the DRIP is restricted by a state securities regulator.
Critical Accounting Policies
In addition to the discussion below, our critical accounting policies are discussed in Note 2 of our consolidated financial statements, which are part of this prospectus beginning on page F-1.

Revenue Recognition
Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment) on the ex-dividend date. Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee's underlying assets are compared to the estimated value of the remaining assets and are recorded as a return of capital or as investment income as appropriate.
Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis. Net change in unrealized gain (loss) reflects the net change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized gains or losses.
Fair Value Measurements
GAAP establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.
Investments measured and reported at fair value are classified and disclosed in one of the following categories:
Level I –       Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Company does not adjust the quoted price for these investments even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.
Level II –     Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.
Level III –    Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair values for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had an active market for these investments existed.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement, in its entirety, requires judgment and considers factors specific to the investment.
Valuation of Investments
The Company's consolidated financial statements include investments that are measured at their estimated fair values in accordance with GAAP. Our valuation procedures are summarized below:
Securities for which market quotations are readily available on an exchange will be valued at such price as of the closing price on the day closest to the valuation date. Where a security is traded but in limited volume, we may instead utilize the weighted average closing price of the security over the prior 10 trading days. We may value securities that do not trade on a national exchange by using published secondary market trading information. When doing so, we first confirm that the trading price is sufficient under GAAP to determine the fair value of the security.
Securities for which reliable market data are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial portion of our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; and (iii) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Adviser and, where appropriate and necessary, the respective third‑party valuation firms. The recommendation of fair value will generally be based on the following factors, as relevant:

• the nature and realizable value of any collateral;
• the portfolio company's ability to make payments;
• the portfolio company's earnings and discounted cash flow;
• the markets in which the issuer does business; and
• comparisons to publicly traded securities.
Securities for which market data is not readily available or for which a pricing source is not sufficient may include the following:
• private placements and restricted securities that do not have an active trading market;
• securities whose trading has been suspended or for which market quotes are no longer available;
• debt securities that have recently gone into default and for which there is no current market;
• securities whose prices are stale;
• securities affected by significant events; and
• securities that the Investment Adviser believes were priced incorrectly.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements will express the uncertainty of such valuations, and any change in such valuations, on our consolidated financial statements.
Portfolio Investment Composition
The following table summarizes the composition of our investments at cost and fair value as of June 30, 2019 and 2018:
	June 30, 2019		June 30, 2018
Asset Type	Cost	Fair Value	Cost	Fair Value
Publicly Traded Companies	$2,186,682	$2,151,006	$6,652,816	$6,661,083
Non Traded Companies	33,844,099	35,641,290	30,234,571	33,097,115
LP Interests	61,157,573	65,413,799	26,577,677	33,685,086
Investment Trust	49,901	39,053	49,901	41,222
Note	-	-	1,100,000	1,100,000
Total	$97,238,255	$103,245,148	$64,614,965	$74,584,506

Determination of NAV

We determine the NAV of our investment portfolio at the end of each quarter by subtracting our total liabilities from the fair value of our gross assets. We value our assets and determine our NAV consistent with GAAP and the 1940 Act, and report our NAV in our periodic reports filed with the SEC under the 1934 Act. Our valuation procedures are summarized above under the “Critical Accounting Policies” section:

Our NAV as of June 30, 2019, was $9.44 per share compared to $10.07 per share at June 30, 2018, a $0.63 per share decrease of approximately 6.3%. The net decrease was due to (i) a dividend to stockholders of $0.73 per share (on a weighted average basis), (ii) net unrealized loss of $0.40 per share, and (iii) issuance of shares (net of selling commissions and dealer manager fees) below NAV per share resulting in a decrease of a $0.21 per share. The decreases were partly offset by increases resulting from (i) net investment income of $0.57 per share, (ii) net realized gain on sale of investments of $0.12 per share, and (iii) redemption of shares below NAV resulting in gain of $0.02 per share.

Results of Operations

Investment income

Investment income is made up of dividends, distributions from operations, distributions from sales/capital transactions, interest and other investment income. Distributions from sales and capital transactions are treated as realized gain from capital transactions for the purposes of calculating the subordinated advisory fees.

Dividend and distribution income:

Dividend and distribution income for Fiscal 2019 was $11.51 million compared to $6.52 million for Fiscal 2018. This increase of $4.99 million or 76.5% was attributed two factors; (i) larger amounts of sales distributions received during Fiscal 2019 and (ii) an increase in our investment portfolio since June 30, 2018. During Fiscal 2019, the Company received sales and liquidating distributions of $6.07 million from six investments compared to $2.80 million from seven investments during Fiscal 2018, resulting in additional $3.27 million of sales distribution income in Fiscal 2019. The remaining increase of $1.72 million was due to a net increase in our overall investment portfolio by $33.72 million (excluding the decrease in debt securities) in cost basis since June 30, 2018.

Dividend and distribution income for Fiscal 2018 was $6.52 million compared to $4.74 million for Fiscal 2017. This increase of $1.78 million or 37.6% was attributed two factors; (i) larger amounts of sales distributions received during Fiscal 2018 and (ii) an increase in our investment portfolio since June 30, 2017. During Fiscal 2018, the Company received sales and liquidating distributions of $2.80 million from seven investments compared to $1.88 million from six investments during Fiscal 2017, resulting in additional $0.92 million of sales distribution income in Fiscal 2018. The remaining increase of $0.86 million was due to a net increase in our overall investment portfolio by $19.75 million (excluding the increases in debt securities) in cost basis since June 30, 2017.

Interest and other income:

Interest and other income for Fiscal 2019 and 2018 were $0.37 million compared to $0.46 million, respectively. This decrease of $0.09 million was mainly due to maturity of a debt security towards the end of Fiscal 2018. The debt security earned interest for most of Fiscal 2018.

Interest and other income for Fiscal 2018 and 2017 were $0.46 million compared to $0.04 million, respectively. This increase of $0.42 million was mainly due to investment in a debt security of $1.1 million, which earned interest income as well as loan origination fees during Fiscal 2018. Also, the increase was partially due to the Company receiving settlement proceeds from a class action lawsuit and contingent liquidation proceeds on previously liquidated investments.

Operating Expenses

Base management fee:

The base management fee for Fiscal 2019 was $2.21 million compared to $1.73 million for Fiscal 2018. The increase was due to the increase in the Gross Invested Capital during Fiscal 2019. The Gross Invested Capital as of June 30, 2019 was $109.26 million compared to $84.96 million as of June 30, 2018.

The base management fee for Fiscal 2018 was $1.73 million compared to $1.27 million for Fiscal 2017. The increase was due to the increase in the Gross Invested Capital during Fiscal 2018. The Gross Invested Capital as of June 30, 2018 was $84.96 million compared to $60.97 million as of June 30, 2017.

Portfolio structuring fee:

The portfolio structuring fee for Fiscal 2019 and 2018 remained comparable at $0.71 million and $0.69 million, respectively. The fee remained comparable as the gross proceeds from new shares issued (excluding the DRIP shares) during Fiscal 2019 and 2018 remained comparable at $23.24 million and $23.01 million, respectively.

The portfolio structuring fee for Fiscal 2018 was $0.69 million compared to $0.58 million for Fiscal 2017. The increase of $0.11 million or 19.0% was due to higher amount of capital raised during Fiscal 2018.  During Fiscal 2018, the Company issued new shares with total gross proceeds of $23.01 million (excluding the DRIP shares) as compared to $19.30 million (excluding the DRIP shares) during Fiscal 2017.

Subordinated incentive fee:

Subordinated incentive fees are calculated in accordance with the Investment Advisory Agreement. The subordinated incentive fee has two parts—the Income Fee and the Capital Gains Fee. The Capital Gains Fee is based on realized gains including distributions received from sales/capital transactions and the Income Fee is based on net investment income.

There was no Income Fee for Fiscal 2019, as the net investment income for these periods was below the threshold of 7% of Contributed Capital per annum. The Capital Gains Fee for Fiscal 2019 was $1.79 million as the cumulative realized capital gains as of June 30, 2019, were over the threshold of 7% of Contributed Capital per annum.

The Income Fee and the Capital Gains Fee for Fiscal 2018 were $0.28 million and $0.81 million, respectively. As of June 30, 2018, the net investment income from the Effective Date of the amended investment advisory agreement through June 30, 2018, together with the cumulative net realized gains exceeded the threshold of 7% of the Company’s Contributed Capital per annum resulting in the Income Fee and Capital Gains Fee for that period.

The Capital Gains Fee for Fiscal 2017 was $0.23 million as the cumulative net realized gains as of June 30, 2017, exceeded the threshold of 7% of the Company’s Contributed Capital per annum. However, there was no subordinated Income Fee for Fiscal 2017 since the net investment income was below the threshold that triggers the subordinated Income Fee.

Administrative cost and Transfer agent reimbursements:

Costs reimbursed to Mackenzie for Fiscal 2019 and 2018 were $0.57 million and $0.43 million, respectively. The increase was primarily due to an increase in the allocable portion of overhead and other expenses incurred by MacKenzie since June 30, 2018, as a result of increase in the Company’s operating activities.

Effective November 1, 2018, transfer agent services are also provided by MacKenzie in-house and the costs incurred by MacKenzie in providing the services are reimbursed by the Company. No fee (only cost reimbursement) is being paid by the Company to MacKenzie for this service, but the Company is reimbursing MacKenzie for the cost of certain software purchased to implement the service. This service was previously provided by a third party and the cost incurred were expensed under other general and administrative expenses. Transfer agent cost reimbursement paid to MacKenzie for Fiscal 2019 was $0.02 million. Transfer agent service fees paid to the third party for Fiscal 2019 (during the period MacKenzie did not provide the service) was $0.03 million. Transfer Agent services fees paid to the third party for Fiscal 2018 was $0.04 million.

Costs reimbursed to Mackenzie for Fiscal 2018 and 2017 were $0.43 million and $0.22 million, respectively. The increase was primarily due to an increase in the allocable portion of overhead and other expenses incurred by MacKenzie since June 30, 2017, as a result of increase in the Company’s operating activities.

Amortization of deferred offering costs:

Amortization of deferred offering costs for Fiscal 2019 and Fiscal 2018 were $0.56 million and $0.37 million, respectively. The increase of $0.19 or 51.4% was primarily due to increase in the offering costs during Fiscal 2019. Deferred offering cost incurred during Fiscal 2019 was $0.71 million as compared to $0.42 million during Fiscal 2018.

Amortization of deferred offering costs for Fiscal 2018 and Fiscal 2017 were $0.37 million and $0.31 million, respectively. These amounts were comparable as the Company incurred a comparable amount of deferred offering costs on its second public offering during these two fiscal years. During Fiscal 2018, the Company incurred deferred offering costs of $0.42 million which is comparable to $0.56 million incurred during Fiscal 2017.

Other operating expenses:

Other operating expenses includes professional fees, directors’ fees, legal expenses, audit fees, printing and mailing and other general and administrative expenses. Other operating expenses for Fiscal 2019 and 2018 remained comparable at $0.40 million and $0.44 million, respectively.

Other operating expenses includes professional fees, directors’ fees, legal expenses, audit fees, printing and mailing and other general and administrative expenses. Other operating expenses for Fiscal 2018 and 2017 remained comparable at $0.44 million and $0.42 million, respectively.

Net realized gain on sale of investments

Total net realized gains for Fiscal 2019 was $1.20 million realized from sales and liquidation of twelve non-traded REIT securities with net realized gains of $3.24 million. The realized gains were offset by a realized loss of $2.03 million from sales of twenty-one publicly traded securities and $0.01 million from the liquidation of four limited partnership interests.

Total net realized gains for Fiscal 2018 was $2.69 million realized from (i) sales and liquidation of eight non-traded REITs with net realized gains of $3.06 million, and (ii) sales and liquidation of four partnership interests with net realized gains of $0.53 million. The realized gains were offset by a realized loss of $0.84 million from sales of twenty-one publicly traded securities and $0.06 million from the liquidation of Coastal Realty Business Trust, Series H2-A.

Total net realized gains for Fiscal 2017 was $1.60 million realized from (i) sales of fourteen publicly traded securities with net realized gains of $0.42 million, and (ii) sales and merger of four non-traded REITs with net realized gains of 1.37 million, (iii) offset by net realized loss of $0.19 million from sales and liquidations of seven limited partnership interests.

Net unrealized gain (loss) on investments

During Fiscal 2019, the Company recorded net unrealized loss of $3.96 million, which were net of the reclassification adjustment of $2.40 million of realized gains. The reclassification adjustment was the accumulated unrealized gain as of June 30, 2018, that was realized during Fiscal 2019. Accordingly, the net unrealized loss excluding the realized gains reclassification adjustment were $1.56 million, which resulted from fair value depreciation of $2.05 million of limited partnership interests and $0.03 million of publicly-traded securities offset by fair value appreciation of $0.52 million of non-traded REIT securities. The large fair value depreciation in limited partnership interests mostly resulted from distributions of sales proceeds by two partnerships (The Weatherly, LTD and The Weatherly Building, LLC) following the sales of underlying properties. The Company recorded $3.3 million of distribution income from sales transactions, which is a part of the investment income discussed above, from these two partnerships during Fiscal 2019.

During Fiscal 2018, the Company recorded net unrealized gains of $5.85 million, which were net of the reclassification adjustment of $1.91 million of realized gains. The reclassification adjustment was the accumulated unrealized gain as of June 30, 2017, that was realized during Fiscal 2018. Accordingly, the net unrealized gains excluding the realized gains reclassification adjustment were $7.76 million, which resulted from fair value appreciation of $5.19 million of limited partnership interests and $2.59 million of non-traded REIT securities offset by fair value depreciation of $0.02 million of publicly traded securities.

During Fiscal 2017, the Company recorded net unrealized gains of $2.02 million, which were net of the reclassification adjustment of $1.36 million of realized gains. The reclassification adjustment was the accumulated unrealized gain as of June 30, 2016, that was realized during Fiscal 2017. Accordingly, the net unrealized gains excluding the realized gains reclassification adjustment were $3.39 million, which resulted from fair value appreciation of $1.64 million of non-traded REIT securities and $1.94 million from limited partnership interests, offset by fair value depreciation of $0.19 million of publicly traded securities and investment trusts.

Income tax provision (benefit)

The Parent Company did not record any income tax expenses for Fiscal 2019, 2018, or 2017, as we have elected to be treated as a REIT for tax purposes beginning with the tax year ended December 31, 2014. As a REIT, the Parent Company is not subject to federal income taxes on amounts that it distributes to the stockholders, provided that, on an annual basis, it distributes at least 90% of its REIT taxable income to the stockholders and meets certain other conditions.

The Parent Company satisfied the annual dividend payment and other REIT requirements for the tax year ended December 31, 2018, 2017, and 2016. Therefore, the Company did not incur any tax expense or excise tax for those periods. In addition, during tax year ended December 31, 2019, we intend to pay dividends sufficient to avoid incurring income taxes. Therefore, the Company did not record any income tax provisions during the years ended June 30, 2019, 2018, and 2017.

The income tax provision (benefit) amounts in the consolidated statements of operation for the years ended June 30, 2019, 2018 and 2017, relate to the Company’s built-in gain tax adjustments and TRS’ income tax provisions as follows:

	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017

MacKenzie Realty Capital, Inc - built-in gain tax adjustments	$(13,348)	$(3,292)	$-
MRC TRS, Inc - income tax expenses	-	6,723	800

Total Income Tax Provision (Benefit)	$(13,348)	$3,431	$800

The built-in gain tax adjustment amounts are the differences between the actual and the estimated tax liabilities on the built-in gains realized during the year. Prior to the effective date of its REIT election, the Parent Company had net unrealized built-in gains of $239,595, for which the Parent Company recorded an estimated tax liability of $95,431 as of December 31, 2013. Accordingly, in each subsequent period, the Parent Company only recorded the difference between the actual and estimated tax on the built-in gains it realized during the year as income tax expense or benefit. All unrealized built-in gains after December 31, 2018 were not taxable as the five-year period following the REIT election date ended on December 31, 2018. Therefore, the remaining deferred tax liabilities on the unrealized built-in gains were reversed as of June 30, 2019.

TRS is subject to corporate federal and state income tax on its taxable income at regular statutory rates. However, for the year ended June 30, 2019 and 2017, TRS did not have any taxable income; therefore, TRS did not record any income tax provisions. The income tax expense of $800 for the year ended June 30, 2017, was the minimum state tax paid by TRS. For the year ended June 30, 2018, it recorded an income tax provision of $6,723.

Liquidity and Capital Resources

Capital Resources

We are offering a maximum of 15,000,000 shares in connection with this new offering. We are currently offering to sell up to 15 million of shares under the Second Offering, which will terminate on October 28, 2019. As of June 30, 2019, the Company has raised total gross proceeds of $99.38 million from the issuance of shares under two public offerings, $42.46 million from the IPO, which concluded in October 2016, and $56.92 million from the current public offering. In addition, we have raised $8.27 million from the issuance of shares under the DRIP. Of the total capital raised as of June 30, 2019, $6.26 million worth of shares have been repurchased under the Company’s share repurchase program. We do not have any plans to issue any preferred equity. We plan to fund future investments with the net proceeds raised from our second offering and any future offerings of securities and cash flows from operations, as well as interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We currently do not have any plans to borrow money on a long-term basis or issue debt securities; however, from time to time we may draw on the margin line of credit on a temporary basis to bridge our investment purchases and sales or capital raising. As of June 30, 2019, we were selling our shares on a continuous basis at a price of $10 per share, which may be below NAV per share from time to time, as approved by our stockholders.

Our aggregate borrowings (if any), secured and unsecured, are expected to be reasonable in relation to our net assets and will be reviewed by the Board of Directors at least quarterly.  The maximum amount of such borrowing is limited by the 1940 Act.

Our primary uses of funds are investing in portfolio companies, paying cash dividends to holders of our common stock (from investment income and realized capital gains), making payments to any lenders or senior security holders, paying operating expenses.  If all shares registered under our second registration statement in our current public offering are sold, we will receive investable cash totaling approximately $130.5 million, of which approximately $49.82 million has been received as of June 30, 2019.

Cash Flows:

Fiscal 2019

For Fiscal 2019, we experienced a net decrease in cash of $7.16 million. During this period, we generated $15.06 million of cash from our financing activities and used $22.22 million in operating activities.

The net cash outflow of $22.22 million from operating activities was primarily due to the cash outflow of $107.88 million from purchases of investments offset by cash inflows of $62.87 million from sales of investments, $19.02 million from distributions received from our investments that are considered return of capital and $3.77 million from investment income, net of the Company’s operating expenses.

The net cash inflow of $15.06 million from financing activities resulted from the sale of the Company’s shares under the second public offering with gross proceeds of $23.27 million (adjusted for the $0.02 million of change in capital pending acceptance) offset by cash outflows of $2.37 million from share redemptions, $3.79 million from payments of cash dividends and $2.05 million from payment of selling commissions and fees.

Fiscal 2018

For Fiscal 2018, we experienced a net decrease in cash of $3.41 million. During this period, we generated $15.23 million of cash from our financing activities and used $18.64 million in operating activities.

The net cash outflow of $18.64 million from operating activities was primarily due to the cash outflow of $79.22 million from purchases of investments offset by cash inflows of $39.60 million from sales of investments, $17.19 million from distributions received from our investments that are considered return of capital and $3.79 million from investment income, net of the Company’s operating expenses.

The net cash inflow of $15.23 million from financing activities resulted from the sale of the Company’s shares under the second public offering with gross proceeds of $21.84 million (adjusted for the $1.16 million of change in capital pending acceptance) offset by cash outflows of $1.45 million from share redemptions, $2.98 million from payments of cash dividends and $2.18 million from payment of selling commissions and fees.

Fiscal 2017

For Fiscal 2017, we experienced a net increase in cash of $9.50 million. During this period, we generated $14.42 million of cash from our financing activities and used $4.92 million in operating activities.

The net cash outflow of $4.92 million from operating activities was primarily due to the cash outflow of $34.81 million from purchases of investments offset by cash inflows of $26.39 million from sales of investments, $2.17 million from distributions received from our investments that are considered return of capital and $1.33 million from investment income, net of the Company’s operating expenses.

The net cash inflow of $14.42 million from financing activities resulted from the sale of shares in the IPO and the second public offering with gross proceeds of $19.48 million (adjusted for the $0.18 million of increase in capital pending acceptance) offset by cash outflows of $0.92 million from share redemptions, $2.14 million from dividend payments and $2.00 million from selling commissions and fees payments.

Contractual Obligations

We have entered into two contracts under which we have material future commitments, the Advisory Agreement, under which the Adviser serves as our investment adviser, and the Administration Agreement, under which MacKenzie furnishes us with certain non-investment management services and administrative services necessary to conduct our day-to-day operations. Each of these agreements is terminable by either party upon proper notice. Payments under the Advisory Agreement in future periods (after the up-front payment of the portfolio structuring fee during the IPO) are (i) a percentage of the value of our Gross Invested Capital; and (ii) incentive fees based on our income and our performance above specified hurdles (except in the year of liquidation). Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by MacKenzie. However, if MacKenzie withdraws as our administrator, it is liable for any expenses we incur as a result of such withdrawal.

We have entered into an agreement with MacKenzie, the Investor Service Agreement, effective November 1, 2018. Pursuant to the agreement, transfer agent services are provided by MacKenzie inhouse and the costs incurred by MacKenzie in providing the services are reimbursed by the Company. No fee (only cost reimbursement) is paid by the Company to MacKenzie for this service.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

Borrowings

We do not have any current plans to borrow money or issue preferred securities. If we do borrow money, we expect to be subject to various customary covenants and restrictions on our operations, such as covenants which would (i) require us to maintain certain financial ratios, including asset coverage, debt to equity and interest coverage, and a minimum net worth, and/or (ii) restrict our ability to incur liens, additional debt, merge or sell assets, make certain investments and/or distributions or engage in transactions with affiliates.

BUSINESS
MacKenzie Realty
We are an externally managed non‑diversified company that has elected to be treated as a BDC under the 1940 Act. Our investment objective is to generate both current income and capital appreciation through real estate debt and equity investments. Our investments are managed by MCM Advisers, and MacKenzie Capital Management provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds. As part of this continuation and expansion, we invest primarily in debt and equity real estate‑related securities. Under normal market conditions, we will invest at least 80.0% of our total assets in common stocks and other equity or debt securities issued by real estate companies, including REITs and similar REIT‑like entities. A real estate company is one that (i) derives at least 50.0% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50.0% of its assets invested in such real estate. Our investments will generally range in size from $10 thousand to $5 million. However, we may make larger investments from time to time on an opportunistic basis.
About MCM Advisers
We are managed by MCM Advisers. MCM Advisers’ investment team also presently manages approximately 30 private funds (other than the Legacy Funds) which have investment objectives and strategies that are similar to ours.
We expect to benefit from the ability of our Adviser’s investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our Adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.
Our Adviser is led by C.E. Patterson, Founder and Managing Director of the General Partner of our Manager and our Adviser. Mr. Patterson is assisted by Berniece A. Patterson, who serves as Chair of the Board of the General Partner of our Manager and our Adviser, Glen W. Fuller, who serves as Chief Operations Officer and Managing Director of the General Partner of our Manager and our Adviser, Chip Patterson, who serves as Managing Director and General Counsel of the General Partner of our Manager and our Adviser, Robert E. Dixon, who serves as Chief Investment Officer and Managing Director of the General Partner of our Manager and our Adviser, Paul F. Koslosky, who serves as Chief Financial Officer and Treasurer of the General Partner of our Manager and our Adviser, Christine E. Simpson, who serves as Chief Portfolio Manager and Senior Vice President of Research for the General Partner of our Manager and our Adviser, and Jen L. Ireland, who serves as Vice President of Administration for the General Partner of our Manager and our Adviser. We consider C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, and Paul Koslosky, and Ms. Christine Simpson to be MCM Advisers’ investment team.
The NASAA Omnibus Guidelines suggest disclosure that our Sponsors (the Adviser and Manager) have an estimated aggregate net worth in excess of $13 million. No portion of any net worth of the Sponsors will be available to us to satisfy any of our liabilities or other obligations.
Neither MCM Advisors not our Adviser have offered any prior direct participation programs in which disclosures were made in the offering materials pertaining to a liquidation date or time.
Potential Market Opportunity
We intend to continue to pursue a strategy focused on investing primarily in illiquid or non‑traded debt and equity securities issued by U.S. companies generally owning commercial real estate. These companies are likely to be NTRs, small‑capitalization publicly traded REITs, public and private RELPs, LLCs, and TICs. We believe the size of this market and certain recent developments, coupled with our Adviser’s network, create an attractive investment environment for our strategy for a number of reasons1, including:
•
Expected sources of liquidity have disappeared. Most NTRs intended to offer their stockholders a quarterly shareholder redemption program. When the recent economic downturn began, most NTR sponsors suspended their shareholder redemption plans to conserve cash. Similarly, many of the RELPs, LLCs and TICs that may have intended to liquidate by now experienced a decline in property value and are unable to liquidate profitably. As a result, many of them will experience a longer holding period than their investors originally intended.

•
Economic downturn created demand for additional capital. During the recent economic downturn, many companies decided to reduce the amount of space they lease, increasing vacancies in office buildings and retail properties. Some companies in the retail, hospitality, and multi‑family sectors deferred maintenance in order to preserve cash. For these reasons, we believe there are many real estate companies that need access to additional capital for tenant improvements, deferred maintenance, and other capital expenditures.

•
Many real estate syndicators are looking for short-term loans. Many real estate acquisitions after the most recent recession have involved bridge financing, where buyers look for short-term, more expensive loans to acquire properties prior to raising capital from investors to take out such financing.

•
Small transaction sizes allow for a profitable niche. The secondary market trading volume for the entire NTR industry is less than $10 million per month, and most individual transactions are less than $100,000. Similarly, most of the RELPs, LLCs and TICs that we target for loans will need less than $10 million in recapitalization loans or equity. As a result, most real estate investment firms cannot efficiently compete with us in such small transactions. Our Adviser has 30 years of experience closing such transactions with very low transaction costs.

1 See, for example, Direct Investments Spectrum, July/August 2019, for a discussion of issues impacting the marketplace.

Investment Strategy
Our investment objective is to generate both current income and capital appreciation through debt and equity real estate‑related investments. We accomplish this by a combination of rigorous analysis of the net asset value of and risks associated with a potential security acquisition, and a disciplined requirement that any security must be acquired at a significant discount to its net asset value. Although we may acquire any type of security by any method, our acquisitions will generally be accomplished in the following ways:
•
Tender offers. We acquire shares of NTRs and other real estate companies via registered tender offers and non‑registered tender offers. This is generally our preferred acquisition method, as it allows us to name the price at which we are willing to buy such securities. By purchasing securities at significant discounts to NAV, we simultaneously reduce the risk of a loss of capital due to a decline in NAV while increasing total returns when the discount is realized. Also, by purchasing seasoned securities that are several years old, we significantly reduce our intended holding period and correspondingly increase our annualized rate of return.

•
Direct loans and private placements. We may make direct loans to private real estate companies and arrange for private placements of equity issued directly to us by private real estate companies. These direct investments may be made after we have an equity investment in the company, which companies are smaller so that we are more familiar with their properties and management.

•
Purchases of small‑cap REITs on the open market. We believe that small‑capitalization REITs (typically less than $250 million) are largely ignored by institutional investors and by Wall Street analysts, and as a result they often trade for significant discounts to their net asset value. While these REITs tend to be highly illiquid with very small trading volumes, our smaller size allows us to focus on these REITs and to purchase them in quantities that are meaningful for us. Similar to the shares of NTRs we purchase at discounts to NAV, we believe these acquisitions can provide superior risk‑adjusted returns.

Investments
We engage in various investment strategies to achieve our overall investment objectives. The strategy we select depends upon, among other things, market opportunities, the skills and experience of our Investment Adviser’s investment team and our overall portfolio composition. Our strategies will generally seek to acquire securities that produce ongoing distributable income for investors, yet with a primary focus on purchasing such securities at a discount from what our Investment Adviser estimates to be the actual value of the real estate underlying the securities.
Types of Investments
We will continue to target the following real estate‑related investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation.

•
Real Estate‑Related Limited Partnerships. Limited partnerships which may be public or private, and which were formed primarily to own real property. They may actively operate the property, they may develop the property, or they may passively own property operated by a third party.

•
REITs. Corporations or trusts that are formed to own real property and are exempted from federal corporate income tax if they distribute at least 90.0% of their net income in the form of dividends to their stockholders.

•
Other Real Estate‑Related Investments. May include equity interests in LLCs, TICs, mortgages, loans, bonds, or any other security whose underlying value derives from real estate. We may invest in other real estate‑related investment entities. We will not invest in general partnerships, joint ventures, or other entities that do not afford limited liability to their security holders. However, limited liability entities in which we invest may hold interests in general partnerships, joint ventures, or other non‑limited liability entities.

Targeted Securities
Our Adviser has advised on a significant number of investments in the real estate industry. We intend to leverage this prior investing experience to continue to target attractive investments in the real estate industry. Securities to be acquired by us will generally consist of the following:
•
Securities Issued by Owners of Real Property. We will continue to acquire securities issued by limited partnerships, REITs or other investment entities that have invested directly or indirectly in real property, real estate joint ventures, or other real property based investments. We will buy securities issued by entities owning a variety of property types, including apartments, shopping centers, office buildings, nursing homes, mini‑warehouses, and hotels.

•
Direct Real Property Obligations, Derivatives, and Other Securities. We may also acquire (i) individual mortgages secured by real property (i.e., originate, or purchase outstanding loans secured by real estate), (ii) securities of issuers that own mortgages secured by income‑producing real property, and (iii) using no more than 20.0% of our capital available for investment, securities of issuers that own assets other than real estate.

We will generally acquire securities in one of two ways:
•
Securities Issued Previously Pursuant to a Registration Statement. In general, we seek to acquire securities originally registered by the issuer with the SEC. These target securities are typically public limited partnership interests and shares in REITs issued by national real estate syndicators and companies. These issuers typically have hundreds or thousands of limited partners or stockholders and own numerous real property assets.

•
Securities Issued in Private Transactions. We may acquire securities that are or were privately placed by issuers that (i) are limited partnerships, REITs, or other real estate‑related entities, (ii) have sold their securities in private offerings to only a limited number of investors who have met suitability standards that are generally higher than those imposed by public partnerships, and (iii) have invested in only a single parcel or a few parcels of real property.

Investment Selection
Our Adviser’s investment team is responsible for all aspects of our investment process. The current members of the investment team are C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson. The investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team. See “Portfolio Management.”
Our process for acquiring targeted real estate‑related securities will typically involve three steps: (i) identifying securities of the type we may be interested in acquiring; (ii) evaluating the securities to estimate their value to us, and (iii) either acquiring securities on national markets or locating security holders who may be interested in selling or purchasing such securities on secondary markets. Different circumstances may require different procedures, or different combinations of procedures, and we will adjust our acquisition strategy to fit the particular circumstances. Nonetheless, the typical stages of our investment selection process are as follows:
Deal Generation/Origination

We source investments through long‑standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former clients, portfolio companies and investors. Our Adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as advertisements in real estate periodicals, newspapers and other publications, attendance at prospective borrower industry conventions, active calling efforts to smaller private equity firms and sponsors, and through web presence and search tool optimizations.

Screening

In screening potential investments, our Adviser’s investment team utilizes the same value‑oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure.
Due Diligence

Our Adviser conducts diligence on prospective portfolio companies consistent with the approach its investment team adopted in their work with the Legacy Funds. We believe that the investment team has a reputation for conducting extensive due diligence investigations in their investment activities. In conducting due diligence, our Adviser uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers. Our Adviser’s due diligence typically includes:
•	review of historical and prospective financial information and regulatory disclosures;
•	research relating to the company’s management, industry, markets, products and services and competitors;
•	verification of collateral; and
•	asset and business value appraisals by third party advisers.
Upon the completion of due diligence and a decision to proceed with an investment, the investment professionals leading the investment present the investment opportunity to our Adviser’s investment team, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside third‑party advisers, as appropriate. Any fees and expenses incurred by MCM Advisers who oversees due diligence investigations undertaken by third parties are subject to reimbursement by us, if not otherwise reimbursed by the prospective borrower, which reimbursements will be in addition to any management or incentive fees payable by us under our Investment Advisory Agreement with MCM Advisers.
Ongoing Relationships with Portfolio Companies
Managerial Assistance

As a BDC, we offer, and must provide upon request, significant managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services but have yet to do so. MCM Advisers will provide such managerial assistance on our behalf to portfolio companies that request this assistance.
Monitoring

Our Adviser monitors our investments on an ongoing basis. Our Adviser has several methods of evaluating and monitoring the performance and fair value of the portfolio companies in which we invest, which include the following:
•	Assessment of success in adhering to its business plan and compliance with covenants;
•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	Comparisons to our other portfolio companies in the industry, if any;
•	Attendance at and participation in board meetings; and
•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.
Valuation Procedures
We will conduct the valuation of our assets under which our NAV will be determined at all times consistent with GAAP and the 1940 Act. Securities for which market quotations are readily available on an exchange will be valued at such price as of the closing price on the day closest to the valuation date. Where a security is traded but in limited volume, we may instead utilize the weighted average closing price of the security over the prior 10 trading days. To value securities that do not trade on a national exchange, we may use published secondary market trading information. When doing so, we will determine whether the trading information obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the trading price obtained.

Securities for which reliable market data are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Investment Adviser or Board of Directors, does not represent fair value, which we expect will represent a portion of our portfolio, are valued as follows: (i) the securities are initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; and (iii) the Board of Directors reviews the valuations determined by the Adviser, and where appropriate and necessary, a third‑party valuation firm, and uses such valuations, as adjusted by the Board if appropriate, to determine the fair value of the securities.
The recommendation of fair value for securities for which market data are not readily available or for which a pricing source is not sufficient may include the following:
•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the Investment Adviser believes were priced incorrectly.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.
Competition
We compete for investments with other BDCs and investment funds (including private equity funds). Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in real estate companies. As a result of these new entrants, competition for investment opportunities in real estate‑related companies may intensify. Many of these entities have greater financial and managerial resources than we do, or may not be subject to the extensive level of regulation that we are. We believe we can compete with these entities primarily on the basis of the experience and contacts of our Adviser, our responsive and efficient investment analysis and decision‑making processes, the investment terms we offer, and our willingness to make smaller investments. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We may face increasing competition for investment opportunities.”
Staffing
We do not currently have any employees. Our day‑to‑day investment operations will be managed by our Adviser, whose investment team currently consists of C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson. Our Adviser may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.” In addition, we will reimburse our Manager for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, our chief compliance officer (or “CCO”), and any administrative support staff. See “Administration Agreement.”
Properties

Our executive offices are located at 89 Davis Road, Suite 100, Orinda, CA 94563, and are provided by our Manager in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.
Legal Proceedings
None of us, our Adviser or our Manager, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Adviser or Administrator. From time to time, we, our Adviser or our Manager, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES
The following table provides information as of June 30, 2019, for each of our investments. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request (we have not yet received any such request) and the board observer or participation rights we may receive in connection with our investment.
Name	Sector	% of Net Assets	Total Fair Value
3100 Airport Way South LP, 3223 3rd Ave South, Suite 200, Seattle, WA 98134	Storage	0.38%	$ 387,990
5210 Fountaingate, LP, 4245 N. Central Expressway, Suite 420, Dallas, TX 75205	Apartment	0.54%	552,693
Addison NC, LLC, 175 Addison Road, Windsor, CT 06095	Mixed-use	3.49%	3,600,000
Addison Property Member, LLC, 175 Addison Road, Windsor, CT 06095	Mixed-use	7.09%	7,314,855
American Finance Trust, Inc. - Class A , 405 Park Avenue, 4th Floor, New York, NY 10022	Office	2.09%	2,151,006
Arrowpoint Burlington, LLC, 49 Blanchard Street, Suite 414, Lawrence, MA 01843	Apartment	1.06%	1,088,910
Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, NY 10019	Debt	2.98%	3,075,563
Bishop Berkeley, LLC, 01019th Street, Suite 200, Oakland, CA 94612	Apartment	3.93%	4,051,013
BP3 Affiliate, LLC, 1299 Ocean avenue, Suite 450, Santa Monica, CA 90401	Debt	1.31%	1,350,000
BR Cabrillo LLC Promissory Note, 9255 Sunset Blvd. Suite 920 Los Angeles, CA 90069	Miscellaneous	0.13%	131,755
BR Desota Investment Co, LLC	Apartment	4.12%	4,250,000
BR Quinn35 Investment Co, LLC	Apartment	3.88%	4,000,000
BRE Select Hotels Corp - 7% Series A Preferred	Hotel	0.65%	670,801
Britannia Preferred Members, LLC, 894 West Washington Street, San Diego, CA 92103	Office	7.52%	7,758,915
Britannia Preferred Members, LLC - Class 1, 894 West Washington Street, San Diego, CA 92103	Office	2.90%	2,986,550
Capitol Hill Partners, LLC, 1801 E. Colfax, Denver, CO 80218	Apartment	1.80%	1,852,500
Carter Validus Mission Critical REIT, 4890 West Kennedy Blvd., Suite 650, Tampa, FL 33609	Healthcare	1.29%	1,325,686
CNL Healthcare Properties, Inc., 450 South Orange Avenue, Orlando, FL 32801	Healthcare	0.61%	625,994
Coastal Realty Business Trust, Series REEP, Inc. - A, 89 Davis Road, Suite 100, Orinda, CA 94563	Apartment	0.04%	39,053
Cole Credit Property Trust IV, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, AZ 85016	Retail	2.12%	2,185,441
Cole Credit Property Trust V, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, AZ 85016	Retail	0.11%	112,123
Cole Credit Property Trust V, Inc. - Class T, 2325 East Camelback Road, Suite 1100, Phoenix, AZ 85016	Retail	0.00%	5,143
Corporate Property Associates 18 Global A	Mixed-use	0.04%	37,139
CRP I Roll Up, LLC	Mixed-use	4.84%	4,995,000
CRP III Roll Up, LLC	Mixed-use	6.34%	6,540,000
Dimensions28 LLP	Apartment	10.56%	10,886,076
First Capital Real Estate Trust Incorporated, 410 Park Avenue 14th Floor, New York, NY 10022	Miscellaneous	0.02%	18,242
FSP 1441 Main Street Corp. Liquidating Trust, 401 Edgewater Place, Wakefield, MA 01880	Office	0.03%	31,245
FSP 303 East Wacker Drive Corp, 401 Edgewater Place, Suite 200, Wakefield, MA 01880	Office	0.00%	600
FSP Energy Tower I Corp Liquidating Trust, 401 Edgewater Place, Wakefield, MA 01880	Office	0.06%	57,566
FSP Grand Boulevard Corp. Liquidating Trust (residual), 401 Edgewater Place, Wakefield, MA 01880	Office	0.00%	8
FSP Satellite Place Corp., 401 Edgewater Place, Wakefield, MA 01880	Office	0.69%	712,585
Griffin-American Healthcare REIT III, Inc., 18191 Von Karman Avenue, Suite 300, Irvine, CA 92612	Healthcare	0.00%	5,149
Griffin Capital Essential Asset REIT, Inc., 1520 East Grand Avenue, El Segundo, CA 60245	Mixed-use	0.16%	169,021
GTJ REIT, Inc., 60 Hempstead Avenue, West Hempstead, NY 11552	Mixed-use	0.01%	11,980
Healthcare Trust, Inc., 405 Park Av., 14th Floor, New York, NY 10022	Healthcare	3.11%	3,211,086
Highlands REIT, Inc., 332 S Michigan Avenue, Ninth Floor, Chicago, IL 60604	Retail	3.71%	3,825,995
Hines Global REIT, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, TX 77056	Office	0.09%	92,013
Hospitality Investors Trust, Inc., Park Avenue Tower, 65 East, 55th Street, Suite 801, New York, NY 10022	Hotel	0.01%	9,327
InvenTrust Properties Corp., 2809 Butterfield Road, Suite 360, Oak Brook, IL 60523	Retail	0.03%	26,195
KBS Real Estate Investment Trust II, Inc., 800 Newport Center Drive, Suite 700, Newport Beach, CA 92660	Office	4.69%	4,831,527
KBS Real Estate Investment Trust III, Inc., 800 Newport Center Drive, Suite 700, Newport Beach, CA 92660	Office	0.58%	593,906
Lakemont Partners, LLC, 201 19th Street, Suite 200, Oakland, CA 94612	Apartment	0.98%	1,007,700
MPF Pacific Gateway ‑ Class B, 89 Davis Road, Suite 100, CA 94563	Miscellaneous	0.01%	7,316
New York REIT, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022	Office	3.04%	3,136,870
Northstar Healthcare Income, Inc., 590 Madison Avenue, 34th Floor, New York, NY 10022	Healthcare	0.06%	66,477
Phillips Edison & Company, Inc., 11501 Northlake Drive, Cincinnati, OH 45249	Retail	6.16%	6,350,802
Redwood Mortgage Investors VIII, LP, 1825 South Grant Street, Suite 250, San Mateo, CA 94402	Debt	0.04%	39,410
Satellite Investment Holdings, LLC, 894 W Washington Street, San Diego, CA 92103	Mixed-use	2.13%	2,200,000
Secured Income, LP, 340 Pemberwick Rd c/o Wilder Richman Resources Corp., Greenwich, CT 06831	Apartment	0.29%	302,009
Steadfast Apartment REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612	Apartment	0.03%	26,041
Steadfast Income REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612	Apartment	0.72%	743,314
Strategic Realty Trust, Inc., 400 South El Camino Real, Suite 1100, San Mateo, CA 94402	Retail	0.83%	853,539
Summit Healthcare REIT, Inc., 2 South Pointe Drive, Suite 100, Lake Forest, CA 92630	Healthcare	2.51%	2,587,408
The Parking REIT, Inc, 8880 West Sunset Road, Suite 240, Las Vegas, NV 89148	Parking	0.24%	242,504
The Weatherly, LTD, 2275 E. Bayshore Road, Suite 130, Palo Alto, California 94303	Miscellaneous	0.06%	63,261
The Weatherly Building, LLC, 2275 E. Bayshore Road, Suite 130, Palo Alto, California 94303	Miscellaneous	0.05%	47,846
Total		100%	$ 103,245,148

*These investments are non-qualifying under Section 55(a) of the 1940 Act. The total percentage of non-qualifying assets is 1.99% of total assets, and as a business development company non-qualifying assets may not exceed 30% of our total assets.
†These investments are those which are considered affiliated companies, as defined by Regulation S-X promulgated by the SEC. See “Investments in Affiliated Companies” in Note 5 to the Audited Consolidated Financial Statements beginning on page F-1, for additional disclosure regarding these investments.
Portfolio Company Descriptions
Below is a brief description of each of the portfolio securities which comprise 5% or greater of our net assets, as of June 30, 2019. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5.0% of its voting securities. The percentages below do not reflect any purchases or sales of securities after June 30, 2019.
Addison NC, LLC and Addison Property Member, LLC – 10.58% (combined)
Addison NC, LLC is an investor in Addison Holdings, LLC which owns and operates commercial property in  Windsor, CT an office park in San Ramon, CA.  In 2016, Addison NC was established to recapitalize the property providing much needed cash for tenant improvements and leasing costs. Addison NC investors will be entitled to a return of capital plus a 30% internal rate of return before the original equity owners receive anything. Later, in 2018 the bridge lender (Fortress) was exercising their right to exit as the secondary lender, and we agreed to step into Fortress’s position.  The Addison Property Member portion of the investment is entitled to a 16% per annum return in addition to a 10% equity return from the net proceeds of the sale or refinancing of the property.  We anticipate the holding period to be 2-3 year, after which the property should be stabilized allowing for a refinancing or sale.
Britannia Preferred Members, LLC and Britannia Preferred Members, LLC – Class 1 – 10.42% (combined)
Britannia Preferred Members, LLC owns an office park in San Ramon, CA.  In 2015, the entity needed cash for tenant improvements to complete lease-up and we provided half of the necessary cash with a 30% preferred return on our preferred equity.  In 2018, the entity raised additional cash from a second preferred offering in which we participated.  The additional preferred is entitled to a 20% per annum non-compounding return.  We anticipate the holding period to be 2-3 years, after which the property should be stabilized allowing for a refinancing or sale.
CRP III Roll Up, LLC – 6.34%
CRP III Roll Up, LLC owns a portfolio of three office properties located in Huntsville, AL containing approximately 512,000 square feet of leasable space.  In 2017, we provided capital for tenant improvements and leasing costs and are entitled to a 15% per annum return.  We anticipate the sale of the portfolio to be completed in late 2019 or early 2020.
Dimensions28 LLP – 10.56%
Dimensions28, LLP owns and operates a 260 unit garden apartment complex in Phoenix, AZ. The property’s rental rates were below market rents at the time of purchase.  The entity intends to renovate approximately 80% of the apartment units, increase rental rates, and lower overall costs which will increase cash flow and the overall value of the property.
Phillips Edison & Company, Inc. – 6.16%
Phillips Edison & Company, Inc. is a publicly filing non-traded real estate investment trust (“REIT”) that concentrates in grocery-anchored shopping centers.  As of June 30, 2019, the REIT owned fee simple interests in 298 properties.  In addition the REIT had two joint ventures owning 15-20% in each.

Portfolio Composition
Below are the sectors that comprised our investments as of June 30, 2019, in each case calculated as a percentage of the total portfolio as of that date:
Targeted Industries	Fair Value	% of Total Investments
Apartments	$ 28,799,309	27.89%
Mixed-use	24,867,995	24.09%
Debt	4,464,973	4.32%
Healthcare	7,821,800	7.58%
Hospitality	680,128	0.66%
Miscellaneous	268,420	0.26%
Office	22,352,791	21.65%
Parking	242,504	0.23%
Retail	13,359,238	12.94%
Storage	387,990	0.38%
	$ 103,245,148	100%

MANAGEMENT
Our Board of Directors oversees our management. The Board of Directors currently consists of three members, two of whom are Independent Directors. Each director is elected annually by our stockholders. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future.
Our Adviser has been providing advice to clients about real estate‑related assets and other investments since 1982. Much of that advice has focused on the types of real estate‑related investments MRC intends to make, through the Adviser’s management of the Legacy Funds and many other similarly organized investment vehicles. Accordingly, our officers and directors who are affiliated with our Adviser and/or Manager have the requisite experience with the types of assets we seek to acquire.
Board of Directors and Executive Officers
Directors
Name	Age	Position	Director Since
Interested Director
Chip Patterson	48	Chairman of the Board of Directors, Secretary, and General Counsel	2019
Independent Directors
Tim Dozois	57	Director	2012
Tom Frame	77	Director	2012

The address for each of our directors is 89 Davis Road, Suite 100, Orinda, CA 94563.
Executive Officers Who Are Not Directors
Name	Age	Position
Robert Dixon	48	Chief Executive Officer and President
Paul Koslosky	58	Chief Financial Officer and Treasurer
Glen Fuller	46	Chief Operating Officer
Jeri Bluth	44	Chief Compliance Officer
Christine Simpson	54	Chief Portfolio Manager

The address for each of our executive officers is 89 Davis Road, Suite 100, Orinda, CA 94563.

Biographical Information
Directors
Our directors have been divided into two groups — interested directors and Independent Directors. An interested director is an “interested person” as defined in 1940 Act §2(a)(19).
Interested Director
Charles "Chip" Patterson. Mr. Patterson, an MRC Executive Officer since May of 2012, is managing director, general counsel, and senior vice president of MCMA and the Manager, and a director of their general partner, and a beneficial owner of all three comopanies, all since 2005. Mr. Patterson is Mr. Fuller's step-brother.

Mr. Patterson graduated magna cum laude from the University of Michigan Law School with a J.D. degree and with high distinction and Phi Beta Kappa from the University of California at Berkeley with a B.A. degree in Political Science. Prior to joining the Manager in July 2003, he was a securities and corporate finance attorney with the national law firm of Davis Wright Tremaine LLP. Prior to law school, Chip Patterson taught physics, chemistry, and math at the high school level for three years. He also has prior experience in sales, retail, and banking, and is a licensed California Real Estate Broker. He has extensive history with the Adviser’s affiliated private funds, familiarity with our investment platform, and extensive knowledge of the real estate industry, legal and regulatory framework governing investment companies, business development companies, investment advisers, and investment valuation process.
Independent Directors
Tim Dozois. Mr. Dozois, an MRC director since May of 2012, was Vice President, Secretary and Corporate Counsel for Pendrell Corporation, a NASDAQ listed company specializing in intellectual property solutions, from June of 2010 until early 2018. From January 1996 until March of 2010, Mr. Dozois was an equity partner of Davis Wright Tremaine LLP, a Seattle-based national law firm, where he specialized in private securities work and structured financings, with a particular emphasis on the acquisition, financing and management of real property assets. He has nearly 30 years of experience supporting leading corporations in securities law compliance, mergers, acquisitions, and real estate acquisition, financing, and management.
 Mr. Dozois received his B.S. in Financial Management from Oregon State University and his J.D. from the University of Oregon School of Law, where he was Order of the Coif.
Tom Frame. Mr. Frame, an MRC director since May of 2012, was a co‑founder of TransCentury Property Management and solely founded Paradigm Investment Corporation. TransCentury began in May of 1973 and has syndicated and managed over 10,000 residential units. During the last 35 years, Mr. Frame has been a principal in the acquisition, financing, restoration, and sale of over $500,000,000 in residential and commercial real estate. Paradigm was founded in June 1986 to sponsor and manage private, closed end “mutual funds.” Paradigm managed a portfolio of over $7,000,000 in limited partnership securities. The last of the funds successfully liquidated in December of 2000.
Mr. Frame received a B.A. degree in Mathematics from the University of Kansas in June 1964, a J.D. degree from the San Francisco Law School in June 1975, and an M.B.A. with honors from Pepperdine University in April 1986. Mr. Frame is currently managing his own investments which include residential units, commercial property, and a portfolio of securities.

Executive Officers Who Are Not Directors
Robert E. Dixon. Mr. Dixon is managing director and chief investment officer of MacKenzie and the Adviser, where he has been employed since 2005. He is a director of their general partner and a beneficial owner of all three companies. Mr. Dixon is Mr. Fuller's brother-in-law.
Robert Dixon served as an officer and director of Sutter Holding Company, Inc. from March 2002 until 2005. Mr. Dixon founded Sutter Capital Management, LLC, an investment management firm, in 1998 and sold it in 2005 to MCM Advisers, Inc. Mr. Dixon has been president of Sutter Capital Management since its founding. Mr. Dixon received his M.B.A. degree from Cornell University in 1998 and has held the Chartered Financial Analyst® designation since 1996. From October 1994 to June 1996 he worked for MacKenzie Patterson, Inc. as a securities research analyst. He worked for Lehman Brothers, Inc. in equity sales and trading during 1993 and 1994. Mr. Dixon received his B.A. degree in Economics from the University of California at Los Angeles in 1992.
Paul F. Koslosky. Mr. Koslosky is the chief financial officer for MacKenzie and the Adviser, where he has been employed since 1997. He owns a beneficial interest in each MacKenzie, the Adviser, and their general partner. He is responsible for accounting and reporting for MacKenzie, the funds it manages, and other related business interests.

Mr. Koslosky graduated from California State University, Hayward in 1983 with a B.S. degree in Business Administration. He spent five years with Zellerbach Paper Company, a billion‑dollar paper distributor, as staff accountant and, eventually, financial reporting manager. Prior to joining the Manager in 1997, he worked for Doric Development, an Alameda, California real estate developer with numerous related business interests. At Doric he served as accounting manager responsible for the accounting and reporting for commercial development and construction. He served as controller from 1995 to 1997 responsible for accounting, reporting, cash management, and human resources for Doric and its related companies.

Glen W. Fuller. Mr. Fuller is managing director and chief operating officer of MacKenzie and the Adviser, where he has been employed since 2000. He is a director of their general partner and a beneficial owner of all three companies. Mr. Fuller is Mr. Dixon's brother-in-law and Mr. Patterson's step-brother.

Prior to becoming senior vice president of the Manager, he was with the Manager for two years as a portfolio manager and research analyst. Prior to joining the Manager, Mr. Fuller spent two years running the over the counter trading desk for North Coast Securities Corp. (previously Morgan Fuller Capital Group) with responsibility for both the proprietary and retail trading desks. Mr. Fuller was also the registered options principal and registered municipal bond principal for North Coast Securities Corp., a registered broker‑dealer. Mr. Fuller previously held his FINRA Series 7, general securities registration. Mr. Fuller has a B.A. degree in Management. Mr. Fuller has also spent time working on the floor of the New York Stock Exchange as a trading clerk and on the floor of the Pacific Stock Exchange in San Francisco as an assistant specialist for LIT America.

Jeri R. Bluth. Ms. Bluth is the chief compliance officer for MacKenzie and the Adviser, where she has been employed since 1996. She owns a beneficial interest in each MacKenzie, the Adviser, and their general partner. Mrs. Bluth oversees compliance for all the funds advised by the Adviser, and she oversees MRC’s compliance with its Code of Ethics, Bylaws, Charter, and applicable rules and regulations.

Mrs. Bluth began her career with MacKenzie Patterson Fuller, Inc. in July of 1996 in the Investor Services Department. During Mrs. Bluth’s career with the Manager, she graduated from St. Mary’s College of California in June 2001, with a B.A. degree in Business Management.

Christine E. Simpson. Mrs. Simpson is responsible for handling the day‑to‑day operations of the Manager’s research department. During Mrs. Simpson’s career with the Manager, she graduated: with a B.A. degree in Business Management from St. Mary’s College of California in October 2004 (with honors), with an M.S. degree in Financial Analysis and Investment Management in September 2006, and an M.B.A. in June 2008. As a result of these and other professional experiences, Mrs. Simpson possesses particular knowledge and experience in real estate that strengthen the investment committee’s collective qualifications, skills and experience.

Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm. Our Board also quarterly ratifies our Adviser’s selection of securities for our portfolio.
Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an Independent Director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders best interests at such times.
Presently, Chip Patterson serves as the chairman of our Board of Directors. Chip Patterson is an “interested person” of MRC as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our Adviser and is the manager and managing member of our Adviser and Administrator, respectively. We believe that Mr. Patterson is qualified to serve on our Board of Directors because of his history with affiliated private funds, familiarity with our investment platform, and extensive knowledge of the real estate industry, legal and regulatory framework governing investment companies, business development companies, investment advisers, and investment valuation process.  We believe that we are best served through this existing leadership structure, as Mr. Patterson’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.
Our Board of Directors does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non‑Independent Director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
None of the Directors currently serves as a director for any other public company. Further, no Director holds any ownership interest in MRC. The Independent Directors will be paid an annual retainer of $28,000 and the chair of the audit committee will be paid an additional retainer of $1,000 and each Director will be paid a meeting attendance fee of $1,000 for attending in‑person meetings and $500 for telephonic meetings, not expected to be held more than quarterly, of the Board and the audit committee.
We recognize that different board leadership structures are appropriate for companies in different situations. We believe that the Board’s structure is appropriate for our operations as a BDC under the 1940 Act and having a class of securities which is registered under the 1934 Act, in that its members possess an appropriate depth and breadth of experience relating to our planned investment program. We intend to re‑examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role In Risk Oversight
Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, our valuation process, and audits of our consolidated financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.
Our Board of Directors also performs its risk oversight responsibilities with the assistance of the CCO. The Board of Directors will annually review a written report from the CCO discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The CCO’s annual report will address, at a minimum, (i) the operation of our compliance policies and procedures and those of our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the CCO’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the CCO will meet separately in executive session with the Independent Directors at least once each year.

We believe that our board’s role in risk oversight will be effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200.0% immediately after each time we incur indebtedness, we generally have to invest at least 70.0% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re‑examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of the Board of Directors

An audit committee and a nominating and corporate governance committee have been established by our Board of Directors. All directors are expected to attend at least 75.0% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.
Audit Committee

The audit committee operates under a charter approved by our Board of Directors, which contains the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our consolidated financial statements, pre‑approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual consolidated financial statements and periodic filings and receiving our audit reports and consolidated financial statements. The audit committee is currently composed of Messrs. Dozois and Frame, neither of whom is an “interested person” of ours as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Dozois serves as chairman of the audit committee. The audit committee met 4 times during the fiscal year ended June 30, 2019.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee operates under a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. Dozois and Frame, neither of whom is an “interested person” of MacKenzie Realty, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Frame serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.
The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, our operations, and our stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to our affairs;
•	are able to work with the other members of the Board of Directors and contribute to our success;
•	can represent the long‑term interests of our stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.
The nominating and corporate governance committee met one time in the fiscal year ended June 30, 2019.
Compensation Committee
We do not have a compensation committee because our executive officers do not receive any direct compensation from us.
Compensation of Directors

Our Independent Directors receive an annual retainer of $28,000. They also receive $1,000 plus reimbursement of reasonable out‑of‑pocket expenses incurred in connection with attending each board meeting in person and $500 for each telephonic meeting, and also receive $500 plus reimbursement of reasonable out‑of‑pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $1,000 and each chairman of any other committee receives an annual fee of $1,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” as that term is defined in 1940 Act §2(a)(19).
Compensation of Executive Officers

None of our officers receives direct compensation from us. However, all of the executive officers, through their indirect financial interest in our Adviser, will be entitled to a portion of any investment advisory fees paid by us to our Adviser under the Advisory Agreement. The Investment Advisory Agreement will be reapproved on an annual basis by our Board of Directors, including a majority of our Independent Directors.
PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of our Adviser and its investment committee (each member, a “Portfolio Manager”), which will initially be composed of C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson. For more information regarding the business experience of the investment committee, see “Management — Board of Directors and Executive Officers.” MCM Advisers’ investment committee must approve each new investment that we make. The Portfolio Managers are not employed by us and do not hold any of our common stock. Further, none of the Portfolio Managers are primarily responsible for managing any other fund or account, nor do they receive any direct compensation from us or any other account or fund. Chip Patterson is a full‑time employee of our Administrator and receives a fixed salary for the services he provides.
Compensation
None of the Portfolio Managers will receive any direct compensation from us in connection with the management of our portfolio. However, through their financial interest in MCM Advisers, they will be entitled to a portion of any profits earned by MCM Advisers, which includes any fees payable under the terms of our Advisory Agreement, less expenses incurred by MCM Advisers in performing its services under our Advisory Agreement. The compensation paid by MCM Advisers to its other investment personnel includes an annual base salary, and participation in the profits of MCM and its affiliates through equity ownership.
INVESTMENT ADVISORY AGREEMENT
Management Services
MCM Advisers serves as our investment adviser. Our Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser manages our day‑to‑day operations and provides us investment advisory and management services. Under the terms of our Amended and Restated Investment Advisory Agreement, MCM Advisers:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.
MCM Advisers’ services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Management Fee
Under the Amended and Restated Investment Advisory Agreement (“Investment Advisory Agreement”), which was approved by our board of directors and by our stockholders on October 23, 2018, we will pay our Adviser a fee for investment advisory and management services consisting of three components — the Portfolio Structuring Fee, a base management fee and a subordinated incentive fee.
The Portfolio Structuring Fee is payable as we raise capital in this offering and will compensate our Adviser for its services of composing our portfolio by identifying, evaluating and structuring each portfolio acquisition, including the Legacy Portfolio. The Portfolio Structuring Fee is 3.0% of  Gross Invested Capital raised in this offering. The Portfolio Structuring Fee will be payable monthly throughout the period of this offering. Once this offering is completed in 2022, our Adviser will no longer be paid the Portfolio Structuring Fee. However, if the Company conducts future offerings of its shares and if the terms of the Investment Advisory Agreement remain the same, there will be a Portfolio Structuring Fee payable in connection with such offerings.
The base management fee is calculated at an annual rate as a percentage of our Gross Invested Capital (the number of Shares issued multiplied by the price at which such Shares are issued ($10 in prior offerings, $10.25 in this Offering, regardless of whether or not Shares were issued with volume or commission discounts or through the DRIP), plus any borrowed funds), as computed from time to time. The base management fee will be 3.0% of the first $20 million of our Gross Invested Capital, 2.0% of the next $80 million of our Gross Invested Capital, and 1.5% of our Gross Invested Capital in excess of $100 million. The base management fee is calculated quarterly on the last day of each calendar quarter and paid quarterly in arrears within 15 days of the end of each calendar quarter. The base management fee for any partial quarter will be appropriately pro‑rated.
The subordinated incentive fee has two parts—income and capital gains. The incentive fee components (other than during liquidation) are designed so that neither the income incentive fee nor the capital gains incentive fee is payable to the Adviser unless our stockholders have first received dividends at a rate of at least 7.0% per annum of our Contributed Capital for the relevant measurement period (a fiscal quarter, for the income incentive fee; a fiscal year, for the capital gains incentive fee).

Income Incentive Fee Calculation

The income incentive fee is calculated and payable quarterly in arrears following the effective date of the Investment Advisory Agreement (October 1, 2017) as follows: (i) the sum of Preliminary Net Investment Income (defined below) for each fiscal quarter exceeding  7% of the “Contributed Capital” (the number of Shares issued multiplied by the maximum public offering price at the time such Shares were sold, regardless of whether or not Shares were issued with volume or commission discounts or through the DRIP, as such amount is computed from time to time)(the “Income Fee First Threshold”) on an annualized basis up to 8.75% of contributed capital (the “Income Fee Second Threshold”); and (ii)  20.0% of our preliminary net investment income for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate; minus (iii) the sum of all previously paid income incentive fees since the effective date; plus (iv) any fee recalculated as an income incentive fee as a result of a calculation of capital gains incentive fee exceeding 20% of capital gains for a fiscal year (as described below).
For the purpose of calculating the incentive fees, “Preliminary Net Investment Income” means interest income, dividend income and any other income (including accrued income that we have not yet received in cash, any fees such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies) received or accrued during the fiscal quarter, minus our accrued or paid operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to MacKenzie Capital Management, any interest expense, any tax expense, and dividends paid on any issued and outstanding preferred stock, but excluding the income incentive fee, the capital gains incentive fee and the portfolio structuring fee payable under the Investment Advisory Agreement).  Preliminary Net Investment Income does not include capital gains or any “special distribution.”  “Special distributions” are those dividends or distributions from a portfolio company resulting from the sale or refinance of the portfolio company’s assets that result in investment income, a reduction of cost basis or capital gains, as determined as set forth in the Investment Advisory Agreement.
You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in a substantial increase in the amount of the income fee payable to our Investment Adviser as a result of preliminary net investment income.

Capital Gains Incentive Fee Calculation
The subordinated capital gains incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date).  The capital gains incentive fee is calculated for each fiscal year as follows: (i) the sum of all “capital gains” (calculated as net realized capital gains less unrealized capital depreciation) for each fiscal year after the effective date exceeding a 7% threshold of the “contributed capital” on an annualized basis, which threshold is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income)(the “Capital Gains Fee First Threshold”), up to a 8.75% of contributed capital;  and (ii)  20.0% of all capital gains for each fiscal quarter after the effective date exceeding a 8.75% threshold of contributed capital at an annualized rate, which threshold is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income)(the “Capital Gains Fee Second Threshold”); minus (iii) the sum of all previously paid income incentive fees since the effective date and prior to the end of such fiscal year; less (iv) the aggregate amount of all capital gains incentive fees paid in prior fiscal years ending after the effective date. Because the threshold for receipt of a capital gains incentive fee is reduced by the Preliminary Net Investment Income during a fiscal year, it is possible that such calculation could result in the initial calculation of the capital gains incentive fee that exceeds 20% of all capital gains for all such fiscal years.  The Investment Advisory Agreement and relevant law contain provisions that do not permit that result.  To the extent that the initial calculation of the potential capital gains incentive fee exceeds 20% of the capital gains for the measurement period, the following adjustments shall be made to the calculations of the two incentive fees:  (x) to the extent that Preliminary Net Investment Income was used to reduce the Capital Gains Fee First Threshold and/or the Capital Gains Fee Second Threshold, the capital gains incentive fee will be capped so that under no circumstance does it exceed 20% of the realized capital gains for the measurement period; and (y) the income incentive fee will be analyzed after both reducing the Income Fee First Threshold and Income Fee Second Threshold by the amount of realized capital gains for the measurement period and reducing the resulting income incentive fee by the amount of the capital gains incentive fee paid under (x).  In this scenario, the overall 7% shareholder return threshold will have been achieved by the fact that the realized capital gains exceed the Capital Gains Fee First Threshold.  This results in (a) a capital gains incentive fee that is computed exclusively on the amount of realized capital gains achieved in the measurement period and would never exceed 20% of realized capital gains; and (b) an income incentive fee that is paid based on the Preliminary Net Investment Income on which an income incentive fee was previously not paid.  In this case, each of the two incentive fees are properly attributed to its source, and neither fee would exceed 20% of its respective base source (income or capital gains).  Further, the total fees paid would never exceed 20% of the total realized capital gains and Preliminary Net Investment Income.
The capital gains incentive fee in the year we liquidate all of our assets equals 20.0% of our realized capital gains, less all capital gains incentive fees paid to our Adviser in prior fiscal years. In no event will the capital gains incentive fee calculated in the year of liquidation exceed 20.0% of all capital gains for all such fiscal years ending after the effective date of the Investment Advisory Agreement.
The effect of the “catch‑up” (where the Adviser gets 100.0% of net investment income or realized capital gains, respectively, between the Capital Gains Fee First Threshold and the Capital Gains Fee Second Threshold) is to make the Adviser’s overall incentive compensation equal 20.0% of all net investment income or realized capital gains, respectively, without regard to the 7.0% “hurdle,” so long as the overall return is at least 8.75%.
The following are graphical representations of the calculation of the subordinated income incentive fee and the subordinated capital gains incentive fee:
Quarterly Subordinated Incentive Fee on Income
Preliminary Net Investment Income
(expressed as a percentage of our Contributed Capital)

Annual Subordinated Incentive Fee on Capital Gains
Realized net capital gains
(cumulative from inception, expressed as a percentage of our Contributed Capital)

1The thresholds shown for the income fee are annualized from the thresholds of 7% and 8.75%.  For any particular quarter, the thresholds are determined by dividing the number of days in the quarter by 365.  Those numbers will be very near to 1.75% and 2.1875% per quarter.  These thresholds may be reduced for the calculation done for the last quarter of each fiscal year as described above.
2This threshold may be reduced by Preliminary Net Investment Income as described above.
The 1940 Act provides a statutory right of action by stockholders of a BDC against its investment adviser for excessive fees.

Examples of Capital Gains Incentive Fee Calculation
Note that the following portrayal of gains is necessary to demonstrate the incentive fees, but there is no guarantee that we will recognize positive returns.
Note: The fair market value (“FMV”) of investments used in the following examples is as determined according to our valuation procedures. In the examples below, we assume no other losses or gains on our investments.  We assume that Contributed Capital is $50,000,000, so the 7% threshold, the Capital Gains Fee First Threshold, is $3,500,000 per year and the 8.75% threshold, the Capital Gains Fee Second Threshold at which point a lower fee is paid, is $4,375,000 per year.  Thus, the difference between the Capital Gains Fee Second Threshold, and the First Capital Gains Fee Threshold is $875,000 per year.  We assume that we have paid dividends in excess of 7% (so that we have paid enough dividends to permit payment of an incentive fee). Except as noted, we assume a transaction or calculation date of June 30 in each year.  The income incentive fee is paid only if the Preliminary Net Investment Income as of the end of any of the first three fiscal quarters during a fiscal year exceeds the cumulative 7% hurdle since the effective date of the Amended and Restated Advisory Agreement.  Please note, to the extent that an additional incremental income incentive fee is payable as described above (due to the initial calculation of potential capital gains incentive fee exceeding 20% of capital gains for a fiscal year), an income incentive fee may be paid for the final quarter of a fiscal year even if Preliminary Net Investment Income, by itself, does not exceed the cumulative 7% hurdle.  This point is illustrated in Scenario 3 below.  Because the Company’s investments are not made to maximize Preliminary Net Investment Income, it is not expected that the income incentive fee will ever be large or be paid often.  Nonetheless, scenario 4 below shows the impact of payment of the income incentive fee.
Scenario 1
Assumptions
Day 1: On day 1 of year 1, $2 million investment made in Company A (“Investment A”), $3 million investment made in Company B (“Investment B”), and $2.5 million investment made in Company C (“Investment C”).
Year 1: Investment A sold for $5 million after 1 year, resulting in $3 million capital gain.  Investment B sold for $5 million after 1 year, resulting in a $2 million capital gain.  FMV of Investment C determined to be $2.5 million.  For Year 1, there was cumulative Preliminary Net Investment Income of ($500,000) (a loss).
Year 2: Investment C sold for $4.5 million. Assume Preliminary Net Investment Income for Year 2 was zero, so that the cumulative Preliminary Net Investment Income as of the end of Year 2 is a $500,000 loss.
The Capital Gains Incentive Fee would be:
Year 1: Capital gains incentive fee of $900,000 for the following reasons:  Total realized capital gains were $5 million.  The Capital Gains Fee First Threshold is $4,000,000 ($3,500,000 + $500,000 cumulative loss from Income Fee calculation).  The difference between the First Capital Gains Fee Threshold and Second Capital Gains Fee Threshold, at this point in time, $875,000, is payable to the Adviser.  The Adviser receives 20% of all capital gains beyond the Capital Gains Fee Second Threshold.  Thus, the fee is $875,000 plus 20% of the $125,000 over the Second Threshold, or another $25,000, for a total of $900,000.
Year 2: None.  Although there is another $2 million in capital gains, for a cumulative total of $7 million, the Capital Gains Fee First Threshold is now $7,500,000, so the threshold is not met and no fee is due.
Scenario 2
Assumptions
Day 1: On day 1 of year 1, $2 million investment made in Company A (“Investment A”), $3 million investment made in Company B (“Investment B”), and $2.5 million investment made in Company C (“Investment C”).

Year 1: Investment A sold for $5 million after 1 year.  FMV of Investment B determined to be $2.5 million. FMV of Investment C determined to be $2.5 million.  For Year 1, there was cumulative Preliminary Net Investment Income of ($500,000) (a loss).
Year 2: Investment B sold for $5.5 million.  Investment C sold for $5.5 million. Assume cumulative Preliminary Net Investment Income was zero, so that the cumulative Preliminary Net Investment Income is a $500,000 loss.
The Capital Gains Incentive Fee would be:
Year 1: None, for the following reasons:  Total realized capital gains equal $3,000,000.  Unrealized capital losses equal $500,000, the amount by which the FMV of Investment B declined.  Thus, net capital gains equal $2,500,000.  The Capital Gains Fee First Threshold is $4,000,000 ($3,500,000 + $500,000 cumulative loss from Income Fee calculation).  Net capital gains do not exceed threshold, so no fee is due.
Year 2: Capital gains incentive fee of $1,000,000, for the following reasons:  Total cumulative realized capital gains were $8,500,000 million (in Years 1 and 2).  The Capital Gains Fee First Threshold is $7,500,000. Thus, the $1,000,000 in gains over the Capital Gains Fee First Threshold (and which is below the Capital Gains Fee Second Threshold) is paid to the Adviser.

Scenario 3
Assumptions
Day 1: On day 1 of year 1, $2 million investment made in Company A (“Investment A”), $3 million investment made in Company B (“Investment B”), and $2.5 million investment made in Company C (“Investment C”).
Year 1: FMV of Investment A determined to be $5 million.  FMV of Investment B determined to be $3.5 million.  FMV of Investment C determined to be $5 million. For Year 1, there was cumulative Preliminary Net Investment Income of $500,000 (but no Income Fee paid).
Year 2: Investment A sold for $6 million.  Investment B sold for $6 million.  Investment C sold for $6 million. Year 2 Preliminary Net Investment Income of $100,000 (but no Income Fee paid in the first three fiscal quarters).
The Capital Gains Incentive Fee and Income Incentive Fee would be:
Year 1: None, for the following reasons: No realized capital gains.  Unrealized capital gains ignored.

Year 2: Capital gains incentive fee of $2,100,000, and an income incentive fee of $120,000, for a total of $2,220,000 for the following reasons:  Total cumulative realized capital gains were $10,500,000.  The Capital Gains Fee First Threshold is $6,400,000 ($7,000,000 reduced by cumulative Preliminary Net Investment Income of $600,000).  The Capital Gains Fee Second Threshold is $8,150,000 ($8,750,000 reduced by Preliminary Net Investment Income of $600,000).  Thus, the total capital gains exceeds both thresholds, so the Adviser is paid the $1,750,000 difference between the thresholds plus 20% of the amount over that, or 20% of $2,350,000, or $470,000, for a total fee of $2,220,000.  Of the $470,000, $350,000 is a Capital Gains Fee.  Please note that, of that total incentive fee amount, $120,000 is an Income Fee.  That is because $600,000 of Preliminary Net Investment Income contributed to the attainment of each of the two thresholds.  When a potential capital gains incentive fee exceeds 20% of realized capital gains for a fiscal year, that excess amount is paid as income incentive fee, as described in more detail above in “Capital Gains Incentive Fee Calculation.”  That is appropriate because there was $600,000 of Preliminary Net Investment Income and the first and second thresholds were both met by the combination of capital gains and investment income.  As a result, each fee is properly attributed to its source, and neither fee exceeds 20% of the respective type of income (and total of fees paid is exactly 20% of the total realized capital gains and investment income over the 2 years).
Scenario 4
Assumptions
Day 1: On day 1 of year 1, $2 million investment made in Company A (“Investment A”), $3 million investment made in Company B (“Investment B”), and $2.5 million investment made in Company C (“Investment C”).
Year 1: FMV of Investment A determined to be $5 million.  FMV of Investment B determined to be $3.5 million.  FMV of Investment C determined to be $5 million. For Year 1, there was a cumulative Preliminary Net Investment Income of $5,000,000, on which an Income Fee was paid equal to $1,000,000.
Year 2: Investment A sold for $6 million.  Investment B sold for $6 million.  Investment C sold for $6 million. Assume cumulative Preliminary Net Investment Income was zero.

The Capital Gains Fee would be:
Year 1: None, for the following reasons: No realized capital gains.  Unrealized capital gains ignored. Note, however, that an Income Fee of $1,000,000 is paid.
Year 2: Capital gains fee of $2,100,000, for the following reasons:  Total cumulative realized capital gains were $10,500,000.  The Capital Gains Fee First Threshold is $2,000,000 ($7,000,000 reduced by Preliminary Net Investment Income of $5,000,000).  The Capital Gains Fee Second Threshold is $3,750,000.  Thus, the total capital gains exceed both thresholds, so the Adviser is paid the $1,750,000 difference between the thresholds plus 20% of the amount over that, or 20% of $6,750,000, or $1,350,000, less Income Fees paid of $1,000,000, for a total Capital Gains Fee of $2,100,000 (which, together with the $1,000,000 Income Fee, is exactly 20% of the total capital gains and investment income of $15,500,000 over the 2 years).

Payment of Our Expenses

The investment team of our Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our Adviser. We bear all other costs and expenses of our operations and transactions, including (without limitation):
•	the cost of our organization and this offering (only up to $1,650,000);
•	the cost of calculating our NAV, including the cost of any third‑party valuation services;
•	the cost of effecting sales and repurchases of our Shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third‑party advisory fees;

•	transfer agent costs and safekeeping fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees in the future;
•	federal, state and local taxes;
•	Independent Directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration and sub‑administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1934 Act, the 1940 Act and applicable federal and state securities laws; and
•
all other expenses incurred by either our Manager or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Manager in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination
The Advisory Agreement was initially approved by our Board of Directors on February 28, 2013, subsequently amended on August 6, 2014, amended and re-approved on September 27, 2016 and re-approved on September 11, 2017.  On September 11, 2017, our Board of Directors also approved the Amended and Restated Investment Advisory Agreement, subject to stockholder approval.  On October 23, 2017, our stockholders approved the Amended and Restated Investment Advisory Agreement, and the Board and stockholders re-approved the Amended and Restated Advisory Agreement on October 23, 2018.  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until October 23, 2019, and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Independent Directors. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may also be terminated by a majority of Independent Directors or by a vote of the majority of our outstanding securities, without penalty upon not more than 60 days’ written notice, or by MCM Advisers upon 120 days’ notice to us. See “Risk Factors — Risks Relating to Our Business and Structure — Our Investment Adviser can resign on 120 days’ notice.”

Indemnification
The Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Advisory Agreement or otherwise as our Adviser.
Organization of the Investment Adviser
Our Adviser is a California limited partnership, and its principal executive offices are located at 89 Davis Road, Suite 100, Orinda, CA 94563.
Board Approval of the Advisory Agreement
A discussion regarding the basis for our board of director’s approval of our Advisory Agreement is included in our annual report on Form 10‑K, or incorporated by reference therein.
ADMINISTRATION AGREEMENT
MacKenzie Capital Management, a California limited partnership, serves as our manager and administrator. The principal executive offices of our Manager are located at 89 Davis Road, Suite 100, Orinda, CA 94563. Pursuant to an Administration Agreement, our Manager furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our Manager also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, our Manager assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Manager’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff. All such allocations will be approved by the Independent Directors. The most recently approved reimbursement amount is $156,000 per quarter, including reimbursement for the costs of developing the software for the Manager to be the transfer agent.  Under the Administration Agreement, our Manager will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by us without penalty upon 120 days’ written notice, and the Administrator must provide our stockholders with 120 days’ notice to terminate and will be liable for any expenses we incur as a result of such withdrawal.
Our Manager also provides administrative services to our Adviser. As a result, our Adviser also reimburses our Manager for its allocable portion of our Manager’s overhead, including rent, the fees and expenses associated with performing compliance functions for our Adviser, and its allocable portion of the compensation of any administrative support staff. To the extent our Adviser or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by our Manager to such other investment vehicles will be charged to us.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Manager and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Manager’s services under the Administration Agreement or otherwise as our administrator.
A Sponsor, including our Administrator, may also provide goods and services to us other than as an administrator provided that the following conditions are met: (i) any self‑dealing arrangement is in our best interests; (ii) the terms of providing such goods or services are governed by a written Sponsor Contract as defined in our Charter; (iii) such Sponsor must be independently engaged in the business of providing such goods or services and 33.0% of its revenues come from persons other than Affiliates, with certain exceptions as described in our Charter; and (iv) the compensation for such goods and services must be comparable with fees charged by similar unrelated third parties. Any Sponsor is also limited to acquiring assets from us unless such acquisition is approved by the stockholders in accordance with our Charter. We will also not lease any of our assets to any Sponsor.

LICENSE ARRANGEMENT
We have entered into the Administrative Agreement with our Administrator under which our Administrator has granted to us a non‑exclusive, royalty‑free license to use the name “MacKenzie.” Under this agreement, we have a right to use the MacKenzie name for so long as we engage our Adviser to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the “MacKenzie” name.
SUBSCRIPTION AGREEMENTS
Each prospective investor will complete and sign a written subscription agreement, making certain factual representations, including that the investor (i) meets the minimum income and net worth standards, (ii) is purchasing the Shares for his or her own account, (iii) has received a copy of this prospectus, and (iv) acknowledges that the Shares are not liquid.
The prospective investor must separately sign or initial each representation made in the subscription agreement. Except in the case of fiduciary accounts, the prospective investor may not grant any person a power of attorney to make such representations on his or her behalf. Any person selling Shares on our behalf may not complete a sale of Shares to a prospective investor until at least five business days after the date the prospective investor receives a final prospectus. Each investor will receive a confirmation of his or her purchase.
CERTAIN RELATIONSHIPS AND TRANSACTIONS
We have entered into the Advisory Agreement with our Adviser, which is owned by MPF Founders LP, MPF Principals LP, and MPF Successors LP. Our Adviser’s affiliates manage approximately 30 private funds, and it and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Our Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, our Adviser or its affiliates may determine that we should invest side‑by‑side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with our Adviser’s allocation policy. The allocation policy is designed to equitably distribute such investment opportunities consistent with the requirements of the 1940 Act and takes into consideration such factors as each fund’s investment objectives, suitability requirements and portfolio diversification.  The allocation policy grants a preference to funds that already hold the security and then permits allocation to funds that have not yet invested all original capital raised in long term investments.  Our Board of Directors provides oversight of our Adviser and reviews and monitors the activities performed by our Adviser, including a quarterly ratification of the selection of securities for our portfolio.
Any Sponsor, including our Adviser, has a fiduciary responsibility for the safekeeping of our assets, whether or not they are in such Sponsor’s possession or control. No Sponsor may employ or permit another person to employ our assets except for our exclusive benefit. We may not contract away any common law fiduciary obligations that are owed to us.
As consideration for our acquisition of the Legacy Portfolio, an aggregate of 692,217 Shares were issued to the Legacy Funds. For information on the ownership of our Shares, see “Control Persons and Principal Stockholders.”
1940 Act and Charter Limitations
We may not purchase property or securities from the Manager, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter. In no event will the cost of an asset exceed its current appraised value. The Manager, MCM Advisers, a director or any Affiliate may not acquire assets from us, except as permitted by the 1940 Act and our Charter. No loans may be made by us to the Manager, MCM Advisers, a director or any Affiliate, except as permitted by the 1940 Act and our Charter, or to a wholly owned subsidiary. Similarly, we may not borrow money from the Manger, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter. Furthermore, we may not invest in joint ventures with the Manager, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter. There will be no other transactions between us and the Manager, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter. Further, the Sponsor may only be reimbursed for expenses as provided in the 1940 Act and our Charter.
The 1940 Act extensively regulates conflicts of interests between BDCs, their directors, investment advisers and their affiliates. For example, the 1940 Act and rules thereunder generally prohibit a BDC’s employees, officers, directors, investment adviser and their affiliates from (i) selling securities or property to the BDC, (ii) buying securities or property from the BDC, (iii) borrowing money or property from the BDC, or (iv) entering into joint transactions with the BDC or a company controlled by it. The 1940 Act further prohibits a wider group of persons affiliated with a BDC from entering into such transactions with a BDC unless approved by the BDC’s stockholders. To enable us to improve our offering position for certain tender offers, we will seek an exemptive order from the SEC permitting us to participate in joint tender offers with certain private funds managed by our Adviser. Any such joint tender offers would provide that all offerors’ terms must be the same, and that other customary conditions addressing conflicts of interest be met.

In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited by the 1940 Act, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not violate our Charter or raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.
We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics.
Other Limitations
Under normal market conditions, we will invest at least 80.0% of our total assets in common stocks and other equity or debt securities issued by real estate companies, including REITs and similar REIT‑like entities. A real estate company is one that (i) derives at least 50.0% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50.0% of its assets invested in such real estate.
We will not:
1.	Invest more than 10.0% of our total assets in unimproved real property or mortgage loans on unimproved real property.
2.	Invest in commodities or commodity future contracts.
3.
Invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property, except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, such an appraisal must be obtained from an independent expert concerning the underlying property, must be maintained in our records for at least five years, and will be available for inspection and duplication by a stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title will be obtained. Further, MCM Advisers and the Board of Directors will observe the following policies in connection with investing in or making mortgage loans:

a.	We may not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.
b.
We may not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including our loans, would exceed 85.0% of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this limitation, the “aggregate amount of all mortgage loans outstanding on the property, including our loans” includes all interests (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred under the terms of such loans, to the extent that deferred interest on each loan exceeds 5.0% per annum of the principal balance of the loan.

c.	We will not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of MCM Advisers, the directors, the Manager or any of our Affiliates.
4.	Issue redeemable equity securities.
5.	Issue debt securities, except as permitted by the 1940 Act.
6.	Issue options or warrants to purchase our Shares, except as permitted by the 1940 Act.
7.	Issue our Shares on a deferred payment basis or other similar arrangement.
8.	Allow any Sponsor to acquire any of our assets unless first approved by the stockholders in accordance with our Charter.
9.	Lease our assets to any Sponsor.
10.	Make any loan to any Sponsor.
11.	Give any Sponsor an exclusive right to sell or exclusive employment to sell assets on our behalf.
12.	Pay a commission or fee to a Sponsor in connection with the reinvestment of cash available for distribution or of proceeds of the resale, exchange or refinancing of assets.
13.	Give any Sponsor any rebates or give‑ups or enter into a reciprocal business arrangement in violation of our Charter.
14.	Commingle our funds with the funds of any other person.
15.	Invest in general partnerships or joint ventures with non‑Affiliates that own and operate our assets unless such investment is in accordance with the 1940 Act.
16.
Invest in general partnerships or joint ventures with other publicly registered Affiliates unless such investment is in accordance with the 1940 Act and meets certain specifications as described in our Charter.

17.
Invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates unless such investment is in accordance with the 1940 Act and meets certain specifications as described in our Charter.

18.
Conduct operations through separate single‑purpose entities managed by a Sponsor unless in accordance with the 1940 Act and if the terms of such arrangements do not circumvent any provisions in our Charter.

19.	Invest in general partnerships or joint ventures with Affiliates unless in accordance with items 15, 16, 17, or 18 above.
20.
Invest in general partnership interests of limited partnerships unless we, along or together with any publicly registered Affiliate, meet the requirements of the 1940 Act and certain provisions in our Charter.

21.
Participate in any financing made available to us by a Sponsor if such Sponsor is permitted to receive an interest in excess of the lesser of such Sponsor’s cost of funds or amounts which would be charged by unrelated lending institutions on comparable loans for the same purpose.

22.
Conduct any “roll‑up” transactions, which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of our Company and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction. The term "roll up" transaction does not include:

a.
a transaction involving our securities that have been for at least 12 months listed on a national securities exchange or traded through the National Association of Securities Dealers Automated Quotation National Market System; or

b.
a transaction involving our conversion to a corporate, trust, or association form if, as a consequence of the transaction, there will be no significant adverse change in any of the following: stockholder voting rights; the term of our existence; compensation to the Adviser; or our investment objectives.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of October 24, 2019, we had 11,920,582.95 Shares outstanding. The following table contains ownership information, as of October 24, 2019, and after completion of this offering, for our common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5.0% or more of our common stock, and all of our officers and directors, as a group.
		As of October 24, 2019		Immediately After This Offering(1)
Name	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage
All officers and directors as a group (7 persons)	Indirect	64,631.75	*	64,631.75	*

*Less than 1%

(1)	Assumes the issuance of 15,000,000 Shares offered hereby, with no purchases by any then‑existing stockholder.
The following table contains the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering.
Name of Director	Dollar Range of Equity Securities in MacKenzie Realty	Percentage Interest Ownership
Interested Director
Charles "Chip" Patterson (1)	$100,001-$500,000	*
Independent Directors
Tim Dozois	$10,001-50,000	*
Tom Frame	$10,001-50,000	*
*Less than 1%

(1)
Mr. Patterson is one of the beneficial owners of an affiliate of the Adviser, MPF Successors, LP, which owns 47,262.23 Shares, but may be deemed to be the beneficial owner of all such Shares. Mr. Patterson is also deemed a beneficial owner of 9,222.29 Shares through a real estate holding company.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY
General
A BDC is regulated by the 1940 Act and must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make longer term investments in businesses. BDCs can provide stockholders the ability to retain any liquidity of their stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67.0% or more of such company’s voting securities present at a meeting if more than 50.0% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50.0% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be Independent Directors. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
As a BDC, we are required to meet an asset coverage ratio, defined generally under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200.0% after each issuance of senior securities. We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our Affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC. Under both the 1940 Act and the Advisers Act, our funds may not be comingled with the assets of other funds, including any funds managed by MCM Advisers’ affiliates.
We generally are not able to issue and sell our common stock at a price below NAV per Share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then‑current NAV of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. We will seek such approval from our existing stockholders before any sales of Shares in this offering, and thereafter at our first annual meeting of stockholders, we will similarly seek such continuing approval if needed to continue the offering longer than one year. In addition, we may generally issue new Shares at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
As a BDC, we are generally limited in our ability to invest in any portfolio company in which our Adviser or any of its Affiliates currently has an investment or to make any co‑investments with our Adviser or its Affiliates without an exemptive order from the SEC, subject to certain exceptions. We have filed an application for an exemptive order from the SEC that would permit us to participate in joint tender offers with certain private funds managed by our Adviser. If granted, any such offers would only be made if the Adviser determines they are in our best interests, on terms that are the same for all affiliated parties, and under conditions designed to mitigate conflicts of interest. No assurance can be given that we will receive the exemptive order. We will be periodically examined by the SEC for compliance with the 1940 Act. As a BDC, we are also subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in 1940 Act §55(a), which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the BDC’s gross assets. The principal categories of qualifying assets relevant to our proposed business are the following:
(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an “eligible portfolio company,” or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” (or “EPC”) is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non‑voting common equity of less than $250 million;
iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of at least $2.0 million.

(2)	Securities of any EPC which we control.
(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an EPC purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high‑quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of “qualifying assets” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high‑quality debt securities maturing in one year or less from the time of investment, which we refer to collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. Typically, we invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed‑upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed‑upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a REIT for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities
Though we have no plans to at this time, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”
Code of Ethics

We and our Adviser have each adopted a code of ethics under 1940 Act Rule 17j‑1 and Advisers Act Rule 204A‑1, respectively, that establish procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally permits investments by our employees in securities that may be purchased or held by us only with pre‑approved by our CCO. You may read and copy these codes of ethics at our offices. In addition, our code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
Compliance Policies and Procedures
We and our Adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Jeri Bluth currently serves as our CCO.
Sarbanes‑Oxley Act of 2002
The Sarbanes‑Oxley Act of 2002 imposes a wide variety of regulatory requirements on 1934 Act‑registered companies and their insiders. Many of these requirements affect us. For example:
•	under 1934 Act Rule 13a‑14, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	under Item 307 of Regulation S‑K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	under 1934 Act Rule 13a‑15, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and
•
under Item 308 of Regulation S‑K and 1934 Act Rule 13a‑15, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes‑Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes‑Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes‑Oxley Act and will take actions necessary to ensure that we are in compliance with them.
Proxy Voting Policies and Procedures
We have delegated to our Adviser the responsibility to vote any proxies issued by our portfolio companies. The Proxy Voting Policies and Procedures of our Adviser are summarized below. The guidelines will be reviewed periodically by our Adviser and our Independent Directors, and, accordingly, are subject to change.

Introduction
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, MCM Advisers recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. Our Board and MCM Advisers are fiduciaries of us and of our stockholders. The directors also have a fiduciary duty to our stockholders to supervise our relationship with MCM Advisers. These policies and procedures for voting proxies for MCM Advisers’ investment advisory clients are intended to comply with Advisers Act §206 and Advisers Act Rule 206(4)‑6. Any Sponsor, including our Adviser, has a fiduciary responsibility for the safekeeping of our assets, whether or not they are in such Sponsor’s possession or control. No Sponsor may employ or permit another person to employ our assets except for our exclusive benefit. We may not contract away any common law fiduciary obligations that are owed to us.
Proxy Policies
MCM Advisers will vote proxies relating to client portfolio securities in what MCM Advisers perceives to be the best interest of its clients’ stockholders. MCM Advisers will review on a case‑by‑case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although MCM Advisers will generally vote against proposals that may have a negative impact on a clients’ portfolio securities, it may vote for such a proposal if there exist compelling long‑term reasons to do so.
MCM Advisers’ proxy voting decisions will be made by the senior officers who are responsible for monitoring each client’s investments. To ensure that its vote is not the product of a conflict of interest, MCM Advisers requires that (i) anyone involved in the decision making process disclose to MCM Advisers’ manager any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how MCM Advisers intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how MCM Advisers voted proxies by making a written request for proxy voting information to: MCM Advisers, LP, 89 Davis Road, Suite 100, Orinda, CA 94563.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their non‑public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any non‑public personal information relating to our stockholders, although certain non‑public personal information of our stockholders may become available to us. We do not disclose any non‑public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator). We restrict access to non‑public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non‑public personal information of our stockholders.
State Registration Matters
In addition to registering this offering under the Securities Act, we are registering this offering under the securities laws of several states, or are offering under available registration exemptions. We undertake to forward to each state listed below all amendments to this registration statement that are filed with the SEC. We further undertake, as a condition of registration in New Jersey, to allow New Jersey to make such investigations within or outside New Jersey it deems necessary to determine any violations of New Jersey law, and to require or permit us to file a statement as to tell the facts and circumstance concerning any matter to be investigated. Unless specifically requested, New York investors, who are entitled to receive separate quarterly and annual financial statements, will not be provided with such because these financial statements are filed with the SEC and are otherwise publicly available for review.  By not mailing the separate financial statements, we will avoid increased printing and mailing costs that could lower investors’ returns.  See “Available Information” on page 95.
The following table lists the states in which we have registered (or may register) the sale of our Shares, and the value of the Shares we have registered in each state. We may increase these amounts as permitted under the rules of each state, and we may register this offering in additional states from time to time. We may not sell more than 15,000,000 Shares in the aggregate unless we register additional Shares for sale with the SEC. Such table does not list any state in which we may offer Shares pursuant to a self-executing exemption from registration or a limited offering exemption.

State Registrations
Jurisdiction	Total Amount Registered
Alaska	$1,025,000
Arizona	$20,500,000
Arkansas	$102,500
California	$76,875,000
Colorado	$30,750,000
Connecticut	$1,025,000
Delaware	Indefinite Amount
Florida	$30,750,000
Georgia	$30,750,000
Idaho	$30,750,000
Illinois	$30,750,000
Indiana	$1,025,000
Iowa	Indefinite Amount
Kentucky	$1,025,000
Louisiana	$1,025,000
Maine	$5,125,000
Maryland	$1,537,500
Massachusetts	$1,025,000
Michigan	$3,075,000
Minnesota	$3,075,000
Missouri	$30,750,000
Nebraska	$512,500
Nevada	$10,250,000
New Hampshire	$538,125
New Jersey	$20,500,000
New Mexico	$1,025,000
New York	$20,500,000
North Carolina	$20,500,000
Ohio	$5,125,000
Oklahoma	$1,025,000
Oregon	$10,250,000
Pennsylvania	$2,562,500
South Carolina	$10,250,000
South Dakota	$512,500
Tennessee	$10,250,000
Texas	$16,400,000
Utah	$10,250,000
Vermont	$5,125,000
Virginia	$20,500,000
Washington	$10,250,000
West Virginia	$1,025,000
Wisconsin	$10,250,000

DETERMINATION OF NET ASSET VALUE
We determine the NAV of our investment portfolio each quarter (and as of each bi‑monthly closing when our offering continues) by subtracting our total liabilities from the fair value of our gross assets. We conduct the valuation of our assets and determine our NAV consistent with GAAP and the 1940 Act, and report our NAV in our periodic reports filed with the SEC under the 1934 Act. Our valuation procedures are summarized below:
Securities for which market quotations are readily available on an exchange will be valued at such price as of the closing price on the day closest to the valuation date. Where a security is traded but in limited volume, we may instead utilize the weighted average closing price of the security over the prior 10 trading days. We may also use published secondary market trading information for securities that do not trade on a national exchange in order to value assets. When doing so, we determine whether the trading price obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the trading price obtained.
Securities for which reliable market data are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Investment Adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; and (iii) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser and, where appropriate and necessary, the respective third‑party valuation firms.
The recommendation of fair value will generally be based on the following factors, as relevant:
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.
Securities for which market data are not readily available or for which a pricing source is not sufficient may include the following:
•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the Investment Adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.
Determinations in Connection with Offerings
We will sell our Shares on a continuous basis at a current offering price of $10.25 per Share. We have already obtained stockholder approval to sell Shares below NAV, and we will seek re‑approval from our stockholders at our next annual meeting of stockholders, and we will similarly seek such continuing approval if needed. However, to the extent that we no longer have stockholder approval to sell Shares below NAV, or if the Board determines that selling Shares below NAV is no longer advisable, and our NAV is above $10.25 per Share, we will sell at a price necessary to ensure that Shares are not sold at a price per Share, after deduction of selling commissions and Dealer Manager Fees, that is below NAV per Share. If we no longer have stockholder approval to sell Shares below NAV, then in connection with each closing date of Shares offered under this prospectus (usually the 15th of each month and month end dates), the Board of Directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling Shares at a price which, after deducting selling commissions and Dealer Manager Fees, is below our then current NAV per Share. Our Board of Directors will consider the following factors, among others, in making such determination:
•	the NAV of our common stock disclosed in the most recent periodic report filed with the SEC;
•
our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (i) the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue Shares at a price below the then current NAV of our common stock at the time at which the sale is made and we do not have stockholder approval to do so or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of Shares under this prospectus if the NAV of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the NAV of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the NAV of our common stock to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.
DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders in the event that a stockholder elects to participate in the DRIP. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, our stockholders who have elected to participate in our DRIP will generally have their cash dividends automatically reinvested in additional Shares, rather than receiving the cash dividends. However, all material information regarding dividends to the stockholder and the effect of reinvesting such dividends, including the tax consequences thereof, must be provided to our stockholders not less often than annually. No sales commission or fees may be deducted directly or indirectly from amounts reinvested by us. Either we or our broker‑dealer will be responsible for compliance with state laws regarding whether such state’s suitability requirements have been met for stockholders participating in the DRIP.
A registered stockholder that has not elected to participate in the DRIP will receive all dividends in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Transfer Agent, as dividend paying agent. Participants in the DRIP may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephone instructions to the Company prior to the record date of such dividend. Those stockholders whose Shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

The plan administrator will set up an account for Shares acquired through the DRIP for each stockholder who has elected to participate in the DRIP and hold such Shares in non‑certificated form.
We intend to use newly issued Shares to implement the plan. During our offering, the number of Shares to be issued to a stockholder will be determined by dividing the total dollar amount of the dividend payable to such stockholder by a price equal to 90.0% of the price that our Shares are sold in the offering at the closing immediately following the dividend date. However, if our public offering price for the Shares is below our then NAV per Share and we do not then have operative stockholder approval to issue Shares below NAV, the DRIP will be suspended until the Share offering price is no longer below NAV per Share. During any such suspension, dividends would be paid in cash.
After our offering, if we have operative stockholder approval to issue Shares below NAV, the number of Shares to be issued to a stockholder will be determined by dividing the total dollar amount of the dividend payable to such stockholder by a price equal to 90.0% of our then‑current NAV per Share. If at that time we do not have operative stockholder approval to issue Shares below NAV, we or the plan administrator will attempt to acquire Shares in any market and distribute them to plan participants by dividing the total dollar amount of the dividend payable to such stockholder by the price at which the Shares are acquired. If at that time no market exists to acquire Shares and we do not have operative stockholder approval to issue Shares below NAV, the DRIP will be suspended until we have such stockholder approval. During any such suspension, dividends would be paid in cash.
In the event that we purchase Shares in the open market to fund the DRIP, each participant in the DRIP will be charged his or her pro rata share of any brokerage commissions incurred by the Company on any such open market purchases. The plan administrator’s fees under the DRIP will be paid by us. Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
We reserve the right to amend, suspend or terminate the DRIP. The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the DRIP should be directed to the Company.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of the current material U.S. federal income tax considerations relating to our company, our election to be taxed as a REIT and the purchase, ownership or disposition of our securities offered pursuant to this prospectus. Supplemental U.S. federal income tax considerations relevant to the ownership of certain securities offered by this prospectus may be provided in the prospectus supplement that relates to those securities. For purposes of this discussion, references to “we,” “our” and “us” mean only MacKenzie Realty Capital, Inc., and not its subsidiaries, except as otherwise indicated. This summary is for general information only and is not intended as individual tax advice. The information in this summary is based on:

•	the Code;

•	current, temporary and proposed Treasury regulations promulgated under the Code;

•	the legislative history of the Code;

•	current administrative interpretations and practices of the IRS; and

•	court decisions;

in each case, as of the date of this prospectus. In addition, the administrative interpretations and practices of the IRS include its practices and policies as expressed in private letter rulings that are not binding on the IRS except with respect to the particular taxpayers who requested and received those rulings. The sections of the Code and the corresponding Treasury Regulations that relate to qualification and taxation as a REIT are highly technical and complex. The following discussion sets forth certain material aspects of the sections of the Code that govern the federal income tax treatment of a REIT and holders of its securities. This summary is qualified in its entirety by the applicable Code provisions, Treasury Regulations promulgated under the Code, and administrative and judicial interpretations thereof. Future legislation, Treasury Regulations, administrative interpretations and practices and/or court decisions may adversely affect the tax considerations contained in this discussion. Any such change could apply retroactively to transactions preceding the date of the change. We have not requested and do not intend to request a ruling from the IRS that we qualify as a REIT, and the statements in this prospectus are not binding on the IRS or any court. Thus, we can provide no assurance that the tax considerations contained in this discussion will not be challenged by the IRS or will be sustained by a court if challenged by the IRS.  This summary does not discuss any state, local or non-U.S. tax consequences associated with the purchase, ownership, or disposition of our securities or our election to be taxed as a REIT. You are urged to consult your tax advisors regarding the tax consequences to you of:

•	the acquisition, ownership and sale or other disposition of our securities, including the United States federal, state, local, foreign and other tax consequences;

•	our election to be taxed as a REIT for United States federal income tax purposes; and

•	potential changes in the applicable tax laws.

Tax matters are very complicated and the tax consequences to a U.S. person or a Non-U.S. person of an investment in our securities will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Federal Income Taxation of MRC

We have elected to be taxed as a REIT under Sections 856 through 860 of the Code and applicable Treasury Regulations, which set forth the requirements for qualifying as a REIT, commencing with our taxable year beginning January 1, 2014.  We believe that we have been organized and operated in a manner so as to qualify for taxation as a REIT under the Code and we intend to continue to operate in such a manner.  No assurance, however, can be given that we in fact have qualified or will remain qualified as a REIT. See “—Failure to Qualify”.

Husch Blackwell LLP has rendered an opinion to us to the effect that, (i) commencing with our taxable year ended December 31, 2014 and through our taxable year ended December 31, 2018, we have been organized and have operated in conformity with the requirements for qualification and taxation as a REIT under the Code, (ii) our current and proposed method of operation will enable us to continue to meet the requirements for qualification and taxation as a REIT under the Code and (iii) the disclosure statements under this heading “Material U.S. Federal Income Tax Considerations” constitute their opinion with respect to tax matters.  It must be emphasized that this opinion was based on various assumptions and representations as to factual matters, including representations made by us in a factual certificate provided by one or more of our officers. In addition, this opinion was based upon our factual representations set forth in this prospectus. Moreover, our qualification and taxation as a REIT depend upon our ability to meet the various qualification tests imposed under the Code, which are discussed below, including through actual annual operating results, asset composition, distribution levels and diversity of stock ownership, the results of which have not been and will not be reviewed by Husch Blackwell LLP.  Accordingly, no assurance can be given that our actual results of operations for any particular taxable year will satisfy those requirements.  Further, the anticipated federal income tax treatment described in this discussion may be changed, perhaps retroactively, by legislative, administrative or judicial action at any time.  Husch Blackwell LLP has no obligation to update its opinion subsequent to the date of such opinion.  The Husch Blackwell LLP opinion, and the information in this section, is based on the Code, current, temporary and proposed Treasury Regulations, the Code legislative history, current IRS administrative interpretations and practices, and court decisions.  The reference to IRS interpretations and practices includes IRS practices and policies as endorsed in private letter rulings, which are not binding on the IRS except with respect to the taxpayer that receives the ruling. In each case, these sources are relied upon as they exist on the date of this prospectus.  No assurance can be given that future legislation, regulations, administrative interpretations and court decisions will not significantly change current law, or adversely affect existing interpretations of existing law, on which the opinion and the information in this section are based.  Any change of this kind could apply retroactively to transactions preceding the date of the change.  Moreover, opinions of counsel merely represent counsel’s best judgment with respect to the probable outcome on the merits and are not binding on the IRS or the courts.  Accordingly, even if there is no change in applicable law, no assurance can be provided that such opinion, or the statements made in the following discussion, will not be challenged by the IRS or will be sustained by a court if so challenged.

The remainder of this section discusses U.S. federal income tax consequences to us and to our stockholders as a result of our election to be taxed as a REIT.  For as long as we qualify for taxation as a REIT, we generally will not be subject to Federal corporate income taxes on net income that we currently distribute to stockholders. This treatment substantially eliminates the “double taxation” (at the corporate and security holder levels) that generally results from investment in a “C” corporation.  A “C” corporation is a corporation that generally is required to pay tax at the corporate level.  Double taxation means taxation once at the corporate level when income is earned and once again at the stockholder level when the income is distributed.  Notwithstanding a REIT election, however, we will be subject to Federal income tax in the following circumstances:

•
First, we will be taxed at regular corporate rates on any undistributed REIT taxable income, including undistributed net capital gains, provided, however, that properly designated undistributed capital gains will effectively avoid taxation at the stockholder level.

•	Second, under certain circumstances, we may be subject to the “alternative minimum tax” on any items of tax preference and alternative minimum tax adjustments.

•
Third, if we have (i) net income from the sale or other disposition of “foreclosure property” (which is, in general, property acquired by foreclosure or otherwise on default of a loan secured by the property) that is held primarily for sale to customers in the ordinary course of business or (ii) other nonqualifying income from foreclosure property, we will be subject to tax at the highest corporate rate on such income.

•
Fourth, if we have net income from prohibited transactions (which are, in general, certain sales or other dispositions of property (other than foreclosure property) held primarily for sale to customers in the ordinary course of business), such income will be subject to a 100% tax on prohibited transactions.

•
Fifth, if we should fail to satisfy the 75.0% gross income test or the 95.0% gross income test (as discussed below), and have nonetheless maintained our qualification as a REIT because certain other requirements have been met, we will be subject to a tax in an amount equal to the greater of either (i) the amount by which 75.0% of our gross income exceeds the amount qualifying under the 75.0% test for the taxable year or (ii) the amount by which 95.0% of our gross income exceeds the amount of our income qualifying under the 95.0% test for the taxable year, multiplied in either case by a fraction intended to reflect our profitability.

•
Sixth, if we should fail to satisfy any of the asset tests (as discussed below) for a particular quarter and do not qualify for certain de minimis exceptions but have nonetheless maintained our qualification as a REIT because certain other requirements are met, we will be subject to a tax equal to the greater of (i) $50,000 or (ii) the amount determined by multiplying the highest corporate tax rate by the net income generated by the nonqualifying assets that caused us to fail such test.

•
Seventh, if we fail to satisfy REIT requirements (other than the income or asset tests) and the violation is due to reasonable cause and not due to willful neglect, we will maintain our REIT status but we must pay a penalty of $50,000 for each such failure.

•
Eighth, if we should fail to distribute during each calendar year at least the sum of (i) 85.0% of our REIT ordinary income for such year; (ii) 95.0% of our REIT capital gain net income for such year (for this purpose such term includes capital gains which we elect to retain but which we report as distributed to our stockholders; see “Annual Distribution Requirements” below); and (iii) any undistributed taxable income from prior years, we would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

•
Ninth, we would be subject to a 100.0% penalty tax with respect to amounts received (or on certain expenses deducted by a taxable REIT subsidiary) if arrangements among us, our tenants and a taxable REIT subsidiary were not comparable to similar arrangements among unrelated parties.

•
Tenth, if we sell property subject to the built-in gains tax, we will be subject to a corporate level tax on such built-in gains if such assets are sold during the five-year period following the acquisition of such property.  Built-in gain assets are assets whose fair market value exceeds the REIT’s adjusted tax basis at the time the asset was acquired from a C corporation and our initial tax basis in the asset is less than the fair market value of that asset. The results described in this paragraph with respect to the recognition of gain assume that the C corporation will refrain from making an election to receive different treatment under applicable Treasury Regulations on its tax return for the year in which we acquire the asset from the C corporation. Treasury Regulations exclude from the application of this built-in gains tax any gain from the sale of property we acquire in an exchange under Section 1031 (a like-kind exchange) or 1033 (an involuntary conversion) of the Code.

•	Eleventh, our subsidiaries that are C corporations, including our “taxable REIT subsidiaries,” generally will be required to pay federal corporate income tax on their earnings.

•
Twelfth, we may elect to retain and pay income tax on our net capital gain. In that case, a stockholder would include its proportionate share of our undistributed net capital gain (to the extent we make a timely designation of such gain to the stockholder) in its income, would be deemed to have paid the tax that we paid on such gain, and would be allowed a credit for its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the basis of the stockholder in our capital stock.

Requirements for Qualification as a REIT

The Code defines a REIT as a corporation, trust or association:

(i.)	that is managed by one or more trustees or directors;

(ii.)	that issues transferable shares or transferable certificates of beneficial interest to evidence its beneficial ownership;

(iii.)	that would be taxable as a domestic corporation but for Code Sections 856 through 860;

(iv.)	that is not a financial institution or an insurance company within the meaning of the Code;

(v.)	that is beneficially owned by 100 or more persons;

(vi.)
not more than 50.0% in value of the outstanding capital stock of which is owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of each taxable year after applying certain attribution rules;

(vii.)	that makes an election to be treated as a REIT for the current taxable year or has made an election for a previous taxable year which has not been terminated or revoked; and

(viii.)	which meets certain other tests, described below, regarding the nature of its income and assets.

The Code provides that conditions (i) through (iv), inclusive, must be met during the entire taxable year and that condition (v) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Condition (vi) must be met during the last half of each taxable year.  For purposes of determining stock ownership under condition (vi), a supplemental unemployment compensation benefits plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes generally is considered an individual.  However, a trust that is a qualified trust under Code Section 401(a) generally is not considered an individual, and beneficiaries of a qualified trust are treated as holding shares of a REIT in proportion to their actuarial interests in the trust for purposes of condition (vi).  MRC should satisfy conditions (v) and (vi) based upon existing ownership. If we fail to satisfy these stock ownership requirements, we will fail to qualify as a REIT.  We believe that we have been organized, have operated and have issued sufficient shares of stock with sufficient diversity of ownership to allow us to satisfy conditions (i) through (viii), inclusive, during the relevant time periods. In addition, our Charter provides for restrictions regarding ownership and transfer of our shares which are intended to assist us in continuing to satisfy the share ownership requirements described in conditions (v) and (vi) above.  These restrictions, however, do not ensure that we have previously satisfied, and may not ensure that we will, in all cases, be able to continue to satisfy, the share ownership requirements described in conditions (v) and (vi) above. If we fail to satisfy these share ownership requirements, except as provided in the next sentence, our status as a REIT will terminate.  If, however, we comply with the rules contained in applicable Treasury Regulations that require us to ascertain the actual ownership of our shares and we do not know, or would not have known through the exercise of reasonable diligence, that we failed to meet the requirement described in condition (vi) above, we will be treated as having met this requirement.  See “—Failure to Qualify”.  In addition, we may not maintain our status as a REIT unless our taxable year is the calendar year and we comply with the recordkeeping requirements of the Code and the Treasury Regulations promulgated thereunder.  We have and will continue to have a calendar taxable year.

Ownership of Interests in Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries

In the case of a REIT that is a partner in a partnership or a member in a limited liability company treated as a partnership for federal income tax purposes, Treasury Regulations provide that the REIT will be deemed to own its proportionate share of the assets of the partnership or limited liability company, as the case may be, based on its interest in partnership capital, subject to special rules relating to the 10% asset test described below. Also, the REIT will be deemed to be entitled to its proportionate share of the income of that entity. The assets and gross income of the partnership or limited liability company retain the same character in the hands of the REIT, including satisfying the gross income tests and the asset tests. Thus, our pro rata share of the assets and items of income of any partnership or limited liability company treated as a partnership or disregarded entity for federal income tax purposes, including such partnership’s or limited liability company’s share of these items of any partnership or limited liability company treated as a partnership or disregarded entity for federal income tax purposes in which it owns an interest, would be treated as our assets and items of income for purposes of applying the requirements described in this discussion, including the gross income and asset tests described below. A brief summary of the rules governing the federal income taxation of partnerships and limited liability companies is set forth below in “—Tax Aspects of Our Operating Through Partnerships and Limited Liability Companies.”

We have sufficient control of our subsidiary partnerships and limited liability companies and intend to operate them in a manner consistent with the requirements for our qualification as a REIT. If we become a limited partner or non-managing member in any partnership or limited liability company and such entity takes or expects to take actions that could jeopardize our status as a REIT or require us to pay tax, we may be forced to dispose of our interest in such entity.  In addition, it is possible that a partnership or limited liability company could take an action which could cause us to fail a gross income or asset test, and that we would not become aware of such action in time to dispose of our interest in the partnership or limited liability company or take other corrective action on a timely basis. In that case, we could fail to qualify as a REIT unless we were entitled to relief, as described below.

We may from time to time own and operate certain properties through subsidiaries that we intend to be treated as “qualified REIT subsidiaries” under the Code.  If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” the separate existence of that subsidiary generally will be disregarded for federal income tax purposes.  Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary, all of the capital stock of which is owned by the REIT.  All assets, liabilities and items of income, deduction and credit of the qualified REIT subsidiary will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself for all purposes under the Code, including all REIT qualification tests.  A qualified REIT subsidiary of ours will not be subject to federal corporate income taxation, although it may be subject to state and local taxation in some states.

The Bipartisan Budget Act of 2015 changed the rules applicable to U.S. federal income tax audits of partnerships (including partnerships in which we are a partner) and the collection of any tax resulting from such audits or other tax proceedings. Under the new rules, which are generally effective for taxable years beginning after December 31, 2017, among other changes and subject to certain exceptions, any audit adjustment to items of income, gain, loss, deduction, or credit of a partnership (and any partner’s distributive share thereof) is determined, and taxes, interest, or penalties attributable thereto are assessed and collected, at the partnership level. Although it is uncertain how these new rules will be implemented, it is possible that they could result in partnerships in which we directly or indirectly invest being required to pay additional taxes, interest, and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of these partnerships, could be required to bear the economic burden of those taxes, interest, and penalties even though we, as a REIT, may not otherwise have been required to pay additional corporate-level taxes as a result of the related audit adjustment. The changes created by the Bipartisan Budget Act of 2015 depend in many respects on the promulgation of future regulations or other guidance by the U.S. Department of the Treasury, the particular provisions of each partnership or limited liability company agreement and elections made by the partnership representative on behalf of the partnership.

Ownerships of Interests in Taxable REIT Subsidiaries

A “taxable REIT subsidiary” is an entity taxable as a corporation in which we own stock and that elects with us to be treated as a taxable REIT subsidiary under Section 856(l) of the Code. In addition, if one of our taxable REIT subsidiaries owns, directly or indirectly, securities representing more than 35.0% of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary of ours. A taxable REIT subsidiary is subject to federal income tax, and state and local income tax where applicable, as a regular “C” corporation.

Generally, a taxable REIT subsidiary can perform impermissible tenant services without causing us to receive impermissible tenant services income under the REIT income tests. Subject to the tests described below, a taxable REIT subsidiary may own assets that are not considered real estate assets. Therefore, we may utilize taxable REIT subsidiaries to hold certain non-REIT qualifying investments. However, several provisions regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of federal income taxation. For example, a taxable REIT subsidiary is limited in its ability to deduct interest payments made to us. In addition, we will be obligated to pay a 100.0% penalty tax with respect to some payments that we receive or on certain expenses deducted by the taxable REIT subsidiary if the economic arrangements among us, our tenants and the taxable REIT subsidiary are not comparable to similar arrangements among unrelated parties.

Income Tests

In order for us to maintain qualification as a REIT, certain separate percentage tests relating to the source of our gross income must be satisfied annually. First, at least 75.0% of our gross income (excluding gross income from prohibited transactions) for each taxable year generally must be derived directly or indirectly from investments relating to real property or mortgages on real property (including “rents from real property,” gain, and, in certain circumstances, interest) or from certain types of temporary investments.  Second, at least 95.0% of our gross income (excluding gross income from prohibited transactions, certain hedging transactions, and certain foreign currency gains) for each taxable year must be derived from such real property investments described above, dividends, interest and gain from the sale or disposition of stock or securities or from any combination of the foregoing.

Rents received by us will qualify as “rents from real property” in satisfying the above gross income tests only if several conditions are met.  First, the amount of rent generally must not be based in whole or in part on the income or profits of any person.  However, amounts received or accrued generally will not be excluded from “rents from real property” solely by reason of being based on a fixed percentage or percentages of receipts or sales.

Second, rents received from a tenant will not qualify as “rents from real property” if we, or a direct or indirect owner of 10.0% or more of our stock, actually or constructively owns 10.0% or more of such tenant (a “Related Party Tenant”).  We may, however, lease our properties to a taxable REIT subsidiary and rents received from that subsidiary generally will not be disqualified from being “rents from real property” by reason of our ownership interest in the subsidiary if at least 90.0% of the property in question is leased to unrelated tenants and the rent paid by the taxable REIT subsidiary is substantially comparable to the rent paid by the unrelated tenants for comparable space, as determined pursuant to the rules in Code section 856(d)(8).

 Third, if rent attributable to personal property that is leased in connection with a lease of real property is greater than 15.0% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as “rents from real property.”  This 15.0% test is based on relative fair market value of the real and personal property.  If the rent attributable to personal property does not exceed 15.0% of the total rent received under the lease, then the portion of the rent attributable to such personal property will qualify as “rents from real property” and the personal property will be treated as a real estate asset for purposes of the 75.0% assets test (as discussed below).  In addition, in the case of any obligation secured by a mortgage on both real and personal property, if the fair market value of such personal property does not exceed 15.0% of the total fair market value of all such property, interest on such obligation is qualifying interest for purposes of the 75.0% gross income test and the obligation will be treated as a real estate asset for purposes of the 75.0% assets test.

Generally for rents to qualify as “rents from real property” for the purposes of the gross income tests, we are only allowed to provide services that are both “usually or customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant.” Income received from any other service will be treated as “impermissible tenant service income” unless the service is provided through an independent contractor that bears the expenses of providing the services and from whom we derive no revenue or through a taxable REIT subsidiary, subject to specified limitations.  The amount of impermissible tenant service income we receive is deemed to be the greater of the amount actually received by us or 150.0% of our direct cost of providing the service. If the impermissible tenant service income exceeds 1.0% of our total income from a property, then all of the income from that property will fail to qualify as rents from real property. If the total amount of impermissible tenant service income from a property does not exceed 1.0% of our total income from that property, the income will not cause the rent paid by tenants of that property to fail to qualify as rents from real property, but the impermissible tenant service income itself will not qualify as rents from real property.

To the extent our taxable REIT subsidiaries pay dividends, we generally will derive our allocable share of such dividend. Such dividend income will qualify under the 95.0%, but not the 75.0%, gross income test. We will monitor the amount of the dividend and other income from our taxable REIT subsidiaries and will take actions intended to keep this income, and any other nonqualifying income, within the limitations of the gross income tests. Although we expect these actions will be sufficient to prevent a violation of the gross income tests, we cannot guarantee that such actions will in all cases prevent such a violation.

If we fail to satisfy one or both of the 75.0% or 95.0% gross income tests for any taxable year, we may nevertheless qualify as a REIT for such year if we are entitled to relief under certain provisions of the Code. The relief provisions generally will be available if our failure to meet such tests was due to reasonable cause and not due to willful neglect, and, following the REIT’s identification of the failure to meet either of the gross income tests, a description of each item of the REIT’s gross income shall be included in a schedule for the relevant taxable year that is filed in accordance with the applicable regulations. It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions. As discussed above, even if these relief provisions were to apply, a tax would be imposed with respect to the excess net income.

Hedging Transactions

From time to time, we or our subsidiaries may enter into hedging transactions with respect to one or more of our or our subsidiaries’ assets or liabilities. Our or our subsidiaries’ hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase such items, and futures and forward contracts. Income and gain from “hedging transactions” will be excluded from gross income for purposes of both the 75.0% and 95.0% gross income tests. A “hedging transaction” means (1) any transaction entered into in the normal course of our or our subsidiaries’ trade or business primarily to manage the risk of interest rate, price changes, or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, (2) any transaction entered into primarily to manage the risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75.0% or 95.0% gross income test (or any property which generates such income or gain) or (3) any hedging transaction entered into in connection with the extinguishment of specified indebtedness or disposal of property with respect to a position entered into under (1) or (2) above, if the position would be ordinary property. We are required to clearly identify any such hedging transaction before the close of the day on which it was acquired, originated, or entered into and to satisfy other identification requirements. We intend to structure any hedging transactions in a manner that does not jeopardize our qualification as a REIT; however, no assurance can be given that our hedging activities will give rise to income that qualifies for purposes of either or both of the gross income tests.

Prohibited Transaction Income

Any gain that we realize on the sale of property held as inventory or otherwise held primarily for sale to customers in the ordinary course of business, including our share of any such gain realized either directly or through any subsidiary partnerships and limited liability companies, will be treated as income from a prohibited transaction that is subject to a 100.0% penalty tax, unless certain safe harbor exceptions apply.  This prohibited transaction income may also adversely affect our ability to satisfy the gross income tests for qualification as a REIT.  Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business is a question of fact that depends on all the facts and circumstances surrounding the particular transaction.  We do not intend, and do not intend to permit any of our subsidiary partnerships or limited liability companies, to enter into any sales that are prohibited transactions.  However, the IRS may successfully contend that some or all of the sales made by our subsidiary partnerships or limited liability companies are prohibited transactions. We would be required to pay the 100.0% penalty tax on our allocable share of the gains resulting from any such sales.

Penalty Tax

Any redetermined rents, redetermined deductions or excess interest we generate will be subject to a 100.0% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of our tenants by a taxable REIT subsidiary of ours, and redetermined deductions and excess interest represent any amounts that are deducted by a taxable REIT subsidiary of ours for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Rents we receive will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code.

Currently, our taxable REIT subsidiaries do not provide any services to our tenants or conduct other material activities. However, a taxable REIT subsidiary of ours may in the future provide services to certain of our tenants and pay rent to us. We intend to set any fees paid to our taxable REIT subsidiaries for such services, and any rent payable to us by our taxable REIT subsidiaries, at arm’s length rates, although the amounts paid may not satisfy the safe-harbor provisions described above. These determinations are inherently factual, and the IRS has broad discretion to assert that amounts paid between related parties should be reallocated to clearly reflect their respective incomes. If the IRS successfully made such an assertion, we would be required to pay a 100.0% penalty tax on the excess of an arm’s length fee for tenant services over the amount actually paid, or on the excess rents paid to us.

Asset Tests

At the close of each quarter of our taxable year, we must satisfy six tests relating to the nature of our assets.

1.
At least 75.0% of the value of our total assets must be represented by “real estate assets,” cash, cash items and government securities. Our real estate assets include, for this purpose, our allocable share of real estate assets held by the partnerships in which we own an interest, and the non‑corporate subsidiaries of these partnerships, as well as stock or debt instruments held for less than one year purchased with the proceeds of an offering of shares or long term debt. Real estate assets are defined to include debt instruments issued by publicly offered REITs that are not secured by a real estate asset (a “nonqualified publicly offered REIT debt instrument”). Although treated as a real estate asset, the gain on the sale of a nonqualified publicly offered REIT debt instrument does not qualify for purposes of the 75.0% gross income test and not more than 25% of the value of our total assets may be represented by nonqualified publicly offered REIT debt instruments.

2.	Not more than 25.0% of the value of our total assets may be represented by securities, other than those in the 75.0% asset class.

3.
Except for certain investments in REITs, qualified REIT subsidiaries, and taxable REIT subsidiaries, the value of any one issuer’s securities owned by us may not exceed 5.0% of the value of our total assets.

4.	Except for certain investments in REITs, qualified REIT subsidiaries and taxable REIT subsidiaries, we may not own more than 10.0% of the total voting power of any one issuer’s outstanding securities.

5.
Except for certain investments in REITs, qualified REIT subsidiaries and taxable REIT subsidiaries, we may not own more than 10.0% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the debt safe harbors discussed below.  As described further below, solely for purposes the 10.0% value test, the determination of our interest in the assets of an entity treated as a partnership for federal income tax purposes in which we own an interest will be based on our proportionate interest in any securities issued by the partnership, excluding for this purpose certain securities described in the Code.

6.	Not more than 20.0% of our total assets may be represented by the securities of one or more taxable REIT subsidiaries. For tax years prior to 2018, this percentage was 25.0%.

  For purposes of these asset tests, any shares of qualified REIT subsidiaries are not taken into account, and any assets owned by the qualified REIT subsidiary are treated as owned directly by the REIT.

Securities, for purposes of the assets tests, may include debt we hold.  However, the following types of arrangements generally will not be considered securities held by us for purposes of the 10.0% value test: (1) Straight debt securities of an issuer which meet the requirements of Code section 856(m)(2), discussed below; (2) Any loan to an individual or an estate; (3) Any Code section 467 rental agreement, other than with certain related persons; (4) Any obligation to pay rents from real property as defined in Code section 856(d)(1); (5) Any security issued by a state or any political subdivision thereof, the District of Columbia, a foreign government or any political subdivision thereof, or the Commonwealth of Puerto Rico, but only if the determination of any payment received or accrued under such security does not depend in whole or in part on the profits of any entity not described in the category or payments on any obligation issued by such an entity; (6) Any security issued by a REIT; or (7) Any other arrangement as determined by the Internal Revenue Service.  Under Code section 856(m)(2), debt generally will constitute “straight debt” if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money (1) which is not convertible, directly or indirectly, into stock and (2) the interest rate (and the interest payment dates) of which is not contingent on the profits, the borrower’s discretion or similar factors. However, a security may satisfy the definition of “straight debt” even though the time of payment of interest or principal thereunder is subject to a contingency, if: (i) such contingency does not have the effect of changing the effective yield to maturity more than the greater of 0.25% or 5.0% of the annual yield to maturity, or (ii) neither the aggregate issue price nor the aggregate face amount of the issuer’s debt instruments held by the REIT exceeds $1 million and not more than 12 months of unaccrued interest can be required to be prepaid thereunder. Second, a security can satisfy the definition of “straight debt” even though the time or amount of any payment thereunder is subject to a contingency upon a default or the exercise of a prepayment right by the issuer of the debt, provided that such contingency is consistent with customary commercial practice.

Certain “look-through” rules apply in determining a REIT partner’s share of partnership securities for purposes of the 10.0% value test.  Under such rules, a REIT’s interest as a partner in a partnership is not considered a security, and the REIT is deemed to own its proportionate share of each of the assets of the partnership. The REIT’s interest in the partnership assets is the REIT’s proportionate interest in any securities issued by the partnership, other than securities qualifying for the above safe harbors.  Therefore, a REIT that is a partner in a partnership must look through both its equity interest and interest in non-safe harbor debt securities issued by the partnership.  Any non-safe harbor debt instrument issued by a partnership will not be considered a security to the extent of the REIT’s interest as a partner in the partnership.  Also, any non-safe harbor debt instrument issued by a partnership will not be considered a security if at least 75% of the partnership’s gross income (excluding gross income from prohibited transactions) is derived from the sources described in Code section 856(c)(3), which sets forth the general REIT income test.

Certain corporate or partnership securities that otherwise would qualify under the straight debt safe harbor will not so qualify if the REIT holding such securities, and any of its controlled taxable REIT subsidiaries, holds other securities of the issuer which are not securities qualifying for any safe harbors if such non-qualifying securities have an aggregate value greater than one percent of the issuer’s outstanding securities.

The asset tests must be satisfied at the close of each calendar quarter of our taxable year in which we (directly or through any partnership or limited liability company) acquire securities in the applicable issuer, and also at the close of each calendar quarter in which we increase our ownership of securities of such issuer (including as a result of an increase in our interest in any partnership or limited liability company).   Also, after initially meeting the asset tests at the close of any quarter, we will not lose our status as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If we fail to satisfy an asset test because we acquire securities or other property during a quarter (including as a result of an increase in our interest in any partnership or limited liability company), we may cure this failure by disposing of sufficient nonqualifying assets within 30 days after the close of that quarter. We believe that we have maintained, and we intend to maintain, adequate records of the value of our assets to ensure compliance with the asset tests. If we fail to cure any noncompliance with the asset tests within the 30-day cure period, we would cease to qualify as a REIT unless we are eligible for certain relief provisions discussed below.

Certain relief provisions may be available to us if we discover a failure to satisfy the asset tests described above after the 30-day cure period.  Under these provisions, we will be deemed to have met the 5.0% and 10.0% asset tests, and will not lose our REIT status, if the value of our nonqualifying assets (i) does not exceed the lesser of (a) 1.0% of the total value of our assets at the end of the applicable quarter or (b) $10,000,000, and (ii) we dispose of the nonqualifying assets or otherwise satisfy such tests within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the period of time prescribed by Treasury Regulations to be issued. In addition, if a REIT fails to meet any of the asset test requirements for a particular quarter after the 30-day cure period, and the failure exceeds the above-described de minimis standard, then the REIT still will be considered to have satisfied these tests if the REIT satisfies several requirements. First, the REIT’s failure to satisfy the particular asset test must be due to reasonable cause and not due to willful neglect. Second, the REIT must file a schedule of the assets resulting in such failure with the IRS in accordance with the regulations and must dispose of the assets within six months after the last day of the quarter in which the REIT identified the failure (or such other time period prescribed by the IRS) or otherwise meet the requirements of those rules by the end of such time period. Finally, the REIT must pay a tax equal to the greater of $50,000 or the amount determined by multiplying the highest corporate tax rate by the net income generated by the assets described in the schedule for the period beginning on the first date that the failure occurs and ending on the date when the REIT disposes of such assets or the end of the first quarter when the REIT no longer fails to satisfy the particular asset test.

Although we believe we have satisfied the asset tests described above and plan to take steps to ensure that we satisfy such tests for any quarter with respect to which retesting is to occur, there can be no assurance that we will always be successful, or will not require a reduction in our overall interest in an issuer (including in a taxable REIT subsidiary). If we fail to cure any noncompliance with the asset tests in a timely manner, and the relief provisions described above are not available, we would cease to qualify as a REIT.

Annual Distribution Requirements

To maintain our qualification as a REIT, we are required to distribute dividends, other than capital gain dividends, to our stockholders in an amount at least equal to the sum of:

•	90.0% of our REIT taxable income; and

•	90.0% of the net income (after tax), if any, from foreclosure property, minus

•	the sum of certain items of noncash income.

For these purposes, our “REIT taxable income” is computed without regard to the dividends paid deduction and our net capital gain.  In addition, our REIT taxable income will be reduced by any taxes we are required to pay on any gain we recognize from the disposition of any asset we acquired from a corporation which was or had been a C corporation in a transaction in which our tax basis in the asset was less than the fair market value of the asset, in each case determined at the time we acquired the asset, within the five-year period following our acquisition of such asset.  See “—Tax Liabilities and Attributes Inherited from Other Entities.”  For purposes of this test, non-cash income means income attributable to leveled stepped rents, original issue discount on purchase money debt, cancellation of indebtedness, or a like-kind exchange that is later determined to be taxable.

We generally must pay, or be treated as paying, the distribution in the taxable year to which they relate.  At our election, a distribution will be treated as paid in a taxable year if the dividends are declared before we timely file our tax return for the year and paid within 12 months of the end of the tax year but before the first regular dividend payment made after such declaration.  These distributions are treated as received by our stockholders in the year in which received.  This is so even though these distributions relate to the prior year for purposes of the 90.0% distribution requirement. With respect to distributions in tax years beginning after December 31, 2015, the aggregate amount of dividends designated by the REIT as a capital gain dividend or qualified dividend income cannot exceed the dividends paid or deemed paid by the REIT under Section 858 with respect to such year.

If we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, we will be treated as having paid the dividend on December 31 of the year in which the dividend was declared.  These distributions will be treated as received by our stockholders on December 31 of the declaration year.

To the extent that we do not distribute all of our net capital gain or distribute at least 90.0%, but less than 100.0%, of our “REIT taxable income,” as adjusted, we will be subject to tax on the nondistributed amount at regular capital gains and ordinary corporate tax rates.  Furthermore, if we should fail to distribute during each calendar year at least the sum of (i) 85.0% of our REIT ordinary income for such year; (ii) 95.0% of our REIT capital gain income for such year; and (iii) any undistributed taxable income from prior periods, we will be subject to a 4.0% excise tax on the excess of such required distribution over the amounts actually distributed.

We may elect to retain and pay tax on net long-term capital gains and require our stockholders to include their proportionate share of such undistributed net capital gains in their income.  If we make such election, stockholders would receive a tax credit attributable to their share of the capital gains tax paid by us, and would receive an increase in the basis of their shares in us in an amount equal to the security holder’s share of the undistributed net long-term capital gain reduced by the amount of the credit.  Further, any undistributed net long-term capital gains that are included in the income of our stockholders pursuant to this rule will be treated as distributed for purposes of the 4.0% excise tax.

We intend to continue to make timely distributions sufficient to satisfy the annual distribution requirements. It is possible, however, that we, from time to time, may not have sufficient cash or liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses and the inclusion of such income and deduction of such expenses in arriving at our taxable income, or if the amount of nondeductible expenses such as principal amortization or capital expenditures exceeds the amount of noncash deductions. In the event that such timing differences occur, in order to meet the distribution requirements, we may arrange for short-term, or possibly long-term, borrowing to permit the payment of required dividends.  If the amount of nondeductible expenses exceeds noncash deductions, we may refinance our indebtedness to reduce principal payments and may borrow funds for capital expenditures.

Under certain circumstances, we may be able to rectify a failure to meet the distribution requirement for a year by paying “deficiency dividends” to stockholders in a later year that may be included in our deduction for dividends paid for the earlier year.  Thus, we may avoid being taxed on amounts distributed as deficiency dividends; however, we will be required to pay interest to the Internal Revenue Service based upon the amount of any deduction taken for deficiency dividends.  While the payment of a deficiency dividend will apply to a prior year for purposes of our REIT distribution requirements, it will be treated as an additional distribution to our stockholders in the year such dividend is paid.

Failure to Qualify

If we fail to qualify for taxation as a REIT in any taxable year and no relief provisions apply, we will be subject to tax (including any applicable alternative minimum tax for years beginning prior to January 1, 2018) on our taxable income at regular corporate rates. Distributions to stockholders in any year in which we fail to qualify will not be deductible by us, nor will such distributions be required to be made. In such event, the distributions would be subject to tax to the stockholders as described under “Federal Income Tax Considerations for Holders of Our Capital Stock.”  Unless entitled to relief under specific statutory provisions, we will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.  It is not possible to state whether in all circumstances we would be entitled to such statutory relief.

Further, if we fail to satisfy one or more REIT qualification requirements, other than the income or asset tests (for which limited relief provisions are described above under “—Income Tests” and “—Asset Tests”), we could avoid losing our qualification as a REIT provided such violations are due to reasonable cause and not due to willful neglect, and provided further that we pay a penalty of $50,000 for each such failure.

Tax Aspects of Our Operating Through Partnerships and the Limited Liability Companies

General. Some of our investments are held indirectly through partnerships and limited liability companies that we believe are and will continue to be treated as partnerships or disregarded entities for federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for federal income tax purposes are “pass-through” entities which are not required to pay federal income tax.  Rather, partners or members of such entities are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership or limited liability company and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership or limited liability company.  We will include in our income our share of these partnership and limited liability company items for purposes of the various gross income tests, the computation of our REIT taxable income, and the REIT distribution requirements.  Moreover, for purposes of the asset tests, we will include our pro rata share of assets held by these partnerships and limited liability companies, based on our interests in each such entity.

Entity Classification. Our interests in the partnerships and limited liability companies involve special tax considerations, including the possibility that the IRS might challenge the status of these entities as disregarded entities or partnerships.  For example, an entity that would otherwise be treated as a partnership for federal income tax purposes may nonetheless be taxable as a corporation if it is a “publicly traded partnership” and certain other requirements are met.  A partnership or limited liability company would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury Regulations.  Interests in a partnership are not treated as readily tradable on a secondary market, or the substantial equivalent thereof, if all interests in the partnership were issued in one or more transactions that were not required to be registered under the Securities Act, and the partnership does not have more than 100 partners at any time during the taxable year of the partnership, taking into account certain ownership attribution and anti-avoidance rules (the “100 Partner Safe Harbor”).  If any of our partnerships and limited liability companies do not qualify for the 100 Partner Safe Harbor, the interests in such partnerships and limited liability companies would nonetheless be viewed as not readily tradable on a secondary market or the substantial equivalent thereof if the sum of the percentage interests in capital or profits transferred during any taxable year does not exceed 2.0% of the total interests in any such partnership’s or limited liability company’s capital or profits, subject to certain exceptions.  We believe our partnerships and limited liability companies will be classified as partnerships or disregarded entities for federal income tax purposes, and we do not anticipate that any of them will be treated as a publicly traded partnership that is taxable as a corporation.  If any of our partnerships or limited liability companies were to be treated as a publicly traded partnership, it would be taxable as a corporation unless it qualified for the statutory “90.0% qualifying income exception.”  Under that exception, a publicly traded partnership is not subject to corporate-level tax if 90.0% or more of its gross income consists of dividends, interest, “rents from real property” (as that term is defined for purposes of the rules applicable to REITs, with certain modifications), gain from the sale or other disposition of real property, and certain other types of qualifying income.  However, if any such entity did not qualify for this exception or was otherwise taxable as a corporation, it would be required to pay an entity-level tax on its income.  In this situation, the character of our assets and items of gross income would change and could prevent us from satisfying the REIT asset tests and possibly the REIT income tests.  This, in turn, could prevent us from qualifying as a REIT.  See “—Failure to Qualify” for a discussion of the effect of our failure to meet these tests.  In addition, a change in the tax status of any of our partnerships or limited liability companies might be treated as a taxable event.  If so, we might incur a tax liability without any related cash payment.

Allocations of Income, Gain, Loss and Deduction. A partnership agreement will generally determine the allocation of income and loss among partners.  These allocations, however, will be disregarded for tax purposes if they do not comply with the provisions of Section 704(b) of the Code and the Treasury Regulations thereunder.  Generally, Section 704(b) of the Code and the Treasury Regulations thereunder require that partnership allocations respect the economic arrangement of the partners.  If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury Regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners’ interests in the partnership.  This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item.

Tax Allocations With Respect to the Properties. Under Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership, must be allocated in a manner so that the contributing partner is charged with the unrealized gain or benefits from the unrealized loss associated with the property at the time of the contribution. The amount of the unrealized gain or unrealized loss generally is equal to the difference between the fair market value or book value and the adjusted tax basis of the contributed property at the time of contribution (this difference is referred to as a book-tax difference), as adjusted from time to time.  These allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.  Treasury Regulations issued under Section 704(c) of the Code provide partnerships with a choice of several methods of accounting for book-tax differences.  Depending on the method we choose in connection with any particular contribution of a property by us to a partnership or limited liability company, the carryover basis of each of the contributed interests in the properties in the hands of such partnership or limited liability company (1) could cause us to be allocated lower amounts of depreciation deductions for tax purposes than would be allocated to us if any of the contributed properties were to have a tax basis equal to its respective fair market value at the time of the contribution and (2) could cause us to be allocated taxable gain in the event of a sale of such contributed interests or properties in excess of the economic or book income allocated to us as a result of such sale, with a corresponding benefit to the other partners in our partnerships.  An allocation described in clause (2) above might cause us or the other partners to recognize taxable income in excess of cash proceeds in the event of a sale or other disposition of property, which might adversely affect our ability to comply with the REIT distribution requirements. See “—Requirements for Qualification as a REIT” and “—Annual Distribution Requirements.”

Any property acquired by a partnership or limited liability company in which we hold an interest in a taxable transaction will initially have a tax basis equal to its fair market value, and Section 704(c) of the Code generally will not apply.

Tax Liabilities and Attributes Inherited from Other Entities.

From time to time, we may acquire “C” corporations in transactions in which the basis of the corporations’ assets in our hands is determined by reference to the basis of the assets in the hands of the acquired corporations, or carry-over basis transactions.  In the case of assets we acquire from a “C” corporation in a carry-over basis transaction, if we dispose of any such asset in a taxable transaction (including by deed in lieu of foreclosure) during the five year period beginning on the date of the carry-over basis transaction, then we will be required to pay tax at the highest regular corporate tax rate on the gain recognized to the extent of the excess of (1) the fair market value of the asset over (2) our adjusted tax basis in the asset, in each case determined as of the date of the carry-over basis transaction.  The foregoing result with respect to the recognition of gain assumes that the “C” corporation will refrain from making an election to receive different treatment under applicable Treasury Regulations on its tax return for the year in which we acquire the asset from the “C” corporation.  Any taxes we pay as a result of such gain would reduce the amount available for distribution to our stockholders.

Our tax basis in the assets we acquire in a carry-over basis transaction may be lower than the assets’ fair market values at the time of such acquisition.  This lower tax basis could cause us to have lower depreciation deductions and more gain on a subsequent sale of the assets, and to have a correspondingly larger required distribution of income or gain to our stockholders, than would be the case if we had directly purchased the assets in a taxable transaction.  In addition, in such a carry-over basis transaction, we will succeed to any tax liabilities and earnings and profits of the acquired “C” corporation.

To qualify as a REIT, we must distribute any such earnings and profits by the close of the taxable year in which such transaction occurs. Any adjustments to the acquired corporation’s income for taxable years ending on or before the date of the transaction, including as a result of an examination of the corporation’s tax returns by the IRS, could affect the calculation of the corporation’s earnings and profits.  If the IRS were to determine that we acquired earnings and profits from a corporation that we failed to distribute prior to the end of the taxable year in which the carry-over basis transaction occurred, we could avoid disqualification as a REIT by using “deficiency dividend” procedures.  Under these procedures, we generally would be required to distribute any such earnings and profits to our stockholders as a dividend within 90 days of the determination and pay a statutory interest charge at a specified rate to the IRS.

Federal Income Tax Considerations for Holders of Capital Stock

The following is a summary of the material federal income tax consequences to you of purchasing, owning and disposing of our capital stock.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as: banks, thrift institutions and certain other financial institutions; “S” corporations; real estate investment trusts; regulated investment companies; insurance companies; brokers and dealers in securities or currencies; certain securities traders; tax-exempt investors (except to the limited extent discussed in “—Taxation of Tax-Exempt Stockholders” below); partnerships, pass through-entities and persons holding our capital stock through a partnership or other pass-through entity; holders subject to the alternative minimum tax; holders who receive capital stock through the exercise of employee stock options or otherwise as compensation; individual retirement accounts; certain tax-deferred accounts; persons holding our capital stock as part of a hedge, straddle, conversion, integrated or other risk reduction or constructive sale transaction; U.S. expatriates; U.S. persons (as defined below) whose functional currency is not the U.S. dollar; and foreign investors (except to the limited extent discussed in “—Taxation of Non-U.S. Stockholders” below).  Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities.  Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets.

A “U.S. person” generally is a beneficial owner of our securities that is, for U.S. federal income tax purposes, any one of the following:

• a citizen or resident of the United States;
• a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;
• an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
• a trust that (i) is subject to the supervision of a court within the United States and the control of a United States person or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A “Non‑U.S. holder” is a beneficial owner of our securities that is not a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective security holder that is a partnership holding our securities or a partner of such a partnership should consult his, her or its own tax adviser with respect to the purchase, ownership and disposition of our securities.

Taxation of Taxable U.S. Common Stockholders. As long as we qualify as a REIT, distributions made to our taxable U.S. common stockholders out of current or accumulated earnings and profits (and not designated as capital gain dividends or retained capital gains) will be taken into account by them as ordinary income, and corporate stockholders will not be eligible for the dividends received deduction as to such amounts.

If we receive qualified dividend income and designate such portion of our distributions as qualified dividend income in a written notice mailed not later than 60 days after the close of its taxable year, an individual U.S. stockholder may qualify (provided holding period and certain other requirements are met) to treat such portion of the distribution as qualified dividend income, eligible to be taxed at the reduced maximum rate of generally 20.0%.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations.  A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.  The total amount that can be designated by us as qualified dividend income generally cannot exceed the sum of (1) our qualified dividend income for the tax year, (2) the amount of our REIT taxable income and income taxed under the Code section 337(d) regulations, minus the tax on these items, for the prior year and (3) the amount of any earnings and profits that were distributed by us for the tax year and accumulated in a tax year during which we were not subject to the REIT rules.  However, pursuant to Section 857(g) the aggregate amount of dividends designated by us as qualified dividend income or capital gain dividends (as discussed below) with respect to any taxable year may not exceed tax dividends paid by us with respect to such year. For these purposes, dividends paid after the close of the taxable year pursuant to Section 858 shall be treated as paid with respect to such year.

Distributions in excess of current and accumulated earnings and profits will not be taxable to a stockholder to the extent that they do not exceed the adjusted basis of such stockholder’s stock, but rather will reduce the adjusted basis of such shares as a return of capital.  To the extent that such distributions exceed the adjusted basis of a stockholder’s stock, they will be included in income as long‑term capital gain (or short‑term capital gain if the shares have been held for one year or less), assuming the shares are a capital asset in the hands of the stockholder. In addition, any dividend declared by us in October, November or December of any year payable to a stockholder of record on a specific date in any such month shall be treated as both paid by us and received by the stockholder on December 31 of such year, provided that the dividend is actually paid by us during January of the following calendar year.  For purposes of determining what portion of a distribution is attributable to current or accumulated earnings and profits, earnings and profits will first be allocated to distributions made to holders of any shares of our preferred stock outstanding at the applicable time. Stockholders may not include in their individual income tax returns any net operating losses or capital losses of ours.

Under the recently enacted Tax Cuts and Jobs Act, for tax years beginning after December 31, 2017 and prior to January 1, 2026, noncorporate stockholders are generally eligible to deduct up to 20% of the amount of ordinary REIT dividends that are not designated as capital gain dividends or qualified dividend income, subject to certain limitations.

In general, any gain or loss realized upon a taxable disposition of shares by a stockholder who is not a dealer in securities will be treated as a long‑term capital gain or loss if the shares have been held for more than one year, otherwise as short‑term capital gain or loss.  However, any loss upon a sale or exchange of stock by a stockholder who has held such shares for six months or less (after applying certain holding period rules) generally will be treated as long‑term capital loss to the extent of distributions from us required to be treated by such stockholder as long‑term capital gain.

Distributions that we properly designate as capital gain dividends will be taxable to stockholders as gains (to the extent that they do not exceed our actual net capital gain for the taxable year and to the extent they do not exceed the limitation under Section 857(g), discussed above) from the sale or disposition of a capital asset held for greater than one year. If we designate any portion of a dividend as a capital gain dividend, a U.S. stockholder will receive an Internal Revenue Service Form 1099‑DIV indicating the amount that will be taxable to the stockholder as capital gain.  However, stockholders that are corporations may be required to treat up to 20.0% of certain capital gain dividends as ordinary income.  A portion of capital gain dividends received by noncorporate taxpayers may be subject to tax at a 25.0% rate to the extent attributable to certain gains realized on the sale of real property.  In addition, noncorporate taxpayers are generally taxed at a maximum rate of 20.0% on net long‑term capital gain (generally, the excess of net long‑term capital gain over net short‑term capital loss) attributable to gains realized on the sale of property held for greater than one year.

Distributions we make and gain arising from the sale or exchange by a stockholder of shares of our stock will not be treated as passive activity income, and, as a result, stockholders generally will not be able to apply any “passive losses” against such income or gain.  Distributions we make (to the extent they do not constitute a return of capital) generally will be treated as investment income for purposes of computing the investment interest limitation. Gain arising from the sale or other disposition of our stock (or distributions treated as such) will not be treated as investment income under certain circumstances.

Upon any taxable sale or other disposition of our common stock, a U.S. stockholder will recognize gain or loss for Federal income tax purposes on the disposition of our stock in an amount equal to the difference between:

• the amount of cash and the fair market value of any property received on such disposition; and

• the U.S. stockholder’s adjusted basis in such stock for tax purposes.

Gain or loss will be capital gain or loss if the common stock has been held by the U.S. stockholder as a capital asset. The applicable tax rate will depend on the stockholder’s holding period in the asset (generally, if an asset has been held for more than one year it will produce long‑term capital gain) and the stockholder’s tax bracket.  A U.S. stockholder who is an individual or an estate or trust and who has long‑term capital gain will be subject to a maximum capital gain rate of 20.0%.  However, to the extent that the capital gain realized by a non‑corporate stockholder on the sale of REIT stock corresponds to the REIT’s “unrecaptured Section 1250 gain,” such gain may be subject to tax at a rate of 25.0%.  Stockholders are advised to consult with their own tax advisors with respect to their capital gain tax liability.

Taxation of Tax‑Exempt Stockholders. Provided that a tax‑exempt stockholder has not held our common stock as “debt financed property” within the meaning of the Internal Revenue Code, the dividend income from us will not be unrelated business taxable income, referred to as UBTI, to a tax‑exempt stockholder.  Similarly, income from the sale of common stock will not constitute UBTI unless the tax‑exempt stockholder has held its stock as debt financed property within the meaning of the Internal Revenue Code or has used the common stock in a trade or business. However, for a tax‑exempt stockholder that is a social club, voluntary employee benefit association, supplemental unemployment benefit trust, or qualified group legal services plan exempt from Federal income taxation under Internal Revenue Code sections 501(c)(7), (c)(9), (c)(17) and (c)(20), respectively, or a single parent title‑holding corporation exempt under Section 501(c)(2) the income of which is payable to any of the aforementioned tax‑exempt organizations, income from an investment in our securities will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Internal Revenue Code.  These tax exempt stockholders should consult their own tax advisors concerning these “set aside” and reserve requirements.

A “qualified trust” (defined to be any trust described in Code Section 401(a) and exempt from tax under Code Section 501(a)) that holds more than 10.0% of the value of the shares of a REIT may be required, under certain circumstances, to treat a portion of distributions from the REIT as UBTI.  This requirement will apply for a taxable year only if (i) the REIT satisfies the requirement that not more than 50.0% of the value of its shares be held by five or fewer individuals (the “five or fewer requirement”) only by relying on a special “look‑through” rule under which shares held by qualified trust stockholders are treated as held by the beneficiaries of such trusts in proportion to their actuarial interests therein; and (ii) the REIT is “predominantly held” by qualified trusts.  A REIT is “predominantly held” by qualified trusts if either (i) a single qualified trust holds more than 25.0% of the value of the REIT shares, or (ii) one or more qualified trusts, each owning more than 10.0% of the value of the REIT shares, hold in the aggregate more than 50.0% of the value of the REIT shares. If the foregoing requirements are met, the percentage of any REIT dividend treated as UBTI to a qualified trust that owns more than 10.0% of the value of the REIT shares is equal to the ratio of (i) the UBTI earned by the REIT (computed as if the REIT were a qualified trust and therefore subject to tax on its UBTI) to (ii) the total gross income (less certain associated expenses) of the REIT for the year in which the dividends are paid.  A de minimis exception applies where the ratio set forth in the preceding sentence is less than 5.0% for any year.

The provisions requiring qualified trusts to treat a portion of REIT distributions as UBTI will not apply if the REIT is able to satisfy the five or fewer requirement without relying on the “look‑through” rule.

Taxation of Non‑U.S. Stockholders. The rules governing U.S. federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships and other foreign stockholders (collectively, “Non‑U.S. stockholders”) are complex, and no attempt will be made herein to provide more than a limited summary of such rules. The discussion does not consider any specific facts or circumstances that may apply to a particular Non‑U.S. stockholder.  Prospective Non‑U.S. stockholders should consult with their own tax advisors to determine the impact of U.S. federal, state and local income tax laws with regard to an investment in our stock, including any reporting requirements.

Distributions that are not attributable to gain from sales or exchanges by us of U.S. real property interests and not designated by us as capital gain dividends or retained capital gains will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits.  Such distributions ordinarily will be subject to a withholding tax equal to 30.0% of the gross amount of the distribution. If a Non‑U.S. stockholder qualifies for benefits under an applicable income tax treaty, the 30.0% U.S. federal income tax withholding rate on dividend distributions to such stockholder may be reduced significantly.  However, if income from the investment in our stock is treated as effectively connected with the Non‑U.S. stockholder’s conduct of a U.S. trade or business, the Non‑U.S. stockholder generally will be subject to a tax at graduated rates in the same manner as U.S. stockholders are taxed with respect to such dividends (and may also be subject to a branch profits tax of up to 30.0% if the stockholder is a foreign corporation).  We expect to withhold U.S. income tax at the rate of 30.0% on the gross amount of any dividends paid to a Non‑U.S. stockholder that are not designated as capital gain dividends, unless either:

•	a lower treaty rate applies and the Non‑U.S. stockholder files an IRS Form W‑8BEN evidencing eligibility for that reduced rate is filed with us or
•	the Non‑U.S. stockholder filed an IRS Form W‑8ECI with us claiming that the distribution is income treated as effectively connected to a U.S. trade or business.

A non‑U.S. stockholder will not incur tax on a distribution in excess of our current and accumulated earnings and profits if the excess portion of the distribution does not exceed the adjusted basis of its stock. Instead, the excess portion of the distribution will reduce the adjusted basis of that stock.  A non‑U.S. stockholder will be subject to tax on a distribution that exceeds both our current and accumulated earnings and profits and the adjusted basis of its stock, if the non‑U.S. stockholder otherwise would be subject to tax on gain from the sale or disposition of its stock, as described below. Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend.  However, a non‑U.S. stockholder may obtain a refund of amounts that we withhold if we later determine that a distribution in fact exceeded our current and accumulated earnings and profits.

Additional withholding regulations may require us to withhold 15.0% of any distribution that exceeds our current and accumulated earnings and profits.  Consequently, although we intend to withhold at a rate of 30.0% on the entire amount of any distribution, to the extent that we do not do so, we will withhold at a rate of 15.0% on any portion of a distribution not subject to withholding at a rate of 30.0%.

Except as discussed below with respect to 10.0% or less holders of regularly traded classes of stock, for any year in which we qualify as a REIT, a non‑U.S. stockholder will incur tax on distributions by us that are attributable to gain from our sale or exchange of USRPIs under special provisions of the United States federal income tax laws known as the Foreign Investment in Real Property Act, or “FIRPTA.”  The term USRPIs includes interests in real property and shares in corporations at least 50.0% of whose assets consist of interests in U.S. real property. Under those rules, a non‑U.S. stockholder is taxed on distributions by us attributable to gain from sales of USRPIs as if the gain were effectively connected with a United States trade or business of the non‑U.S. stockholder.  A non‑U.S. stockholder thus would be taxed on such a distribution at the normal capital gain rates applicable to U.S. stockholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual.  A non‑U.S. corporate stockholder not entitled to treaty relief or exemption also may be subject to the 30.0% branch profits tax on such a distribution.  We must withhold 35.0% of any distribution that we could designate as a capital gain dividend. A non‑U.S. stockholder may receive a credit against its tax liability for the amount we withhold.  However, FIRPTA and the 35.0% withholding tax will not apply to any capital gain dividend with respect to any class of our stock which is regularly traded on an established securities market located in the United States if the recipient non‑U.S. stockholder did not own more than 10.0% of such class of stock at any time during the one-year period ending on the date of distribution.  Instead, any capital gain dividend will be treated as an ordinary distribution subject to the rules discussed above, which generally impose a 30.0% withholding tax (unless reduced by a treaty).  Also, the branch profits tax will not apply to such a distribution.

A non‑U.S. stockholder generally will not incur tax under FIRPTA with respect to gain on a sale of our common stock as long as at all times during the testing period non‑U.S. persons hold, directly or indirectly, less than 50.0% in value of our stock.  We cannot assure you that that test will be met, but, if such test is satisfied, the sale of our stock will not be subject to tax under FIRPTA, regardless of the percentage owned by such holder and whether our stock is regularly traded on an established securities market.  Even if we meet this test, pursuant to “wash sale” rules under FIRPTA, a non‑U.S. stockholder may incur tax under FIRPTA to the extent such stockholder disposes of stock within a certain period prior to a capital gain distribution and directly or indirectly (including through certain affiliates) reacquires stock within certain prescribed periods.  However, a non‑U.S. stockholder will not incur tax under FIRPTA on a disposition of the shares of our common or preferred stock if: (i) such non‑U.S. stockholder owned, actually or constructively, at all times during a specified testing period, 10.0% or less of the total fair market value of a class of our stock that is “regularly traded” on an established securities market; (ii) such non‑U.S. stockholder owned shares of a class of our stock that is not publicly traded on an established securities market if the fair market value of the shares acquired by such non‑U.S. stockholder on the date of acquisition did not exceed 10.0% of the regularly traded class of stock with the lowest fair market value; or (iii) such non‑U.S. stockholder owned shares of a class of our stock that is convertible into a class of our stock that is regularly traded if the fair market value of the shares acquired by such non‑U.S. stockholder on the date of acquisition did not exceed 10.0% of the total fair market value of the regularly traded class of stock that such shares are convertible into. If our common stock is listed, then for as long as it is regularly traded on an established securities market, a non‑U.S. stockholder should not incur tax under FIRPTA with respect to gain on a sale of our common stock if it owns, actually or constructively, 10.0% or less of our common stock. If the gain on the sale of our stock were taxed under FIRPTA, a non‑U.S. stockholder would be taxed on that gain in the same manner as U.S. stockholders subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals. Furthermore, a non‑U.S. stockholder generally will incur tax on gain not subject to FIRPTA if:

• the gain is effectively connected with the non‑U.S. stockholder’s United States trade or business, in which case the non‑U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain; or

• the non‑U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non‑U.S. stockholder will incur a 30.0% tax on his or her capital gains derived from sources within the United States.

Under the Protecting American from Tax Hikes Act of 2015 (the “PATH Act”), REIT stock held by certain qualified collective investment entities will not be treated as a USRPI subject to FIRPTA.  In addition, the PATH Act exempts certain foreign retirement and pension funds from FIRPTA.

State and Local Taxes

We and our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which we or they transact business or reside (although U.S. stockholders who are individuals generally should not be required to file state income tax returns outside of their state of residence with respect to our operations and distributions).  The state and local tax treatment of us and our stockholders may not conform to the Federal income tax consequences discussed above.  Consequently, prospective stockholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in our common stock.

Information Reporting and Backup Withholding

Applicable Treasury Regulations provide presumptions regarding the status of holders when payments to the holders cannot be reliably associated with appropriate documentation provided to the payor.  Because the application of these Treasury Regulations varies depending on the stockholder’s particular circumstances, you are advised to consult your tax advisor regarding the information reporting requirements applicable to you.

U.S. Holders. A U.S. holder may be subject to information reporting and backup withholding when such holder receives payments on our stock or proceeds from the sale or other taxable disposition of our stock. Certain U.S. holders are exempt from backup withholding, including corporations and certain tax-exempt organizations. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and such holder:

•	fails to furnish the holder’s taxpayer identification number, which for an individual is ordinarily his or her social security number;

•	furnishes an incorrect taxpayer identification number;

•	is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or

•
fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Non-U.S. Holders. Payments of dividends on our stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN or W-8BEN-E (or other applicable successor form) or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on our stock paid to the non-U.S. holder, regardless of whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of our stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption.  Proceeds of a disposition of our stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the non-U.S. holder resides or is established.

Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Additional Considerations

Medicare Tax.  For taxable years beginning after December 31, 2012, a 3.8 percent tax will generally be imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Foreign Accounts. Withholding taxes may be imposed under Sections 1471 to 1474 of the Internal Revenue Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to “foreign financial institutions” (as specially defined in the Code) and certain other non-U.S. entities (including payments to U.S. holders who hold shares of our capital stock through such a foreign financial institution or non-U.S. entity).

Specifically, a 30.0% withholding tax may be imposed on dividends on, and gross proceeds from, the sale or other disposition of, our capital stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Internal Revenue Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules.  If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Internal Revenue Code), annually report certain information about such accounts, and withhold 30.0% on certain payments to non-compliant foreign financial institutions and certain other account holders.  Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and IRS guidance, withholding under FATCA generally applies to payments of dividends, and will apply to payments of gross proceeds from a sale or other disposition of capital stock on or after  January 1, 2017.  Because we may not know the extent to which a distribution is a dividend for U.S. federal income tax purposes at the time it is made, for purposes of the FATCA withholding we may treat the entire distribution as a dividend.  Prospective investors should consult their tax advisors regarding these withholding provisions.

Tax Cuts and Jobs Act and Potential U.S. Federal Income Tax Developments

The Tax Cuts and Jobs Act was signed into law on December 22, 2017, and generally applies with respect to taxable years beginning after December 31, 2017. The Tax Cuts and Jobs Act made significant changes to the Internal Revenue Code affecting the taxation of businesses and their owners, including REITs and the stockholders of REITs, and, in certain cases, modifies the tax rules discussed herein. Among other items, the Tax Cuts and Jobs Act made the following changes:

•
For tax years beginning after December 31, 2017, and before January 1, 2026, (i) the U.S. federal income tax rates on ordinary income of individuals, trusts and estates have been generally reduced, and (ii) non-corporate taxpayers are permitted to take a deduction equal to 20% of certain pass-through business income, including dividends received from REITs that are not designated as capital gain dividends or qualified dividend income, subject to certain limitations.

•	The maximum U.S. federal income tax rate for corporations has been reduced from a maximum rate of 35% to a flat 21% rate, and the alternative minimum tax has been eliminated for corporations.

•
The maximum withholding rate on distributions by us to non-U.S. stockholders that are treated as attributable to gain from the sale or exchange of a U.S. real property interest is reduced from 35% to 21%.

•
Certain new limitations on the deductibility of interest expense now apply, which generally limit the deduction for net business interest to 30% of the borrower’s adjusted taxable income (excluding non-business income, net operating business interest income, and for taxable years beginning before January 1, 2022, depreciation and amortization). If a REIT and its taxable REIT subsidiaries qualify as real estate companies, they can elect not to be subject to such limitation in exchange for depreciation of corporate property using longer depreciation schedules than would otherwise be available.

•
Certain new limitations on the ability to recognize net operating losses now apply, which limitations may affect the timing and amount of recognition of net operating losses generated by REITs and taxable REIT subsidiaries.

•
A U.S. tax-exempt stockholder that is subject to tax on its unrelated business taxable income
(“UBTI”) will be required to separately compute its taxable income and loss for each unrelated trade or business activity for purposes of determining its UBTI.

•
New accounting rules generally require taxpayers, including REITs, to recognize income items for federal income tax purposes no later than when such taxpayer takes the item into account for financial reporting purposes, which may accelerate recognition of certain income items.

The Tax Cuts and Jobs Act also makes significant changes to the taxation of international businesses, which may affect us and how we are taxed on income earned by our non-U.S. subsidiaries.

This summary is not a comprehensive discussion of the changes to U.S. federal income tax laws as a result of the enactment of the Tax Cuts and Jobs Act. The rules dealing with federal income taxation, including implementation of the changes and technical corrections to the Tax Cuts and Jobs Act, are constantly under review by the IRS, the United States Department of the Treasury and United States Congress. New U.S. federal income tax legislation or other provisions may be enacted into law or new interpretations, rulings or Treasury Regulations could be adopted, all of which could affect the taxation of us, our affiliated entities, and our stockholders. No prediction can be made as to the likelihood of passage of any new tax legislation or other provisions either directly or indirectly affecting us or our stockholders. Consequently, the tax treatment described herein may be modified prospectively or retroactively by legislative action.

DESCRIPTION OF SECURITIES
The following description is based on relevant portions of the MGCL and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our Charter and Bylaws for a more detailed description of the provisions summarized below.
Stock
Our authorized stock consists of 100,000,000 shares of stock, par value $0.0001 per share, 80,000,000 which are initially designated as common stock, and 20,000,000 of which are initially designated as preferred stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. We use a fiscal year‑end of June 30. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. As of June 30, 2019, our common stock is the only class of our securities outstanding:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under Column (3)
Common stock	80,000,000	—	10,926,319.99

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time in limited circumstances.  Stockholders cannot be required to contribute additional capital.
Common Stock
All Shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws, by contract or by our Charter. In the event of our liquidation, dissolution or winding up, each Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Share is entitled to one vote exclusively on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. The majority of the outstanding Shares may, without needing the concurrence of any Sponsor (i) amend the Charter; (ii) dissolve MRC; and (iii) approve or disapprove the sale of all or substantially all of our assets, when such sale is to be made other than in the ordinary course of our business. Additionally, a Sponsor may not, without the concurrence of a majority of the Shares (x) amend the Charter, except for amendments that do not adversely affect the rights of our stockholders; (y) sell all or substantially all of our assets, when such sale is to be made other than in the course of our ordinary business; and (z) cause the merger or other reorganization of the business. A Sponsor may not vote on or consent to matters submitted to the stockholder regarding any transaction between us and such Sponsor. When determining the existence of the requisite percentage of shares needed to approve a matter on which a Sponsor may not vote or consent, any Shares held by such Sponsor may not be included. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding Shares can elect all of our directors, and holders of less than a majority of such Shares will be unable to elect any director.  Our Board has adopted a resolution that we will not issue preferred stock or a separate class of common stock with voting rights that will limit or subordinate the voting rights of holders of common stock afforded by Section VI.B of the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the NASAA and consistent with the principles of the 1940 Act, including Section 18(i); provided, however, that we may permit preferred stockholders to elect and remove class-specific directors as long as a majority of directors are elected by the holders of common stock.

Preferred Stock
Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our Charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act. Notwithstanding the foregoing, no director or officer shall be held harmless for any loss or liability suffered by us and may be liable to us and to any stockholder for money damages unless: (i) the director or officer has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests; (ii) the director or officer was acting on behalf of us or performing services on our behalf; (iii) such liability or loss was not the result of gross negligence or willful misconduct; and (iv) the agreement to hold harmless is recoverable only out of net assets and not from the stockholders.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer, any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which such person may incur by reason of his or her service in any such capacity or our Adviser or any of its affiliates or employees or any of the foregoing acting as an agent of ours and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer who is made a party to the proceeding by reason of his or her service in that capacity, and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit us, with the approval of the Board of Directors or a duly authorized committee thereof, to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, any indemnification or agreement to hold harmless will only be provided if all of the following conditions are met: (i) the indemnitee has determined, in good faith, that the course of conduct causing the loss or liability was in our best interests; (ii) the indemnitee was acting on behalf of or performing services for us; (iii) such liability of loss was not the result of any negligence or misconduct by the Board of Directors, excluding Independent Directors, or gross negligence or willful misconduct by the Independent Directors; (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from stockholders. The advancement or reimbursement of funds to a director for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (a) the legal action related to acts or omissions with respect to the performance of duties or services on our behalf; (b) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; (c) the indemnitee provides the Company with written affirmation of the indemnitee’s good faith belief that the indemnitee has met the standard of conduct necessary for indemnification by the Company; and (d) the indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.
Our Charter also provides that we may not provide indemnification to a director, the Adviser or any affiliate of the Adviser or any person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i)  there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the party seeking indemnification; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or (iii)  a court of competent jurisdiction approves a settlement of the claims against such party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (y) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (z) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the MGCL and Our Charter and Bylaws

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors
Our Bylaws provide that the affirmative vote of the holders of a plurality of the outstanding Shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our Charter our Board of Directors may amend the Bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors may be increased or decreased from time to time pursuant to the Bylaws by the affirmative vote of at least 80.0% of the members then serving on the Board of Directors; provided, however, that such number shall not be more than five. Our Charter provides that any vacancy, including those which arise by reason of an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum.
Our Charter provides that a director may be removed with or without cause and then only by the affirmative vote of not less than a majority of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the Charter provides for stockholder action by less than unanimous written consent, which our Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder‑requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who was a stockholder of record both at the time of giving notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by the Board of Directors or (z) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving notice by the stockholder and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors, a majority of the independent directors, and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of MRC upon the written request of stockholders entitled to cast not less than 10.0% of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two‑thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, any proposal for our conversion, whether by Charter amendment, merger or otherwise, from a closed‑end company to an open‑end company and any amendment to our Charter to make our common stock a redeemable security requires the approval of the stockholders entitled to cast at least 80.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by two‑thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our Charter as (i) our current directors, (ii) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors.

Our Charter provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors will determine such rights apply.
Control Share Acquisitions
The MGCL provides that holders of control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two‑thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one‑tenth or more but less than one‑third;
•	one‑third or more but less than a majority; or
•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations
Under the MBCA, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or
•
an affiliate or associate of the corporation who, at any time within the two‑year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board. After the five‑year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two‑thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super‑majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the MBCA, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the MBCA only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the MBCA does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
Our Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our Bylaws to be subject to such Act) and the MBCA, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Access to Records
 Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any stockholder or the stockholder's designated agent at our office. The stockholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any stockholder who requests the list within ten days of the request. A stockholder may request a copy of the stockholder list for any reason, including, without limitation, in connection with matters relating to voting rights and the exercise of stockholder rights under federal proxy laws. A stockholder requesting a list will be required to pay reasonable costs of postage and duplication.
 Under the MGCL, our stockholders are entitled to inspect and copy only our bylaws, minutes of stockholder proceedings, annual statements of affairs, voting trust agreements and statements of stock and securities issued by us during the period specified by the requesting stockholder, which period may not be longer than 12 months prior to the date of the stockholder’s request.

SHARES ELIGIBLE FOR FUTURE SALE
We had 10,926,319.99 Shares outstanding at June 30, 2019. All of the Shares outstanding prior to the first closing of this offering are “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.
No assurance can be given as to (i) the likelihood that an active market for our Shares will develop; (ii) the liquidity of any such market; (iii) the ability of our stockholders to sell our securities; or (iv) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.
SHARE REPURCHASE PROGRAM
We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Stockholders should thus not expect to be able to sell their Shares promptly or at a desired price. A Sponsor or any person selling Shares on our behalf may not complete a sale of Shares to a stockholder until at least five business days after such stockholder receives a final prospectus. Further, each stockholder must be sent a confirmation of his or her purchase of Shares. No stockholder will have the right to require us to repurchase his or her Shares or any portion thereof. Because no public market will exist for our Shares, and we are uncertain when any might develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our Share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other eligible investors.
We intend to offer to repurchase Shares quarterly on such terms as may be determined by our Board of Directors in its discretion unless, in the judgment of the Independent Directors of our Board of Directors, such repurchases would not be in our best interests or would violate applicable law.  We first offered to repurchase Shares under this program in December 2015 and have made similar offers in each quarter since.  Through the date hereof, we have purchased 100% of all Shares tendered by Shareholders for $9 per Share.  We have repurchased a total of 695,987.62 Shares in this program as of June 30, 2019.  The number of Shares repurchased in the first three offers (through June 2016) was greater than the proceeds from the DRIP, but the Board of Directors chose to increase the number of Shares offered to be purchased in each such quarter in order to purchase all Shares tendered.  There can be no assurance that the Board would make the same decision in any subsequent offer.   However, in each subsequent offer, the proceeds from the DRIP have exceeded the amount required to purchase all Shares tendered.
Under the MGCL §2‑311(a), a Maryland corporation generally may not make a dividend to stockholders, including pursuant to our repurchase program, if, after giving effect to the dividend, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the charter provides otherwise, preferential amounts payable on dissolution with respect to senior stock. We anticipate conducting such repurchase offers in accordance with the requirements of 1934 Act Rule 13e‑4 and the 1940 Act. In months in which we repurchase Shares, we expect to conduct repurchases on the same date that we hold our periodic closing of the sale of Shares in this offering. An offer to repurchase Shares will be conducted solely through tender offer materials and is not being made through this prospectus.
The Board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase Shares and under what terms:
•	the effect of such repurchases on our qualification as a REIT;
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.
We currently intend to limit the number of Shares we will repurchase during any calendar year to the number of Shares we could otherwise repurchase with dividends that would be used to buy our common stock under our DRIP. This means that if we had dividends in the amount of $1 million in a calendar year and those dividends would be made in the form of our Shares at $10.25 per share (meaning 97,560.98 Shares would be distributed under the DRIP), then we would not repurchase more than 97,560.98 Shares in that calendar year.

At the discretion of our Board of Directors, we may also use cash on hand, cash available from any borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase Shares. In addition, we do not expect to repurchase Shares in any calendar year in excess of 5.0% of the weighted average number of Shares outstanding in the prior calendar year. We further anticipate that we will offer to repurchase such Shares on each date of repurchase at a price equal to $9.00 per Share until February 2020, $9.25 until February 2021, $9.50 until February 2022, $9.75 until February 2023, and $10 of the most recent offering price thereafter.  However, we do not intend to repurchase any Shares under the program at prices in excess of the then-current NAV.
If you wish to tender your Shares to be repurchased you must either tender at least 25.0% of the Shares you purchased in the offering or all of the Shares that you own. If you choose to tender only a portion of your Shares, you must maintain a minimum balance of $1,000 worth of Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares we seek to repurchase, we will repurchase Shares on a pro‑rata basis. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased unless you select the “All or None” option, in which case you would be deemed to have withdrawn your tender if you could not sell all your Shares. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you may not be able to dispose of your Shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.
The Board of Directors will require that we repurchase Shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your Shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of Shares from our stockholders.
When the Board of Directors determines that we will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.
Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which Shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.
In order to submit Shares to be tendered, stockholders will be required to complete an Assignment Form, which will be included in the materials sent to our stockholders, as well as any other documents required by the Assignment Form. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If Shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 60 days following the commencement of the tender offer. We intend to offer an “All or None” option which would provide you with the ability to automatically withdraw your tender if the repurchase offer would result in a pro rata purchase of your Shares, such that you would only sell your Shares if you could sell all of them.
We will not repurchase Shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction. In the event that MCM Advisers, MacKenzie Capital Management or any of their Affiliates holds Shares in the capacity of a stockholder, any such Affiliates may tender Shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder.
The SEC has granted exemptive relief from Rule 102 of 1934 Act Regulation M to certain business development companies such as us that allows us to conduct repurchases as noted above. However, to the extent such relief were withdrawn, we would instead make repurchases under the Share repurchase program at prices equal to the current NAV of our common shares, which would not require exemptive relief from the SEC pursuant to the exception permitted in Rule 102(b)(2). If we modify any of the material terms of our proposed Share repurchase program, including the price at which we would offer to make repurchases, we will reflect such revisions in a sticker supplement to the prospectus. In all cases we will make sure that we do not repurchase shares at a pirce that exceeds the then-current selling price of Shares under the Offering.
ARRANGEMENTS WITH DEALER MANAGER AND SELECTED BROKER‑DEALERS
We have entered a Marketing Services Agreement with Arete to act as our dealer manager for this offering. Arete may be an underwriter within the meaning of the Securities Act in connection with its activities in this offering. Arete has no commitment to purchase any Shares and will act as an agent in obtaining indications of interest in our common stock from certain investors, as well as manage the offering process with other broker‑dealers and sell directly to persons purchasing through advisory accounts. Arete will receive a Dealer Manager Fee of up to 1.9% of the gross offering proceeds as compensation for acting as the dealer manager, a portion of which fee may be waived or re-allowed to Selling Agents by Arete when wholesaling fees are not incurred. Arete will retain a portion of this amount and will pay the balance to its wholesalers (who are also employed by the Manager). When Arete sells to persons buying Shares in an investment advisory account, Arete will receive the 1.9% Dealer Manager Fee in lieu of all commissions.

Except as provided below, Selling Agents will receive selling commissions of 7.0% of the gross proceeds of Shares sold in the offering, and we may pay them a 1.1% Marketing Support Fee. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the Shares. The total compensation paid to broker‑dealers will not exceed 10.0% of the gross proceeds of Shares sold in the offering, and if the offering terminates prior to reaching the maximum offering proceeds, broker‑dealers will immediately refund any amount of compensation in excess of 10.0%.

We will not pay selling commissions or Dealer Manager Fees or the Portfolio Structuring Fee on Shares issued under our DRIP. The amount that would have been paid as selling commissions and Dealer Manager Fees and the Portfolio Structuring Fee if the Shares issued under our DRIP had been sold in this public offering of Shares will be retained and used by us. Therefore, the net proceeds to us for issuances under our DRIP will be greater than the net proceeds to us for sales pursuant to this prospectus.

We have agreed to indemnify the participating broker‑dealers, including Arete, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the Marketing Services Agreement. The broker‑dealers participating in the offering of Shares are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any Shares will be sold. Any person acting as a broker‑dealer will not be indemnified by us for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; and (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our shares were offered or sold as to indemnification for violations of securities laws.

Our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board of Directors, may purchase Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of Shares will be sold to individuals so designated by management, net of all selling commissions and Dealer Manager Fees, shortly after the commencement of the offering. However, except for certain share ownership restrictions contained in our Charter, there is no limit on the number of Shares that may be sold to such persons. In addition, the selling commission and the Dealer Manager Fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the Dealer Manager Fee payable in connection with sales to such institutional investors and affiliates. Our Adviser and its affiliates will be expected to hold their Shares purchased as stockholders for investment and not with a view towards distribution.

We are offering volume discounts to investors who purchase more than $250,000 worth of our Shares through the same selected broker‑dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker‑dealer will be reduced. The following table shows the discounted price per Share and the reduced selling commissions payable for volume sales of our Shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)
		Reduced Commission Rate
$1 – $ 250,000	$10.25	7.0%
$250,001 – 500,000	10.15	6.0%
$500,001 – 750,000	10.05	5.0%
$750,001 – 1,000,000	9.94	4.0%
$1,000,001 –1,500,000	9.84	3.0%
$ 1,500,001 and up	9.74	2.0%

(1)	Assumes a $10.25 per Share offering price. Discounts will be adjusted appropriately for changes in the offering price.
We will apply the reduced selling price per Share and selling commissions to the incremental Shares within the indicated range only. Thus, for example, assuming a price per Share of $10.25, a purchase of $500,000 would result in a weighted average purchase price of approximately $10.20 per Share as shown below:

•	$250,000 at $10.25 per Share (total: 24,390.24 Shares) and a 7.0% commission;

•	$250,000 at $10.15 per Share (total: 24,630.54 Shares) and a 6.0% commission

To qualify for a volume discount as a result of multiple purchases of our Shares you must use the same selected broker‑dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of Shares through the same selected broker‑dealer.

To the extent purchased through the same selected broker‑dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint‑stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit‑sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only Shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares issued through our DRIP will not count toward the threshold limits listed above that qualify you for the different discount levels. In the ordinary course of business, Arete and/or its affiliates may in the future engage in financial advisory, investment banking and other transactions with us for which customary compensation will be paid.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our cash is held in safekeeping by Summit Bank located at 2969 Broadway, Oakland CA 94611. Charles Schwab & Co, Inc., 1945 Northwestern Drive, El Paso, Texas 79912-1108 serves as custodian for most of our traded securities.  US Bank National Association, located at 1555 N. Rivercenter Drive, Suite 300, Milwaukee, Wisconsin 53212, will serve as custodian with respect to our non‑traded assets. MacKenzie Capital Management, LP will act as our transfer agent, dividend paying agent, and registrar. The principal business address of our transfer agent is 89 Davis Road, Suite 100, Orinda, CA 94563.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
INVESTMENTS THROUGH CUSTODIAL ACCOUNTS
If you would like to purchase shares through a custodial account (e.g., for an IRA or investment adviser custodial account), we will pay the set-up fees for such account if you invest a minimum of $50,000. After we pay the set-up fee, you will be responsible for the annual maintenance fees charged by the custodian.

LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell LLP.  Certain matters with respect to Maryland law will be passed on for us by Venable LLP.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of MacKenzie Realty Capital, Inc. as of June 30, 2019 and 2018, and for each of the three years in the period ended June 30, 2019, included in this prospectus have been audited by Moss Adams LLP, an independent registered public accounting firm, as stated in their report, which is included herein.  Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N‑2, together with all amendments and related exhibits, under the Securities Act, with respect to our Shares offered by this prospectus. The registration statement contains additional information about us and our Shares being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the 1934 Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. We are also required to provide stockholders with quarterly reports containing the information contained in any quarterly report filed by us with the SEC. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1‑800‑SEC‑0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which is available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at MacKenzie Realty Capital, Inc., 89 Davis Road, Suite 100, Orinda, CA 94563, by telephone at (925) 631‑9100 or (800) 854‑8357, or on our website at http://www.mackenzierealty.com.

TABLE OF DEFINITIONS

Affiliate............................................................................

An affiliate of another person includes any of the following:

a.      any person directly or indirectly owning, controlling, or holding, with power to vote ten percent or more of the outstanding voting securities of such other person.

b.      any person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person.

c.       any person directly or indirectly controlling, controlled by, of under common control with such other person.

d.      any executive officer, director, trustee or general partner of such other person.

e.       any legal entity for which such person acts as an executive officer, director, trustee or general partner.

Bylaws..............................................................................	Our Bylaws, as adopted or amended pursuant to our Charter.
Charter..............................................................................	Our Articles of Incorporation, as may be amended and filed under the MGCL.
Director............................................................................	Any member of the board of directors of MRC.
Gross Invested Capital.....................................................

The number of Shares issued, multiplied by the offering price of the Shares sold ($10.00 in prior offerings, $10.25 in this Offering, regardless of whether or not Shares were issued with volume or commission discounts), plus any borrowed funds.

Independent Director........................................................

A Director who is not an “interested person” of MacKenzie Realty Capital, Inc. as defined in 1940 Act §2(a)(19). An “interested person” is defined in relevant parts in Section 2(a)(19) as:

“Interested person” of another person means‑‑

a.       when used with respect to an investment company—

i.        any affiliated person of such company,

ii.       any member of the immediate family of any natural person who is an affiliated person of such company,

iii.     any interested person of any investment adviser of or principal underwriter for such company,

iv.     any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of such company has acted as legal counsel for such company,

v.       any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6‑month period preceding the date of the determination of whether that person or affiliated person is an interested person, has executed any portfolio transactions for, engaged in any principal transactions with, or distributed shares for—

I.     the investment company;

II.   any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or

III. any account over which the investment company’s investment adviser has brokerage placement discretion,

vi.     any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6‑month period preceding the date of the determination of whether that person or affiliated person is an interested person, has loaned money or other property to‑‑

I.     the investment company;

II.   any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or

III. any account for which the investment company’s investment adviser has borrowing authority,

vii.    any natural person whom the SEC by order has determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of such company, a material business or professional relationship with such company or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company:

viii.  Provided, that no person shall be deemed to be an interested person of an investment company solely by reason of (aa) his being a member of its board of directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso; and

ix.     ***

x.       For the purposes of this definition, “member of the immediate family” means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships. The SEC may modify or revoke any order issued under clause (vi) of subparagraph (A) or (B) of this paragraph whenever it finds that such order is no longer consistent with the facts. No order issued pursuant to clause (vi) of subparagraph (A) or (B) of this paragraph shall become effective until at least 60 days after the entry thereof, and no such order shall affect the status of any person for the purposes of this title or for any other purpose for any period prior to the effective date of such order.

Legacy Funds....................................................................

Collectively, MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC.

Legacy Portfolio...............................................................	The portfolio of investments contributed by the eight Legacy Funds on February 28, 2013.
MacKenzie Capital Management, the Manager, or the Administrator....................................................................	MacKenzie Capital Management, LP.
MCM Advisers, Investment Adviser...............................	MCM Advisers, LP.
MRC, We, Us, Our...........................................................	MacKenzie Realty Capital, Inc.
NAV..................................................................................	Our net asset value.
Organization and Offering Expenses...............................

All expenses incurred by and to be paid from our assets in connection with and in preparing it for registration and subsequently offering and distributing it to the public, including total selling commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants’ and attorneys’ fees.

Index to Audited Consolidated Financial Statementsn

Consolidated Financial Statements for the year ended June 30, 2019 and 2018

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors of
MacKenzie Realty Capital, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of MacKenzie Realty Capital, Inc. (the “Company”), including the consolidated schedules of investments, as of June 30, 2019 and 2018, the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of June 30, 2019 and 2018, and the consolidated results of its operations and its cash flows for each of the three years in the period ended June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures to respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Moss Adams LLP
San Francisco, California
September 23, 2019

We have served as the Company’s auditor since 2012.

MacKenzie Realty Capital, Inc.
Consolidated Statements of Assets and Liabilities

	June 30, 2019	June 30, 2018
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $46,997,608 and $55,163,892, respectively)	$48,839,999	$62,481,216
Affiliated investments (cost of $14,699,474 and $4,001,172, respectively)	15,916,187	4,596,068
Controlled investments (cost of $35,541,173 and $5,449,901, respectively)	38,488,962	7,507,222
Total investments, at fair value (cost of $97,238,255 and $64,614,965, respectively)	103,245,148	74,584,506
Cash and cash equivalents	1,278,668	8,442,249
Accounts receivable	3,170,068	5,878,293
Other assets	219,050	374,634
Deferred offering costs, net	440,320	286,614
Total assets	$108,353,254	$89,566,296

Liabilities
Accounts payable and accrued liabilities	$226,722	$38,170
Income tax payable	-	37,153
Dividend payable	1,877,101	1,438,808
Capital pending acceptance	668,165	646,300
Due to related entities	2,465,885	1,807,028
Deferred tax liability, net	-	3,518
Total liabilities	5,237,873	3,970,977

Net assets
Common stock, $0.0001 par value, 80,000,000 shares authorized; 10,926,319.99 and 8,496,141.57 shares issued and outstanding, respectively	1,093	850
Capital in excess of par value	99,077,308	77,205,361
Total distributable earnings	4,036,980	8,389,108
Total net assets	103,115,381	85,595,319

Total liabilities and net assets	$108,353,254	$89,566,296

Net asset value per share	$9.44	$10.07

The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

MacKenzie Realty Capital, Inc.
Consolidated Schedule of Investments
June 30, 2019

Name		Asset Type	Shares/Units	Cost Basis	Total Fair Value	% of Net Assets

American Finance Trust Inc., Class A	(3)	Publicly Traded Company	197,340.00	$2,186,682	$2,151,006	2.09
Total Publicly Traded Company				2,186,682	2,151,006	2.09

Benefit Street Partners Realty Trust, Inc.	(4)	Non Traded Company	214,175.77	3,207,614	3,075,563	2.96
BRE Select Hotels Corp. - Preferred A	(4)	Non Traded Company	358,717.00	594,992	670,801	0.65
Carter Validus Mission Critical REIT	(4)	Non Traded Company	315,639.56	1,087,300	1,325,686	1.29
Cole Credit Property Trust IV, Inc.	(4)	Non Traded Company	314,451.92	1,879,482	2,185,441	2.12
Cole Credit Property Trust V, Inc.	(4)	Non Traded Company	8,631.50	116,442	112,123	0.11
Cole Credit Property Trust V, Inc. Class T	(4)	Non Traded Company	395.88	5,492	5,143	-
CNL Healthcare Properties, Inc.	(4)(5)	Non Traded Company	104,158.67	658,615	625,994	0.61
Hines Global REIT, Inc.	(4)	Non Traded Company	17,936.21	120,637	92,013	0.09
Corporate Property Associates 18 Global A Inc.	(4)	Non Traded Company	4,695.14	39,627	37,139	0.04
First Capital Real Estate Trust, Inc.	(4)(5)	Non Traded Company	3,792.51	15,161	18,242	0.02
FSP 1441 Main Street	(4)(5)	Non Traded Company	15.73	8,559	31,245	0.03
FSP 303 East Wacker Drive Corp. Liquidating Trust	(4)(5)	Non Traded Company	3.00	30	600	-
FSP Energy Tower I Corp. Liquidating Trust	(2)(4)(5)	Non Traded Company	19.35	57,567	57,566	0.06
FSP Grand Boulevard Liquidating Trust	(4)(5)	Non Traded Company	7.50	8	8	-
FSP Satellite Place	(2)(4)(5)	Non Traded Company	17.60	546,482	712,585	0.69
Griffin-American Healthcare REIT III, Inc.	(4)	Non Traded Company	686.48	4,494	5,149	-
Griffin Capital Essential Asset REIT, Inc.	(4)	Non Traded Company	21,368.03	140,003	169,021	0.16
GTJ REIT, Inc.	(4)	Non Traded Company	1,000.00	11,620	11,980	0.01
Healthcare Trust, Inc.	(4)	Non Traded Company	305,526.76	3,473,952	3,211,086	3.11
Highlands REIT Inc.	(4)(5)	Non Traded Company	21,255,526.80	3,965,354	3,825,995	3.71
Hospitality Investors Trust, Inc.	(4)(5)	Non Traded Company	1,650.75	11,802	9,327	0.01
InvenTrust Properties Corp.	(4)	Non Traded Company	14,799.52	22,603	26,195	0.03
KBS Real Estate Investment Trust II, Inc.	(4)	Non Traded Company	1,364,838.21	4,776,934	4,831,527	4.69
KBS Real Estate Investment Trust III, Inc.	(4)	Non Traded Company	62,516.45	515,050	593,906	0.58
New York City REIT, Inc.	(4)(5)	Non Traded Company	241,297.69	3,032,703	3,136,870	3.04
NorthStar Healthcare Income, Inc.	(4)(5)	Non Traded Company	23,573.29	87,643	66,477	0.06
Phillips Edison & Company, Inc	(4)	Non Traded Company	777,332.00	5,760,907	6,350,802	6.16
Steadfast Apartment REIT	(4)	Non Traded Company	2,083.29	17,197	26,041	0.03
Steadfast Income REIT	(4)	Non Traded Company	109,471.94	740,163	743,314	0.72
Strategic Realty Trust, Inc.	(4)	Non Traded Company	199,425.07	792,538	853,539	0.83
Summit Healthcare REIT, Inc.	(2)(4)(5)	Non Traded Company	1,406,200.22	1,922,248	2,587,408	2.51
The Parking REIT Inc.	(4)(5)	Non Traded Company	17,989.90	230,880	242,504	0.24
Total Non Traded Company (1)				33,844,099	35,641,290	34.56

3100 Airport Way South LP	(4)	LP Interest	1.00	355,000	387,990	0.37
5210 Fountaingate, LP	(2)(4)	LP Interest	9.89	500,000	552,693	0.54
Addison NC, LLC	(2)(4)(5)	LP Interest	200,000.00	2,000,000	3,600,000	3.49
Addison Property Member, LLC	(2)(4)	LP Interest	731,485.60	7,316,326	7,314,855	7.08
Arrowpoint Burlington LLC	(2)(4)	LP Interest	7.50	750,000	1,088,910	1.06
Bishop Berkeley, LLC	(2)(4)	LP Interest	4,050.00	4,050,000	4,051,013	3.93
BP3 Affliliate, LLC	(2)(4)(5)	LP Interest	1,350.00	1,350,000	1,350,000	1.31
BR Cabrillo LLC	(4)(5)	LP Interest	346,723.32	104,942	131,755	0.13
BR Desota Investment Co, LLC	(2)(4)	LP Interest	4,250,000.00	4,250,000	4,250,000	4.12
BR Quinn35 Investment Co, LLC	(2)(4)	LP Interest	4,000,000.00	4,000,000	4,000,000	3.88
Britannia Preferred Members, LLC -Class 1	(2)(4)(5)	LP Interest	103.88	2,597,000	2,986,550	2.90
Britannia Preferred Members, LLC -Class 2	(2)(4)(5)	LP Interest	514,858.30	6,826,931	7,758,915	7.52
Capitol Hill Partners, LLC	(2)(4)(5)	LP Interest	190,000.00	1,900,000	1,852,500	1.80
CRP I Roll Up, LLC	(4)	LP Interest	4,500,000.00	4,500,000	4,995,000	4.84
CRP III Roll Up, LLC	(4)	LP Interest	6,000,000.00	6,000,000	6,540,000	6.34
Dimensions28 LLP	(2)(4)(5)	LP Interest	10,800.00	10,801,015	10,886,076	10.56
Lakemont Partners, LLC	(2)(4)	LP Interest	1,000.00	1,000,000	1,007,700	0.98
MPF Pacific Gateway - Class B	(2)(4)(5)	LP Interest	23.20	6,287	7,316	0.01
Redwood Mortgage Investors VIII	(4)	LP Interest	56,300.04	29,700	39,410	0.04
Satellite Investment Holdings, LLC - Class A	(4)	LP Interest	22.00	2,200,000	2,200,000	2.13
Secured Income, LP	(2)(4)(5)	LP Interest	64,670.00	316,890	302,009	0.29
The Weatherly Building, LLC	(4)(5)	LP Interest	17.50	118,721	47,846	0.05
The Weatherly, LTD	(4)(5)	LP Interest	60.00	184,761	63,261	0.06
Total LP Interest				61,157,573	65,413,799	63.43

Coastal Realty Business Trust, REEP, Inc. - A	(2)(4)(5)	Investment Trust	72,320.00	49,901	39,053	0.04
Total Investment Trust				49,901	39,053	0.04

Total Investments				$97,238,255	$103,245,148	100.12

(1) Investments primarily in non-traded public REITs or their successors.
(2) Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2019, the Company is deemed to be either “affiliated” with, or in “control” of, these portfolio companies despite that fact that the Company does not have the power to exercise control over the management or policies of such portfolio companies. See additional disclosures in Note 5.

(3) Non-qualifying assets under Section 55(a) of the 1940 Act. As of June 30, 2019, the total percentage of non-qualifying assets is 1.99%, and as a business development company non-qualifying assets may not exceed 30% of our total assets.

(4) Investments in illiquid securities, or securities that are not traded on a national exchange. As of June 30, 2019, 93.30% of the Company's total assets are in illiquid securities.
(5) Investments in non-income producing securities. As of June 30, 2019, 37.23% of the Company's total assets are in non-income producing securities.
 The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

MacKenzie Realty Capital, Inc.
Consolidated Schedule of Investments
June 30, 2018

Name		Asset Type	Shares/Units	Cost Basis	Total Fair Value	% of Net Assets
Ashford Hospitality Trust, Inc.	(3)	Publicly Traded Company	175,000.00	$1,406,834	$1,417,501	1.65
Bluerock Residential Growth REIT, Inc.	(3)	Publicly Traded Company	20,600.00	182,202	183,752	0.21
Braemar Hotels & Resorts Inc.	(3)	Publicly Traded Company	26,627.00	302,176	304,080	0.36
CBL & Associates Properties, Inc.	(3)	Publicly Traded Company	90,000.00	499,361	501,300	0.59
Independence Realty Trust, Inc.	(3)	Publicly Traded Company	75,000.00	775,750	773,250	0.90
Omega Healthcare Investors, Inc.	(3)	Publicly Traded Company	40,000.00	1,240,862	1,240,000	1.45
RLJ Lodging Trust	(3)	Publicly Traded Company	22,000.00	485,195	485,100	0.57
Sabra Health Care REIT, Inc.	(3)	Publicly Traded Company	50,000.00	1,089,260	1,086,500	1.27
VEREIT Inc.	(3)	Publicly Traded Company	90,000.00	671,176	669,600	0.78
Total Publicly Traded Company				6,652,816	6,661,083	7.78

American Finance Trust, Inc.	(4)	Non Traded Company	30,640.52	396,760	528,550	0.63
American Realty Capital Healthcare Trust III, Inc.	(4)(5)	Non Traded Company	3,365.50	6,024	6,495	0.01
American Realty Capital New York City REIT, Inc.	(4)(5)	Non Traded Company	94,009.22	1,248,021	1,222,120	1.43
Behringer Harvard Opportunity REIT I, Inc.	(4)(5)	Non Traded Company	1,174,053.09	1,361,313	2,289,404	2.67
Benefit Street Partners Realty Trust, Inc.	(4)	Non Traded Company	61,599.19	786,860	830,357	0.97
BRE Select Hotels Corp. - Preferred A	(4)	Non Traded Company	271,720.00	472,572	472,793	0.55
Carter Validus Mission Critical REIT	(4)	Non Traded Company	1,750.00	9,636	8,330	0.01
Cole Credit Property Trust IV, Inc.	(4)	Non Traded Company	4,146.04	32,235	35,863	0.04
First Capital Real Estate Trust, Inc.	(4)(5)	Non Traded Company	3,792.51	15,161	21,883	0.03
FSP 1441 Main Street	(4)(5)	Non Traded Company	15.73	8,559	28,847	0.03
FSP 303 East Wacker Drive Corp.	(4)	Non Traded Company	3.00	87,115	188,760	0.22
FSP Energy Tower I Corp.	(2)(4)(5)	Non Traded Company	7.25	303,500	301,373	0.35
FSP Grand Boulevard	(4)	Non Traded Company	7.50	294,179	239,625	0.28
FSP Satellite Place	(2)(4)(5)	Non Traded Company	13.78	395,313	499,140	0.58
Griffin-American Healthcare REIT III, Inc.	(4)	Non Traded Company	686.48	4,494	4,469	0.01
Griffin Capital Essential Asset REIT, Inc.	(4)	Non Traded Company	28,641.60	196,636	245,745	0.29
GTJ REIT, Inc.	(4)	Non Traded Company	1,000.00	11,620	11,750	0.01
Healthcare Trust, Inc.	(4)	Non Traded Company	166,597.06	1,932,444	2,329,027	2.72
Highlands REIT Inc.	(4)(5)	Non Traded Company	14,105,177.43	2,798,421	2,397,880	2.80
Hospitality Investors Trust, Inc.	(4)	Non Traded Company	154,881.43	1,084,916	1,355,213	1.58
InvenTrust Properties Corp.	(4)	Non Traded Company	5,250,278.49	9,319,713	9,292,993	10.86
KBS Legacy Partners Apartment REIT, Inc.	(4)(5)	Non Traded Company	79,630.53	15,926	15,926	0.02
KBS Real Estate Investment Trust II, Inc.	(4)	Non Traded Company	1,556,922.33	5,699,860	6,336,674	7.40
KBS Real Estate Investment Trust III, Inc.	(4)	Non Traded Company	46,397.55	368,523	400,411	0.47
NorthStar Healthcare Income, Inc.	(4)	Non Traded Company	800.00	5,608	5,360	0.01
Phillips Edison & Company, Inc	(4)	Non Traded Company	57,695.27	419,976	534,258	0.62
Phillips Edison Grocery Center REIT II, Inc.	(4)	Non Traded Company	13,845.24	203,263	257,383	0.30
Steadfast Income REIT	(4)	Non Traded Company	49,904.48	377,718	448,641	0.52
Strategic Realty Trust, Inc.	(4)	Non Traded Company	123,181.24	484,741	561,706	0.66
Summit Healthcare REIT, Inc.	(2)(4)(5)	Non Traded Company	1,293,278.16	1,729,182	2,043,379	2.39
The Parking REIT Inc.	(4)	Non Traded Company	13,045.00	164,282	182,760	0.21
Total Non Traded Company (1)				30,234,571	33,097,115	38.67

3100 Airport Way South LP	(4)	LP Interest	1.00	355,000	378,060	0.44
5210 Fountaingate, LP	(2)(4)	LP Interest	9.89	500,000	555,728	0.65
Addison NC, LLC	(2)(4)(5)	LP Interest	200,000.00	2,000,000	3,000,000	3.50
Arrowpoint Burlington LLC	(2)(4)	LP Interest	7.50	750,000	869,072	1.02
BR Axis West Investment Co. LLC	(4)	LP Interest	3,403,633.00	3,403,633	3,403,633	3.98
BR Cabrillo LLC	(4)(5)	LP Interest	346,723.32	104,942	86,681	0.10
Britannia Preferred Members, LLC -Class 2	(2)(4)(5)	LP Interest	150,000.00	1,500,000	2,547,000	2.98
Capitol Hill Partners, LLC	(2)(4)	LP Interest	190,000.00	1,900,000	1,919,000	2.24
CRP I Roll Up, LLC	(4)	LP Interest	4,500,000.00	4,500,000	4,672,350	5.46
CRP III Roll Up, LLC	(4)	LP Interest	6,000,000.00	6,000,000	6,101,400	7.13
MPF Pacific Gateway - Class B	(2)(4)(5)	LP Interest	23.20	6,287	6,613	0.01
Redwood Mortgage Investors VIII	(4)	LP Interest	56,300.04	29,700	37,158	0.04
Rosewood Hillsboro Holdings, LLC	(4)	LP Interest	3,200,000.00	1,300,000	1,300,000	1.52
Satellite Investment Holdings, LLC - Class A	(4)	LP Interest	22.00	2,200,000	2,200,000	2.57
Secured Income, LP	(2)(4)(5)	LP Interest	64,670.00	316,890	320,763	0.37
The Weatherly Building, LLC	(4)(5)	LP Interest	17.50	392,000	1,784,033	2.08
The Weatherly, LTD	(4)(5)	LP Interest	60.00	672,000	3,058,343	3.57
Uniprop Manufactured Housing Income Fund II, LP	(4)	LP Interest	155,070.00	647,225	1,445,252	1.69
Total LP Interest				26,577,677	33,685,086	39.35

Coastal Realty Business Trust, REEP, Inc. - A	(2)(4)(5)	Investment Trust	72,320.00	49,901	41,222	0.05
Total Investment Trust				49,901	41,222	0.05

OrCal and MIC Promissory Note	(4)	Note		1,100,000	1,100,000	1.29
Total Note				1,100,000	1,100,000	1.29

Total Investments				$64,614,965	$74,584,506	87.14
(1) Investments primarily in non-traded public REITs or their successors.
(2) Investments in affiliated companies. See additional disclosures in note 5.
(3) Non-qualifying assets under Section 55(a) of the 1940 Act. As of June 30, 2018, the total percentage of non-qualifying assets is 7.44%, and as a business development company non-qualifying assets may not exceed 30% of our total assets.

(4) Investments in illiquid securities, or securities that are not traded on a national exchange. As of June 30, 2018, 75.84% of the Company's total assets are in illiquid securities.
(5) Investments in non-income producing securities. As of June 30, 2018, 21.96% of the Company's total assets are in non-income producing securities.
The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

MacKenzie Realty Capital, Inc.
Consolidated Statements of Operations

	Year Ended June 30,
	2019	2018	2017
Investment income
Non-controlled/non-affiliated investments:
Dividend and operational/sales distributions	$8,995,648	$4,673,414	$4,170,379
Interest and other income	374,121	457,835	35,413
Affiliated investments:
Dividend and operational/sales distributions	1,549,329	157,116	529,378
Controlled investments:
Dividend and operational/sales distributions	960,192	1,690,000	35,414
Total investment income	11,879,290	6,978,365	4,770,584

Operating expenses
Base management fee (note 5)	2,206,227	1,725,173	1,267,074
Portfolio structuring fee (note 5)	707,589	690,220	578,890
Subordinated incentive fee (reversal) (note 5)	1,789,870	1,092,351	232,198
Administrative cost reimbursements (note 5)	570,667	432,000	220,000
Transfer agent cost reimbursements (note 5)	23,333	-	-
Amortization of deferred offering costs	556,165	374,115	314,826
Professional fees	145,112	206,631	232,419
Directors' fees	64,500	65,000	60,000
Printing and mailing	58,774	38,992	29,217
Other general and administrative	126,295	123,253	101,354
Total operating expenses	6,248,532	4,747,735	3,035,978

Net investment income before taxes	5,630,758	2,230,630	1,734,606
Income tax provision (benefit) - (note 2)	(13,348)	3,431	800
Net investment income	5,644,106	2,227,199	1,733,806

Realized and unrealized gain (loss) on investments
Net realized gain (loss)
Non-controlled/non-affiliated investments	1,197,788	2,744,629	1,596,367
Controlled investments	6,262	(52,856)	-
Total net realized gain (loss)	1,204,050	2,691,773	1,596,367
Net unrealized gain (loss)
Non-controlled/non-affiliated investments	(5,474,933)	4,765,578	1,287,560
Affiliated investments	621,817	613,578	-
Controlled investments	890,467	467,683	735,509
Total net unrealized gain (loss)	(3,962,649)	5,846,839	2,023,069

Total net realized and unrealized gain (loss) on investments	(2,758,599)	8,538,612	3,619,436

Net increase (decrease) in net assets resulting from operations	$2,885,507	$10,765,811	$5,353,242

Net increase (decrease) in net assets resulting from operations per share	$0.29	$1.45	$1.03

Weighted average common shares outstanding	9,951,816	7,440,841	5,183,166

The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

MacKenzie Realty Capital, Inc.
Consolidated Statements of Changes in Net Assets

	Year Ended June 30,
	2019	2018	2017
Operations
Net investment income	$5,644,106	$2,227,199	$1,733,806
Net realized gain (loss)	1,204,050	2,691,773	1,596,367
Net unrealized gain (loss)	(3,962,649)	5,846,839	2,023,069
Net increase (decrease) in net assets resulting from operations	2,885,507	10,765,811	5,353,242

Dividends
Dividends to stockholders	(7,237,635)	(6,759,484)	(4,046,021)

Capital share transactions
Issuance of common stock	23,244,171	23,007,310	19,296,300
Issuance of common stock through reinvestment of dividends	3,006,069	2,340,042	1,903,677
Redemption of common stock	(2,368,035)	(1,454,120)	(915,267)
Selling commissions and fees	(2,010,015)	(2,293,765)	(1,934,597)
Net increase in net assets resulting from capital share transactions	21,872,190	21,599,467	18,350,113

Total increase in net assets	17,520,062	25,605,794	19,657,334

Net assets at beginning of the period	85,595,319	59,989,525	40,332,191

Net assets at end of the period	$103,115,381	$85,595,319	$59,989,525
The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

MacKenzie Realty Capital, Inc.
Consolidated Statements of Cash Flows

	Year Ended June 30,
	2019	2018	2017

Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,885,507	$10,765,811	$5,353,242
Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Proceeds from sale of investments, net	57,437,720	43,866,485	27,557,799
Return of capital	19,019,276	17,189,743	2,167,246
Purchase of investments	(107,876,237)	(79,216,595)	(34,814,364)
Net realized gain on investments	(1,204,050)	(2,691,773)	(1,596,367)
Net unrealized (gain) loss on investments	3,962,649	(5,846,839)	(2,023,069)
Amortization of deferred offering costs	556,165	374,115	243,808
Changes in assets and liabilities:
Accounts receivable	2,708,225	(3,637,478)	(1,801,859)
Other assets	180,875	(185,716)	118,415
Payment of deferred offering costs	(709,871)	(416,922)	(487,615)
Accounts payable and accrued liabilities	198,907	(53,507)	1,737
Income tax payable	(37,153)	37,153	-
Due to related entities	658,857	1,219,019	357,788
Deferred tax liability	(3,518)	(41,845)	-
Net cash from operating activities	(22,222,648)	(18,638,349)	(4,923,239)

Cash flows from financing activities:
Borrowings on margin loan	-	6,012,413	-
Payments on margin loan	-	(6,012,413)	-
Proceeds from issuance of common stock	23,244,171	23,007,310	19,296,300
Redemption of common stock	(2,368,035)	(1,454,120)	(915,267)
Dividends to stockholders	(3,793,273)	(2,980,634)	(2,142,344)
Payment of selling commissions and fees	(2,045,661)	(2,184,880)	(2,002,773)
Change in capital pending acceptance	21,865	(1,156,790)	186,600
Net cash from financing activities	15,059,067	15,230,886	14,422,516

Net increase (decrease) in cash and cash equivalents	(7,163,581)	(3,407,463)	9,499,277

Cash and cash equivalents at beginning of the period	8,442,249	11,849,712	2,350,435

Cash and cash equivalents at end of the period	$1,278,668	$8,442,249	$11,849,712

Non-cash financing activities:
Issuance of common stock through reinvestment of dividends	$3,006,069	$2,340,042	$1,903,677

Supplemental disclosures:
Taxes paid	$2,500	$20,026	$800
The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

MacKenzie Realty Capital, Inc.
Notes to Consolidated Financial Statements
June 30, 2019

NOTE 1 – PRINCIPAL BUSINESS AND ORGANIZATION

MacKenzie Realty Capital, Inc. (the "Parent Company," together with its subsidiary as discussed below, the "Company") was incorporated under the general corporation laws of the State of Maryland on January 25, 2012. It is a non-diversified, closed-end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). MacKenzie Realty Capital, Inc. The Parent Company has elected to be treated as a real estate investment trust ("REIT") as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Company is authorized to issue 100,000,000 shares, of which (i) 80,000,000 are designated as Common Stock, with a $0.0001 par value per share; and (ii) 20,000,000 are designated as Preferred Stock, with a $0.0001 par value per share. The Company commenced its operations on February 28, 2013, and its fiscal year-end is June 30.

The Parent Company filed its initial registration statement in June 2012 with the Securities and Exchange Commission ("SEC") to register the initial public offering (“IPO”) of 5,000,000 shares of the its common stock. The IPO commenced in January 2014 and concluded in October 2016. In August 2016, the Company filed a second registration statement with the SEC to register a subsequent public offering of 15,000,000 shares of its common stock”) that was declared effective by the SEC on December 20, 2016, and the offering commenced shortly thereafter.

The Parent Company’s wholly owned subsidiary, MRC TRS, Inc., (“TRS”) was incorporated under the general corporation laws of the State of California on February 22, 2016, and operates as a taxable REIT subsidiary. TRS started its operation on January 1, 2017, and the financial statements of TRS have been consolidated with the Parent Company beginning with the year ended June 30, 2017. On December 20, 2017, a wholly owned subsidiary of TRS, MacKenzie NY Real Estate 2 Corp., (“MacKenzie NY 2”), was formed for the purpose of making certain limited investments in New York companies. The financial statements of MacKenzie NY 2 have been consolidated with the Company beginning with the quarter ended March 31, 2018.

The Company is externally managed by MacKenzie Capital Management, LP ("MacKenzie") under the administration agreement dated and effective as of February 28, 2013 (the "Administration Agreement"). MacKenzie manages all of the Company's affairs except for providing investment advice. The Company is advised by MCM Advisers, LP (the "Adviser") under the advisory agreement amended and restated effective October 1, 2017, and subsequently amended October 23, 2018 (the "Amended and Restated Investment Advisory Agreement”). The Company pursues a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies generally owning commercial real estate.  These companies are likely to be non-traded REITs, small-capitalization publicly traded REITs, public and private real estate limited partnerships, limited liability companies, and tenancies-in-common.

As of June 30, 2019, the Company has raised approximately $107.64 million from the public offerings, including proceeds from the Company’s dividend reinvestment plan ("DRIP") of approximately $8.27 million. Of the total capital raised as of June 30, 2019, approximately $6.26 million has been redeemed under the Company’s share repurchase program.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Consolidation Policy

The accompanying consolidated financial statements of the Company have been prepared in accordance with the instructions to Form 10-K and Regulation S-X. The Company follows the accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of the Company’s wholly owned consolidated subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Under the 1940 Act rules, regulations pursuant to Article 6 of Regulation S-X and Topic 946 of the Accounting Standards Codification, as amended (the "ASC"), of the Financial Accounting Standards Board ("FASB"), Financial Services-Investment Companies, the Company is precluded from consolidating portfolio company investments, including those in which the Company has a controlling interest, unless the portfolio company is an investment company. An exception to this general principle occurs if the Company owns a controlled operating company whose purpose is to provide services to the Company such as an investment adviser or transfer agent. None of the Company’s investments qualifies for this exception. Therefore, the Company’s portfolio company investments, including those in which the Company has a controlling interest, are carried on the consolidated statements of assets and liabilities at fair value with changes to fair value recognized as “Net Unrealized gain (loss)” on the Consolidated Statements of Operations until the investment is realized, usually upon exit, resulting in any gain or loss on exit being recognized as a realized gain or loss. However, in the event that any controlled subsidiary exceeds the tests of significance set forth in Rules 3-09 or 4-08(g) of Regulation S-X, the Company will include required financial information for such subsidiary in the notes or as an attachment to its consolidated financial statements.

Reclassifications

Certain amounts in the consolidated statements of assets and liabilities as of June 30, 2018 related to non-controlled/non-affiliated investments have been reclassified as affiliated or controlled investments to conform to the presentation as of June 30, 2019. In addition, the corresponding investment income, net realized gains (losses) and net unrealized gains (losses) from those non-controlled/non-affiliated investments have been reclassified to respective line items under affiliated or controlled investments in the consolidated statements of operations for the year ended June 30, 2018.

Use of Estimates

The preparation of consolidated financial statements requires management to make estimates and assumptions that affect reported asset values, liabilities, revenues, expenses and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change, and actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation ("FDIC") up to certain limits. At times the cash balances held in financial institutions by the Company may exceed these insured limits. Cash and cash equivalents are carried at cost which approximates fair value. There were no cash equivalents held as of June 30, 2019, and 2018.

Organization and Deferred Offering Costs

Organization costs include, among other things, the cost of legal services pertaining to the organization and incorporation of the business, incorporation fees and audit fees relating to the IPO and the initial statement of assets and liabilities. These costs are expensed as incurred. Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statements and pre- and post-effective amendments. Offering costs are capitalized as deferred offering costs as incurred by the Company and subsequently amortized to expense over a twelve-month period. Any deferred offering costs that have not been amortized upon the expiration or earlier termination of an offering will be accelerated and expensed upon such expiration or termination.

In August 2016, the Company filed the second registration statement with the SEC to register a public offering of 15,000,000 shares of the Company's common stock. The offering costs incurred in connection with this public offering through June 30, 2019 and 2018 were $1,685,426 and $975,555, respectively. These offering costs are deferred and expensed over a twelve-month period beginning from the date the registration was declared effective by the SEC. Amortization of these deferred costs for the year ended June 30, 2019, 2018 and 2017 were $556,165, $374,115 and 314,826, respectively. The offering costs incurred and paid by the Company in excess of $1,650,000 on this public offering will be reimbursed by the Adviser except to the extent the full 10.0% in broker fees are not incurred. In such case, the difference will be available to be paid or reimbursed by the Company to brokers for marketing expenses or other non‑cash compensation. The amounts reimbursable by the Adviser are discussed in Note 5.

Income Taxes and Deferred Tax Liability

The Parent Company has elected to be treated as a REIT for tax purposes under the Code and as a REIT, the Parent Company is not subject to federal income taxes on amounts that it distributes to the stockholders, provided that, on an annual basis, it distributes at least 90% of its REIT taxable income to the stockholders and meets certain other conditions. To the extent that the Parent Company satisfies the annual distribution requirement but distributes less than 100% of its taxable income, it is either subject to U.S. federal corporate income tax on its undistributed taxable income or 4% excise tax on catch-up distributions paid in the subsequent year. The Parent Company is also subject to tax on built-in gains it realizes during the first five years following REIT election. TRS is a taxable REIT subsidiary of the Company. Therefore, it is subject to federal and state income taxes.

The Parent Company satisfied the annual dividend payment and other REIT requirements for the tax years ended December 31, 2018, 2017 and 2016. Therefore, the Parent Company did not incur any tax expense or excise tax for those years. In addition, for the tax year ended December 31, 2019, The Parent Company intends to pay the requisite dividends to stockholders such that The Parent Company would not pay any income taxes on its income. Therefore, The Parent Company did not record any income tax provisions during the years ended June 30, 2019, 2018, and 2017.

The income tax provision (benefit) amounts in the consolidated statements of operation for the years ended June 30, 2019, 2018 and 2017, relate to The Parent Company’s built-in gain tax adjustments and TRS’ income tax provisions as follows:
	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017

MacKenzie Realty Capital, Inc - built-in gain tax adjustments	$(13,348)	$(3,292)	$-
MRC TRS, Inc - income tax expenses	-	6,723	800

Total Income Tax Provision (Benefit)	$(13,348)	$3,431	$800

The built-in gain tax adjustment amounts are the differences between the actual and the estimated tax liabilities on the built-in gains realized during the year. Prior to the effective date of its REIT election, The Parent Company had net unrealized built-in gains of $239,595, for which The Parent Company recorded an estimated tax liability of $95,431 as of December 31, 2013. Accordingly, in each subsequent period, the Parent Company only recorded the difference between the actual and estimated tax on the built-in gains it realized during the year as income tax expense or benefit. All unrealized built-in gains after December 31, 2018 were not taxable as the five-year period following the REIT election date ended on December 31, 2018. Therefore, the remaining deferred tax liabilities on the unrealized built-in gains were reversed as of June 30, 2019. The remaining net unrealized built-in gains, which were subject to tax, as of June 30, 2018 were $8,025 and the deferred tax liabilities relating to those net unrealized built-in gains were $3,518.

TRS is subject to corporate federal and state income tax on its taxable income at regular statutory rates. However, for the year ended June 30, 2019 and 2017, TRS did not have any taxable income; therefore, TRS did not record any income tax provisions. The income tax expense of $800 for the year ended June 30, 2017, was the minimum state tax paid by TRS. For the year ended June 30, 2018, it recorded an income tax provision of $6,723.

The Company follows ASC 740, Income Taxes, (“ASC 740”) to account for income taxes using the asset and liability method, under which deferred tax assets and liabilities are recognized for the future tax consequences attributable to the net unrealized investment gain (losses) on existing investments. In estimating future tax consequences, the Company considers all future events, other than enactments of changes in tax laws or rates. The effect on deferred tax assets and liabilities of a change in tax rates will be recognized as income or expense in the period of enactment. In addition, ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. As of June 30, 2019, and 2018, there were no uncertain tax positions. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Per share Information

Net increase or decrease in net assets resulting from operations per common share is calculated using the weighted average number of common shares outstanding for the periods presented.

Subsequent Events

Subsequent events are events or transactions that occur after the date of the consolidated statements of assets and liabilities but before the date the consolidated financial statements are available to be issued. Subsequent events that provide additional evidence about conditions that existed at the date of the consolidated statements of assets and liabilities are considered in the preparation of the consolidated financial statements presented herein. Subsequent events that occur after the date of the consolidated statements of assets and liabilities that do not provide evidence about the conditions that existed as of the date of the consolidated statements of net assets are considered for disclosure based upon their significance in relation to the Company's consolidated financial statements taken as a whole.

Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash, accounts receivable, due to affiliates, interest payable to affiliates and other accrued expenses and liabilities approximate the fair values of such items.

Revenue Recognition

Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost basis (adjusted for return of capital, if any) of the investment. Investments are disposed of on a first-in, first-out basis.

Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee’s underlying assets are evaluated by management and recorded as either investment income or as a reduction of cost basis (return of capital). Management determines the estimated fair value of the investment after the sale or refinance and compares this estimate to the adjusted cost basis of the investment. If the estimated fair value is higher than the adjusted cost basis, distributions are recorded as investment income. If the estimated fair value is lower than the adjusted cost basis, distributions are first recorded as return of capital to reduce the cost basis down to the estimated fair value. Distributions in excess of those recorded as return of capital are recorded as investment income.

Interest Income

Interest income is derived from the investments in notes and recorded on the accrual basis, which approximates the effective interest method, to the extent amounts are expected to be collected. Accrued interest is evaluated for collectability. When a debt security becomes 90 days or more past due and the Company does not expect the debtor to be able to service all of its debt or other obligations, the debt security will generally be placed on non-accrual status and the Company will cease recognizing interest income on that debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a debt security's status significantly improves with respect to the debtor's ability to service the debt or other obligations, or if a debt security is sold or written off, it will be removed from non-accrual status. As of June 30, 2019 and 2018, the Company did not have any investments that were more than 90 days past due or on non-accrual status. Additionally, the Company is not aware of any material changes to the creditworthiness of the borrowers underlying its debt investments.

Dividends and Distributions

Dividends (and distributions, if any) to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a quarterly dividend (or distribution, if any) is approved quarterly by the Board of Directors and is generally based upon management's estimate of the Company's earnings for the quarter.

Accounts Receivable

Accounts receivable represent dividends, distributions and sales proceeds recognized in accordance with our revenue recognition policy but not yet received as of the date of the consolidated financial statements. The amounts are generally fully collectible as they are recognized based on completed transactions. The Company monitors and adjusts its receivables and those deemed to be uncollectible are written-off only after all reasonable collection efforts are exhausted. All accounts receivable outstanding as of June 30, 2019, and 2018, are deemed fully collectible.

Capital Pending Acceptance

The Company admits new stockholders monthly and subscriptions are effective only upon the Company's acceptance. Any gross proceeds received from subscriptions which are not accepted as of the period-end are classified as capital pending acceptance in the consolidated statements of assets and liabilities. As of June 30, 2019 and 2018, capital pending acceptance were $668,165 and $646,300, respectively.

Recent Accounting Pronouncements:

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014‑09, Revenue from Contracts with Customers (Topic 606). ASU 2014‑09 supersedes the revenue recognition requirements under ASC 605, Revenue Recognition, and most industry‑specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. All of the Company’s income is not within the scope of ASU 2014-09. As a result, the Company’s timing of its revenue recognition remains the same and the adoption of the standard did not have any impact on the Company’s consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities which amends the guidance related to the classification and measurement of investments in equity securities. The guidance requires equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income. The ASU will also amend the guidance related to the presentation of certain fair value changes for financial liabilities measured at fair value and certain disclosure requirements associated with the fair value of financial instruments. For public companies, this ASU is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The adoption of this new accounting standard did not have a material impact on the Company’s consolidated financial statements.

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU No. 2016-15 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The adoption of this new accounting standard did not have a material impact on the Company’s consolidated financial statements.

In August 2018, the FASB issued guidance which changes the fair value disclosure requirements. The new guidance includes new, eliminated and modified fair value disclosures. Among other requirements, the guidance requires disclosure of the range and weighted average of the significant unobservable inputs for Level 3 fair value measurements and the way it is calculated. The guidance also eliminated the following disclosures: (1) amount and reason for transfers between Level I and Level II, (2) policy for timing of transfers between levels of the fair value hierarchy and (3) valuation processes for Level 3 fair value measurement. The guidance is effective for all entities for interim and annual periods beginning after December 15, 2019. Early adoption is permitted upon issuance of the guidance. The adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial statements.

SEC Disclosure Update and Simplification

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. As a result of the amendments, we are required to present a reconciliation of changes in stockholders’ equity in the notes or as a separate statement. This analysis should reconcile the beginning balance to the ending balance of each caption in stockholders’ equity for each period for which an income statement is required to be filed and comply with the remaining content requirements of Rule 3-04 of Regulation S-X. In October 2018, the SEC announced that this final rule will become effective on November 5, 2018. In light of the timing of effectiveness of the amendments and proximity of effectiveness to the filing date for most filers’ quarterly reports, the SEC staff commented that it would not object if the first presentation of the changes in shareholders’ equity is included in a filer’s Form 10-Q for the quarter that begins after the effective date of the amendments. Accordingly, the Company changed the periods presented in the consolidated statements of changes in net assets beginning our third quarter ended March 31, 2019.

Valuation of Investments

The Company's consolidated financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Company develops fair values for investments based on available inputs which could include pricing that is observed in the marketplace.

Examples of market information that the Company attempts to obtain include the following:

•
Recently quoted trading prices for the same or similar securities;
•
Recent purchase prices paid for the same or similar securities;
•
Recent sale prices received for the same or similar securities;
•
Relevant reports issued by industry analysts and publications; and
•
Other relevant observable and unobservable inputs, including liquidity discounts.

After considering all available indications of the appropriate rate of return that market participants would require, the Company considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The real estate securities in which the Company invests are, due to the absence of an efficient market, generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly changed from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recently quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Company may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Company to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Company is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Fair Value Measurements

GAAP establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.
Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Company does not adjust the quoted price for these investments even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair values for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had an active market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement, in its entirety, requires judgment and considers factors specific to the investment.

NOTE 3 –INVESTMENTS

The following table summarizes the composition of the Company's investments at cost and fair value as of June 30, 2019 and 2018:

	June 30, 2019		June 30, 2018
Asset Type	Cost	Fair Value	Cost	Fair Value
Publicly Traded Companies	$2,186,682	$2,151,006	$6,652,816	$6,661,083
Non Traded Companies	33,844,099	35,641,290	30,234,571	33,097,115
LP Interests	61,157,573	65,413,799	26,577,677	33,685,086
Investment Trust	49,901	39,053	49,901	41,222
Note	-	-	1,100,000	1,100,000
Total	$97,238,255	$103,245,148	$64,614,965	$74,584,506

The following table presents fair value measurements of the Company's investments measured at fair value on a recurring basis as of June 30, 2019, according to the fair value hierarchy:
Asset Type	Total	Level I	Level II	Level III
Publicly Traded Company	$2,151,006	$2,151,006	$-	$-
Non Traded Companies	35,641,290	-	-	35,641,290
LP Interests	65,413,799	-	-	65,413,799
Investment Trust	39,053	-	-	39,053
Total	$103,245,148	$2,151,006	$-	$101,094,142

The following table presents fair value measurements of the Company's investments measured at fair value on a recurring basis as of June 30, 2018, according to the fair value hierarchy:

Asset Type	Total	Level I	Level II	Level III
Publicly Traded Companies	$6,661,083	$6,661,083	$-	$-
Non Traded Companies	33,097,115	-	-	33,097,115
LP Interests	33,685,086	-	-	33,685,086
Investment Trust	41,222	-	-	41,222
Notes	1,100,000	-	-	1,100,000
Total	$74,584,506	$6,661,083	$-	$67,923,423

The following is a reconciliation of the beginning and ending balances for investments measured at fair value on a recurring basis using significant unobservable inputs (Level III) for the year ended June 30, 2019:

Balance at July 1, 2018	$67,923,423
Purchases of investments	76,131,760
Transfers to Level I	(1,991,230)
Proceeds from sales, net	(21,260,960)
Return of capital	(19,019,275)
Net realized gains	3,229,130
Net unrealized losses	(3,918,706)
Ending balance at June 30, 2019	$101,094,142

The transfers from Level III to Level I category during the year ended June 30, 2019, relates to changes in tradability of the securities in an active market due to two of the Company's investments converting from non-traded REIT shares to publicly traded REIT shares. Transfers are assumed to have occurred at the beginning of the year.

The following is a reconciliation of the beginning and ending balances for investments measured at fair value on a recurring basis using significant unobservable inputs (Level III) for the year ended June 30, 2018:

Balance at July 1, 2017	$31,023,069
Purchases of investments	58,499,649
Proceeds from sales, net	(14,261,719)
Return of capital	(16,732,280)
Net realized gains	3,532,832
Net unrealized gains	5,861,872
Ending balance at June 30, 2018	$67,923,423

For the year ended June 30, 2019, changes in unrealized loss included in earnings relating to Level III investments still held at June 30, 2019, was $2,008,334. For the year ended June 30, 2018, changes in unrealized gain included in earnings relating to Level III investments still held at June 30, 2018, was $7,494,696.

The following table shows quantitative information about significant unobservable inputs related to the Level III fair value measurements used at June 30, 2019:

Asset Type	Fair Value	Primary Valuation Techniques	Unobservable Inputs Used	Range	Wt. Average

Non Traded Companies	$ 1,010,852	Direct Capitalization Method	Capitalization rate	6.3% - 6.9%	6.9%
			Liquidity discount	19.0% - 34.0%	20.7%
Non Traded Companies	670,801	Discounted Cash Flow	Discount rate	24.0%
			Discount term (months)	28.0
Non Traded Companies	107,660	Estimated Liquidation Value	Sponsor provided value
			Liquidity discount	12.0% - 70.0%	23.5%
Non Traded Companies	33,851,977	Market Activity	Secondary market industry publication

LP Interests	26,798,895	Direct Capitalization Method	Capitalization rate	4.2% - 7.3%	5.3%
			Liquidity discount	19.0% - 25.0%	19.4%
LP Interests	27,636,406	Discounted Cash Flow	Discount rate	15.0% - 30.0%	17.8%
			Discount term (months)	18.0 - 24.0	19.4
LP Interests	250,178	Estimated Liquidation Value	Sponsor provided value
			Underlying contracted agreement
			Liquidity discount	19.0% - 34.0%	33.2%
LP Interests	10,728,320	Market Activity	Acquisition Cost
			Book value of underlying loans
			Liquidity discount	19.0% - 30.0%	19.4%

Investment Trust	39,053	Direct Capitalization Method	Capitalization rate	6.0%
			Liquidity discount	25.0%
	$ 101,094,142

The following table shows quantitative information about significant unobservable inputs related to the Level III fair value measurements used at June 30, 2018:
Asset Type	Fair Value	Primary Valuation Techniques	Unobservable Inputs Used	Range	Wt. Average

Non Traded Companies	$ 28,675,305	Market Activity	Acquisition Cost
			Secondary market industry publication
			Contracted sale price of security

Non Traded Companies	4,421,810	Net Asset Value (1)	Capitalization rate	8.0% - 8.9%	8.6%
			Liquidity discount	10.0% - 64.0%	25.4%
			Sponsor provided value

LP Interests	4,703,633	Market Activity	Acquisition Cost

LP Interests	12,973,750	Discounted Cash Flow	Underlying note discount rate	15%
			Discount term (months)	30.0

LP Interests	16,007,703	Net Asset Value (1)	Capitalization rate	5.4% - 8.0%	5.6%
			Discount rate	20.0% - 30.0%	25.4%
			Liquidity discount	6.0% - 50.0%	11.9%
			Discount term (months)	4.0 - 13.0	8.9
			Sponsor provided value
			Contracted sale price of underlying property

Investment Trust	41,222	Net Asset Value (1)	Capitalization rate	6.00%
			Liquidity discount	25.0%

Note	1,100,000	Discounted Cash Flow	Discount rate	24.0%
			Discount term (months)	2.0
	$ 67,923,423

Valuation Technique Terms:
(1)
The net asset value of the issuer's shares was calculated by the Company.

Unconsolidated Significant Subsidiaries

Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, we must determine which of our unconsolidated controlled investments are considered “significant subsidiaries,” if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the investment test, the asset test, and the income test. Rule 3-09 of Regulation S-X requires separate audited financial statements for any unconsolidated majority-owned subsidiary in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceeds 10%.

As of June 30, 2019, and 2018, none of our investments was considered a significant subsidiary under Rule 3-09 and 4-08(g).

NOTE 4—MARGIN LOANS

The Fund has a brokerage account through which it buys and sells publicly traded securities. The provisions of the account allow the Company to borrow on certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate payable monthly. Securities pledged to secure margin balances cannot be specifically identified as a portion of all securities held in a brokerage account are used as collateral. As of June 30, 2019, the Company had $18,126 of margin credit available for cash withdrawal or the ability to purchase up to $60,419 in additional publicly-traded securities. As of June 30, 2018, the Company had $10,946,343 of margin credit available for cash withdrawal or the ability to purchase up to $22,198,676 in additional publicly-traded securities. As of June 30, 2019, and 2018, there was no loan outstanding under this short-term credit line.

NOTE 5 –RELATED PARTY TRANSACTIONS

Amended and Restated Investment Advisory Agreement:

Under the Amended and Restated Investment Advisory Agreement, the Company will pay the Adviser a fee for its services consisting of three components — a portfolio structuring fee, a base management fee, and a subordinated incentive fee.

The portfolio structuring fee is for the Adviser's initial work performed in identifying, evaluating and structuring the acquisition of assets. The fee equals 3.0% of the gross invested capital (“Gross Invested Capital”), which equals the number of shares issued, multiplied by the offering price of the shares sold ($10.00, regardless of whether or not shares were issued with volume or commission discounts), plus any borrowed funds. These services are performed on an ongoing basis in anticipation of deploying new capital, generally within 15 days of the receipt of capital.  Therefore, this fee is expensed in the period the capital is accepted.

The base management fee is calculated based on the Company's Gross Invested Capital plus any borrowing for investment purposes. The base management fees range from 1.5% to 3.0%, depending on the level of Gross Invested Capital.

The subordinated incentive fee has two parts—income and capital gains. The incentive fee components (other than during liquidation) are designed so that neither the income incentive fee nor the capital gains incentive fee is payable to the Adviser unless our stockholders have first received dividends at a rate of at least 7.0% per annum for the relevant measurement period (a fiscal quarter, for the income incentive fee; a fiscal year, for the capital gains incentive fee).

The income incentive fee (the “Income Fee”) is calculated and payable quarterly in arrears as follows: (i) the sum of preliminary net investment income for each fiscal quarter since the effective date of the Amended and Restated Investment Advisory Agreement (October 1, 2017) exceeding  7% of the “Contributed Capital” (which equals the number of shares issued multiplied by the maximum public offering price at the time such shares were sold, regardless of whether or not shares were issued with volume or commission discounts or through the DRIP, as such amount is computed from time to time) on an annualized basis up to 8.75% of Contributed Capital;  and (ii)  20.0% of our preliminary net investment income for each fiscal quarter after the effective date exceeding  8.75% of Contributed Capital at an annualized rate; minus (iii) the sum of all previously paid income incentive fees since the effective date, plus (iv) any incremental income incentive fee payable resulting from the reanalysis after calculation of the capital gains incentive fee.

The capital gains incentive fee (the “Capital Gains Fee”) is calculated and payable in arrears as of the end of each fiscal year as follows: (i) the sum of all "capital gains" (calculated as net realized capital gains less unrealized capital depreciation) for each fiscal year after the effective date exceeding 7% of the Contributed Capital on an annualized basis up to 8.75% of Contributed Capital, which thresholds are reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income);  and (ii)  20.0% of all capital gains for each fiscal quarter after the effective date exceeding  8.75% of Contributed Capital at an annualized rate, which threshold is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income); minus (iii) the sum of all previously paid income incentive fees since the effective date and prior to the end of such fiscal year; less (iv) the aggregate amount of all capital gains incentive fees paid in prior fiscal years ending after the effective date. To the extent that such calculation would result in a capital gains incentive fee that exceeds 20% of all realized capital gains for the measurement period, the capital gains incentive fee shall be capped so that under no circumstance does it exceed 20% of the realized capital gains for the measurement period.

The portfolio structuring fees for the years ended June 30, 2019, 2018, and 2017 were $707,589, $690,220, and $578,890, respectively.

The base management fee is calculated on a quarterly basis at the end of each quarter based on the quarter ended Gross Invested Capital and is payable in arrears. The base management fees for the years ended June 30, 2019, 2018, and 2017, were $2,206,227, $1,725,173 and $1,267,074, respectively. These base management fees were based on the following quarter ended Gross Invested Capital segregated in three columns based on the fee annual percentages:

Base Management Fee Annual %	3.0%	2.0%	1.5%	Total Gross Invested Capital

For the Year Ended June 30, 2019
Quarter ended:
September 30, 2018	$20,000,000	$72,435,844	$-	$92,435,844
December 31, 2018	20,000,000	78,322,307	-	98,322,307
March 31, 2019	20,000,000	80,000,000	4,719,872	104,719,872
June 30, 2019	20,000,000	80,000,000	9,263,200	109,263,200

For the Year Ended June 30, 2018
Quarter ended:
September 30, 2017	$20,000,000	$47,783,337	$-	$67,783,337
December 31, 2017	20,000,000	53,814,885	-	73,814,885
March 31, 2018	20,000,000	58,474,911	-	78,474,911
June 30, 2018	20,000,000	64,961,416	-	84,961,416

For the Year Ended June 30, 2017
Quarter ended:
September 30, 2016	$20,000,000	$27,483,207	$-	$47,483,207
December 31, 2016	20,000,000	30,127,836	-	50,127,836
March 31, 2017	20,000,000	34,835,982	-	54,835,982
June 30, 2017	20,000,000	40,967,729	-	60,967,729

For the year ended June 30, 2019, the Company incurred $1,789,870 of the Capital Gains Fee; however, did not incur the Income Fee. For the year ended June 30, 2018, the Company incurred $277,691 of the income incentive fees and $814,660 of the capital gains incentive fees. For the year ended June 30, 2017, the Company incurred the capital gains incentive fees of $232,198; however, did not incur the income incentive fee.

Organization and Offering Costs Reimbursement:

As provided in the Investment Advisory Agreement and the prospectus of the Company, offering costs incurred and paid by the Company in excess of $1,650,000 on the second public offering will be reimbursed by the Adviser except to the extent the full 10.0% in broker fees are not incurred. In such case, the difference will be available to be paid or reimbursed by the Company to brokers for marketing expenses or other non‑cash compensation. As of June 30, 2019, the marketing expenses or non-cash compensation that was available to be paid or reimbursed to brokers that the Adviser was not required to reimburse the Company was $316,400. Accordingly, the offering cost in excess of $1,966,400 will be reimbursed by the Adviser to the Company. The cumulative offering costs incurred in connection with this public offering as of June 30, 2019 and 2018 were $1,685,426 and $975,555, respectively, both of which were below the reimbursement threshold of $1,966,400. Therefore, there were no amounts reimbursable from the Adviser as of June 30, 2019 and 2018. Of the total offering costs incurred by the Company during the year ended June 30, 2019 and 2018, MacKenzie had paid on behalf of the Company in the amounts of $550,908 and $237,149, respectively. Of those amounts paid by MacKenzie, as of June 30, 2019 and 2018, the Company had not reimbursed MacKenzie in the amounts of $116,115 and $237,149, respectively. Therefore, those amounts were recorded as payable to MacKenzie and included as a part of due to related entities in the statements of assets and liabilities as of June 30, 2019 and 2018.

Administration Agreement:

Under the Administration Agreement, the Company reimburses MacKenzie for its allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing the Company with other administrative services, subject to the Independent Directors' approval. In addition, the Company reimburses MacKenzie for the fees and expenses associated with performing compliance functions, and its allocable portion of the compensation of the Company's Chief Financial Officer, Chief Compliance Officer, Director of Accounting and Financial Reporting, and any administrative support staff.

Effective November 1, 2018, transfer agent services are also provided by MacKenzie inhouse and the costs incurred by MacKenzie in providing the services are reimbursed by the Company. No fee (only cost reimbursement) is being paid by the Company to MacKenzie for this service.

The administrative cost reimbursements for the years ended June 30, 2019, 2018, and 2017, were $570,667, $432,000 and $220,000, respectively. Transfer agent services cost reimbursement for the year ended June 30, 2019 was $23,333.

The table below outlines the related party expenses incurred for the years ended June 30, 2019, 2018, and 2017, and unpaid as of June 30, 2019, and 2018.

	Incurred For The Year Ended			Unpaid as of
Types and Recipient	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2019		June 30, 2018

Base Management fees- the Adviser	$2,206,227	$1,725,173	$1,267,074	$584,737		$474,807
Portfolio Structuring fee- the Adviser	707,589	690,220	578,890	-		-
Subordinated Incentive fee - the Adviser	1,789,870	1,092,351	232,198	1,789,870		1,092,351
Administrative Cost Reimbursements- MacKenzie	570,667	432,000	220,000	-		-
Transfer agent cost reimbursements - MacKenzie	23,333	-	-	(30,000)	(3)	-
Organization & Offering Cost (2) - MacKenzie	550,908	237,149	-	116,115		237,149
Other expenses (1)- MacKenzie				5,163		2,721

Due to related entities				$2,465,885		$1,807,028

(1)
Expenses paid by MacKenzie to third parties on behalf of the Company to be reimbursed.
(2)
Offering costs paid by MacKenzie- discussed in Note 5 under organization and offering costs reimbursements. These are amortized over twelve-month period as discussed in Note 2.
(3)
Transfer agent cost reimbursements for the period of November 1, 2018 through March 14, 2019 that MacKenzie refunded in July 2019.

Controlled or Affiliated Investments:

Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2019, the Company is deemed to be either “affiliated” with, or in “control” of, the below portfolio companies despite the fact that the Company does not have the power to exercise control over the management or policies of these portfolio companies.

June 30, 2019:

Name of issuer and title of issue		Fair Value at June 30, 2018	Gross Additions	Gross Reductions (1)	Net Realized Gains (losses)	Net Change in Unrealized Gains/(Losses)	Fair Value at June 30, 2019	Interest/Dividend/Other income Year Ended June 30, 2019

Affiliated Investments:
5210 Fountaingate, LP	(2)	$555,728	$-	$-	$-	$(3,035)	$552,693	$18,124
Arrowpoint Burlington LLC	(2)	869,072	-	-	-	219,838	1,088,910	83,333
BP3 Affliliate, LLC		-	1,350,000	-	-	-	1,350,000	-
BR Desota Investment Co, LLC		-	4,250,000	-	-	-	4,250,000	205,560
BR Quinn35 Investment Co, LLC		-	4,000,000	-	-	-	4,000,000	69,056
FSP Energy Tower I Corp. Liquidating Trust	(2)	301,373	415,374	(661,307)	-	2,126	57,566	1,080,192
FSP Satellite Place	(2)	499,140	151,169	-	-	62,276	712,585	-
Lakemont Partners, LLC		-	1,000,000	-	-	7,700	1,007,700	4,381
MPF Pacific Gateway - Class B		6,613	-	-	-	703	7,316	-
Secured Income, LP	(2)	320,763	-	-	-	(18,754)	302,009	-
Summit Healthcare REIT, Inc.	(2)	2,043,379	193,066	-	-	350,963	2,587,408	88,683

		$4,596,068	$11,359,609	$(661,307)	$-	$621,817	$15,916,187	$1,549,329
Controlled Investments:
Addison NC, LLC	(2)	$3,000,000	$-	$-	$-	$600,000	$3,600,000	$-
Addison Property Member, LLC		-	7,316,326	-	-	(1,471)	7,314,855	598,191.00
Bandon PV Holdings, LLC		-	5,250,000	(5,256,262)	6,262	-	-	173,390.00
Bishop Berkeley, LLC		-	4,050,000	-	-	1,013	4,051,013	23,011.00
BR Gate Investment Co, LLC		-	3,475,000	(3,475,000)	-	-	-	-
Britannia Preferred Members, LLC -Class 1		-	2,597,000	-	-	389,550	2,986,550	-
Britannia Preferred Members, LLC -Class 2	(2)	2,547,000	5,326,932	-	-	(115,017)	7,758,915	-
Capitol Hill Partners, LLC	(2)	1,919,000	-	-	-	(66,500)	1,852,500	-
Coastal Realty Business Trust, REEP, Inc. - A		41,222	-	-	-	(2,169)	39,053	-
Dimensions28 LLP		-	10,801,015	-	-	85,061	10,886,076	165,600.00

		$7,507,222	$38,816,273	$(8,731,262)	$6,262	$890,467	$38,488,962	$960,192

June 30, 2018:

Name of issuer and title of issue		Fair Value at June 30, 2017	Gross Additions	Gross Reductions (1)	Net Realized Gains (losses)	Net Change in Unrealized Gains/(Losses)	Fair Value at June 30, 2018	Interest/Dividend/Other income Year Ended June 30, 2018

Affiliated Investment:
5210 Fountaingate, LP	(2)	$511,730	$-	$-	$-	$43,998	$555,728	$37,994
Arrowpoint Burlington LLC	(2)	736,394	-	-	-	132,678	869,072	113,333
FSP Energy Tower I Corp.	(2)	270,177	9,150	-	-	22,046	301,373	-
FSP Satellite Place	(2)	193,117	200,278	-	-	105,745	499,140	5,000
Secured Income, LP	(2)	235,530	1,780	-	-	83,453	320,763	-
Summit Healthcare REIT, Inc.	(2)	822,636	994,389	-	-	226,354	2,043,379	-
MPF Pacific Gateway - Class B		7,309	-	-	-	(696)	6,613	789

		$2,776,893	$1,205,597	$-	$-	$613,578	$4,596,068	$157,116
Controlled Investments:
Addison NC, LLC	(2)	$2,400,000	$-	$-	$-	$600,000	$3,000,000	$-
Britannia Preferred Members, LLC -Class 2	(2)	2,017,500	-	-	-	529,500	2,547,000	-
Coastal Realty Business Trust, REEP, Inc. - A		30,374	-	-	-	10,848	41,222	-
Coastal Realty Business Trust, Series H2- A		3,783	-	(7,705)	(54,413)	58,335	-	-
Capitol Hill Partners, LLC	(2)	-	1,900,000	-	-	19,000	1,919,000	-
MC 15 Preferred Equity, LLC		3,250,000	-	(2,501,557)	1,557	(750,000)	-	1,690,000

		$7,701,657	$1,900,000	$(2,509,262)	$(52,856)	$467,683	$7,507,222	$1,690,000
(1)
Gross reductions include sales proceeds and return of capital distributions.
(2)
Investments that are now deemed affiliated or controlled, as defined under the Investment company Act of 1940, after the amendment to Article 6 of Regulation S-X became effective in November 2018. These investments have been added in the June 30, 2018 table to conform to the presentation as of June 30, 2019.

Of the investments listed above, the Company (or its affiliates) has the power to exercise control over the management or policies of the portfolio companies listed below:

Coastal Realty Business Trust ("CRBT"):

CRBT is a Nevada business trust whose trustee is MacKenzie. Each series of the trust has its own beneficiaries and own assets. The Company owns the following two series of CRBT and is the only beneficiary of such series. Under the terms of the agreement, there are no redemption rights to any of the series participants.

·
CRBT, REEP, Inc.-A has an ownership interest in one of three general partners of a limited partnership which owns one multi-family property located in Frederick, Maryland.

·
CRBT, Series H2-A invests in shares of a REIT which owns a real estate portfolio within asset classes of ski and mountain lifestyle, senior housing, attractions, marinas and other lifestyle properties located in the United States and Canada. During the year ended June 30, 2018, this Series made liquidating distributions and dissolved after the sole underlying REIT investment liquidated and dissolved.

MC 15 Preferred Equity, LLC:

MC 15 Preferred Equity, LLC is a holding company that owns preferred equity of a company that owns a commercial real estate property in Austin, Texas. The Company is a co-manager of MC 15 Preferred Equity, LLC and has approximately 55.8% ownership interest in the company. During the year ended June 30, 2019, MC 15 Preferred Equity, LLC dissolved after it received the preferred equity distributions from the underlying real estate company and distributed the proceeds to its members in accordance with the operating agreement.

MPF Pacific Gateway:

MPF Pacific Gateway, which is managed by MacKenzie, is a holding company that owns an investment in a REIT Liquidating Trust. The Company has a 15.82% ownership interest in MPF Pacific Gateway.

NOTE 6 – FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights of the Company for the years ended June 30, 2019, 2018, 2017, 2016 and 2015.

	For The Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Per Share Data:

Beginning net asset value ("NAV")	$10.07	$9.84	$9.94	$10.18	$9.81

Net investment income (1)	0.57	0.30	0.33	0.26	(0.35)
Net realized gain (1)	0.12	0.36	0.31	0.91	1.03
Net unrealized gain (loss) (1)	(0.40)	0.79	0.39	(0.01)	1.17
Net increase in net assets resulting from operations	0.29	1.45	1.03	1.16	1.85

Issuance of common stock above (below) NAV (1) (4)	(0.21)	(0.32)	(0.37)	(0.68)	(0.85)
Redemption of common stock below NAV (1) (6)	0.02	0.01	0.02	0.05	-
Dividends to stockholders (1) (5)	(0.73)	(0.91)	(0.78)	(0.77)	(0.63)
Ending NAV	$9.44	$10.07	$9.84	$9.94	$10.18

Weighted average common Shares outstanding	9,951,816	7,440,841	5,183,166	3,073,448	1,541,525
Shares outstanding at the end of period	10,926,320	8,496,142	6,096,773	4,057,319	2,196,613
Net assets at the end of period	$103,115,381	$85,595,319	$59,989,525	$40,332,191	$22,360,229
Average net assets (2)	$94,355,350	$72,792,422	$50,160,858	$31,346,210	$15,551,614

Ratios to average net assets
Total expenses	6.62%	6.52%	6.05%	5.83%	8.58%
Net investment income	5.98%	3.06%	3.46%	2.58%	(4.70)%
Total rate of return (2) (3)	3.06%	14.79%	10.67%	11.49%	18.26%

(1) Based on weighted average number of shares of common stock outstanding for the period.
(2) Average net assets were derived from the beginning and ending period-end net assets.
(3)       Total return is based on the net increase (decrease) in net assets resulting from operations divided by average net assets. An individual stockholder’s return may vary from this return based on the time of capital transactions,

(4) Net of sales commissions and dealer manager fees of $1.00 per share.
(5) Dividends are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP.
(6) Amounts based on differences between the actual redemption price and the NAVs preceding the redemptions.

NOTE 7 – SHARE OFFERINGS AND FEES

During the year ended June 30, 2019, the Company issued 2,359,285 shares with gross proceeds of $23,244,171, under the current offering and issued 334,008 shares under the Company's dividend reinvestment plan ("DRIP") with gross proceeds of $3,006,069. For the year ended June 30, 2019, the Company incurred selling commissions and fees of $2,010,015. No selling commissions and fees were incurred for the shares issued under the DRIP.

During the year ended June 30, 2018, the Company issued 2,300,933 shares with gross proceeds of $23,007,310, under the current offering and issued 260,005 shares under the Company's dividend reinvestment plan ("DRIP") with gross proceeds of $2,340,042. For the year ended June 30, 2018, the Company incurred selling commissions and fees of $2,293,765. No selling commissions and fees were incurred for the shares issued under the DRIP.

NOTE 8 – SHARE REPURCHASE PLAN

Pursuant to the Company’s share Repurchase Program, during the year ended June 30, 2019, the Company submitted four tender offers to purchase its own shares at $9 per share. The Company repurchased a total of 263,115 shares for a total of $2,368,035. Similarly, during the year ended June 30, 2018, the Company submitted four tender offers and repurchased a total of 161,569 shares for a total of $1,454,120.

NOTE 9 – STOCKHOLDER DIVIDENDS AND INCOME TAXES

The following table reflects the dividends per share that the Company has declared on its common stock during the year ended June 30, 2019.

	Dividends
During the Quarter Ended	Per Share	Amount
September 30, 2018	$0.175	$1,571,551
December 31, 2018	$0.206	$1,994,972
March 31, 2019	$0.175	$1,794,012
June 30, 2019	$0.175	$1,877,100
	$0.731	$7,237,635
Of the total dividends paid during the year ended June 30, 2019, $3,006,069 has been reinvested under the Company’s DRIP.
The following table reflects the dividends per share that the Company has declared on its common stock during the year ended June 30, 2018.

	Dividends
During the Quarter Ended	Per Share	Amount
September 30, 2017	$0.175	$1,033,816
December 31, 2017	$0.425	$2,941,369
March 31, 2018	$0.175	$1,345,491
June 30, 2018	$0.175	$1,438,808
	$0.950	$6,759,484

Of the total dividends paid during the year ended June 30, 2018, $2,340,042 has been reinvested under the Company’s DRIP.

On July 28, 2019, the Company's Board of Directors approved a monthly dividend of $0.0583 per share for the quarter ending September 30, 2019, payable on or about the quarterly payment date of October 31, 2019, to record holders as of July 31, 2019, August 31, 2019, and September 30, 2019.

Income Taxes

While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is December 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified.

For income tax purposes, dividends paid to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to stockholders for the tax years ended December 31, 2018, (the most recent tax year end completed and filed) and 2017, were as follows:

	December 31, 2018	December 31, 2017
Capital gain	$6,236,421	$3,798,189
Ordinary income	-	1,046,997
Total dividends	$6,236,421	$4,845,186

The tax character of dividends paid to stockholders since December 31, 2018 (the most recent tax year ended completed and filed) through June 30, 2019, is expected to be ordinary income and capital gains. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending December 31, 2018.

The components of undistributed earnings on a tax basis as of December 31, 2018 (the most recent tax year end completed and filed) and December 31, 2017, were as follows:

	December 31, 2018	December 31, 2017
Undistributed long term capital gain	$129,808	$114,401
Unrealized fair value appreciation	6,802,996	4,939,463
	$6,932,804	$5,053,864

The following table presents the aggregate gross unrealized appreciation, depreciation, and cost basis of investments for income tax purposes as of:

	June 30, 2019	June 30, 2018
Aggregate gross unrealized appreciation	$9,058,278	$11,257,709
Aggregate gross unrealized depreciation	(827,940)	(840,942)
Net unrealized appreciation	$8,230,338	$10,416,767

Aggregate cost (tax basis)	$95,014,809	$64,167,738

NOTE 10 – QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table presents selected unaudited quarterly financial data for each quarter during the years ended June 30, 2019, 2018, and 2017.

	Quarter Ended
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Net investment income (loss)	$2,871,700	$488,253	$508,911	$1,775,242
Net realized gain from sale of investments	$3,637,660	$(1,604,128)	$(812,058)	$(17,424)
Net unrealized gain (loss) on investments	$(4,645,656)	$1,438,916	$152,181	$(908,090)
Net increase in net assets resulting from operations	$1,863,704	$323,041	$(150,966)	$849,728
Net increase in net assets resulting from operations per Share	$0.21	$0.03	$(0.01)	$0.08
Weighted average Share outstanding	9,004,403	9,660,553	10,314,925	10,844,984

	Quarter Ended
	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Net investment income	$(373,346)	$1,066,485	$2,083,485	$(549,425)
Net realized gain from sale of investments	$848,583	$849,890	$53,645	$939,655
Net unrealized gain (loss) on investments	$961,773	$(192,957)	$(1,578,694)	$6,656,717
Net increase in net assets resulting from operations	$1,437,010	$1,723,418	$558,436	$7,046,947
Net increase in net assets resulting from operations per Share	$0.22	$0.24	$0.07	$0.85
Weighted average Share outstanding	6,577,208	$7,205,816	7,723,757	8,271,765

	Quarter Ended
	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Net investment income	$84,468	$344,162	$594,226	$710,950
Net realized gain from sale of investments	$1,016,846	$601,001	$754,352	$(775,832)
Net unrealized gain (loss) on investments	$752,137	$468,464	$(1,191,757)	$1,994,225
Net increase in net assets resulting from operations	$1,853,451	$1,413,627	$156,821	$1,929,343
Net increase in net assets resulting from operations per Share	$0.41	$0.28	$0.03	$0.33
Weighted average Share outstanding	4,538,838	$4,972,455	5,297,788	5,934,240

15,000,000 Shares

Common Stock

PROSPECTUS

                     , 2019

Part C — Other Information

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

The following financial statements of MacKenzie Realty Capital, Inc. (the “Registrant”) are included in Part A of this Registration Statement.
Consolidated Financial Statements for the years ended June 30, 2019 and 2018

2.	Exhibits:
Exhibit No.	Description of Document
a.	Articles of Amendment and Restatement (1)
b.	First Amended and Restated Bylaws (2)
c.	Inapplicable
d.	Subscription Agreement*
e.	Dividend Reinvestment Plan(6)
f.	Inapplicable
g.1.	Amended and Restated Investment Advisory Agreement with MCM Advisers, LP dated as of October 1, 2017(10)
g.2	Amendment to the Amended and Restated Advisory Agreement dated as of October 29, 2018 (11)
g.3	Form of Amendment to pre-December 2016 Investment Advisor Introducing Agreement(7)
g.4	Form of Investment Adviser Introducing Agreement (beginning December 2016)(7)
h.1	Marketing Services Agreement dated December 20, 2016(8)
h.3	Form of Sales Agent Agreement (for use after August 6, 2014) (4)
h.4	Form of Amendment to Sales Agent Agreement (for agreements entered prior to effective date of the Registrant’s prior Registration Statement (File No. 333-212804))(8)
h.5	Form of Sales Agent Agreement (for use after effective date of Registrant’s prior Registration Statement (File No. 333-212804))(8)
h.6.	Form of Sales Agent Agreement (for use after effective date of registration statement) (13)
i.	Inapplicable
k.1.	Form of Investor Services Agreement with ACS Securities Services, Inc. (5)
k.2.	Form of Administration Agreement with MacKenzie Capital Management, LP (5)
k.3.	Form of Investor Services Agreement with MacKenzie Capital Management, LP (12)
l.1	Opinion of Husch Blackwell LLP (13)
l.2	Opinion of Venable LLP (13)
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm *
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Registrant (5)
r.2.	Code of Ethics for Principal Executive Officer and Principal Financial Officer (5)
_____________

*	filed herewith
(1)	Incorporated by reference to the Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-181853) filed on May 14, 2014.
(2)	Incorporated by reference to the Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-181853) filed on July 19, 2013.
(3)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 (File No. 333-212804) filed on August 1, 2016
(4)	Incorporated by reference to the Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-181853) filed on August 6, 2014.
(5)	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File No. 333-181853) filed on May 30, 2013.
(6)	Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-212804) filed on October 6, 2016
(7)	Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-212804) filed on December 19, 2016
(8)	Incorporated by reference to the Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-212804) filed on December 22, 2016
(9)	Incorporated by reference to the Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-212804) filed on September 29, 2017
(10)	Incorporated by reference to the Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-212804) filed on November 9, 2017
(11)	Incorporated by reference to the Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File No. 333-212804) filed on October 29, 2018
(12)	Incorporated by reference to the Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-2 (File No. 333-212804) filed on May 10, 2019
(13)	Incorporated by reference to the Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File No. 333-212804) filed on September 27, 2019

Item 26. Marketing Arrangements
The information contained under the heading “Arrangements With Dealer Manager and Selected Broker-Dealers” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee	$22,500
Securities and Exchange Commission fees	18,634.50
Accounting fees and expenses	120,000
Legal fees and expenses	500,000
State Registration Fees	180,000
Printing expenses	30,000
Transfer Agent fees	0.00
Total	$871,134.50

Item 28. Persons Controlled by or Under Common Control

As of October 24, 2019, Chip Patterson, the Company’s Chairman, and each of its executive officers, may be deemed to beneficially own 56,484.52 Shares, or approximately 0.5% of the outstanding common stock of the Registrant.  All such persons are residents of California.

Item 29. Number of Holders of Securities

As of October 24, 2019, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.001 par value)	2,819

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Advisor

The information in the prospectus under the captions “Prospectus Summary - About MacKenzie Capital Management”, Prospectus Summary – About MCM Advisers”, “Management – Board of Directors and Executive Officers”, “Portfolio Management” and “Investment Advisory Agreement” is hereby incorporated by reference.  In addition, the Form ADV of MCM Advisers, LP, as filed with the Securities and Exchange Commission (SEC File No. 801-50572), is incorporated herein by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment advisor, MCM Advisers, LP, 89 Davis Road, Suite 100, Orinda, California 94563, at the offices of the Registrant’s administrator and transfer agent, MacKenzie Capital Management, LP, 89 Davis Road, Suite 100, Orinda, California 94563, and at the offices of one of the Registrant’s custodians, US Bank National Association, 1555 N. Rivercenter, Suite 300, Milwaukee, Wisconsin 53212.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

  (e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

     (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

  (f) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering by the Registrant pursuant to the issuance of rights to subscribe for shares below net asset value;

  (g) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering below net asset value if the net dilutive effect of such offering (as calculated in the manner set forth in the dilution table contained in the prospectus), together with the net dilutive effect of any prior offerings made pursuant to this post-effective amendment (as calculated in the manner set forth in the dilution table contained in the prospectus), exceeds fifteen percent (15%);

  (h) to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

5. Not Applicable.

6. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Moraga and State of California on the 29th day of October, 2019.

MacKenzie Realty Capital, Inc.
.
By:  /s/ Robert Dixon
Robert Dixon,
Chief Executive Officer and President

     The undersigned directors and officers of MacKenzie Realty Capital, Inc. hereby constitute and appoint Robert Dixon our true and lawful attorney-in-fact with full power to execute in our name and behalf, in the capacities indicated below, this Amendment to Registration Statement on Form N-2 and all other amendments to such Registration Statement, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Paul Koslosky	Chief Financial Officer and Treasurer
Paul Koslosky	(Principal Financial and Accounting Officer)	October 29, 2019

/s/ Robert Dixon	Chief Executive Officer and President
Robert Dixon	(Principal Executive Officer)	October 29, 2019

/s/Chip Patterson
Chip Patterson	Director	October 29, 2019

/s/ Tim Dozois
Tim Dozois	Director	October 29, 2019

/s/ Tom Frame
Tom Frame	Director	October 29, 2019